united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/15

Item 1. Reports to Stockholders.

CLASS A AND C SHARES

ANNUAL REPORT
AS OF AUGUST 31, 2015

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 38
Statements of Assets and Liabilities	Page 85
Statements of Operations	Page 89
Statements of Changes in Net Assets	Page 93
Notes to Financials	Page 99
Financial Highlights	Page 120
Report of Independent Registered Public Accounting Firm	Page 138
Supplemental Information	Page 140
Privacy Notice	Page 146

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2015

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2014 through August 31, 2015.

FIVE PRINCIPLES OF SOUND INVESTING

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward. Let’s revisit some sound investment principles that can help you traverse both rising and falling markets.

1.	A well-designed asset allocation strategy can be the anchor for many successful investors. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets. A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon. Review your asset allocation strategy with your financial advisor. If you have implemented an asset allocation strategy that you are comfortable with, then don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy – consider remaining anchored. Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to potentially earn higher rates of return over the long haul than they might earn if they place money in investments that don’t fluctuate in value.

2.	Many successful investors put professional money managers on their investment teams. We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust’s portfolios. The Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors. The Trust’s diversity of portfolio structure is designed to give you the opportunity to more efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives. For your serious, “core” assets, why not let full-time investment professionals purchase and sell securities on your behalf?

3.	Stay focused on your long-term investment goals. Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met. When reviewing the performance of the portfolios of the Trust, and the performance of money managers in general, please remember that it is not unusual for managers’ returns to vary significantly from their benchmark indices over short-term measurement periods such as several quarters. In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

4.	Consider adding money to your investment portfolio when it declines in value. Of course, no one can tell you for sure when a market has reached bottom, and there is no guarantee that an investment will rise after a decline. It takes courage to be a successful investor.

5.	Be disciplined and patient with your investment strategy. Successful investing requires both discipline and patience.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

ECONOMIC OVERVIEW

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (U.S.) advanced by an annualized growth rate (AGR) of 3.9% during the second quarter of 2015. This was a nice turnaround from the GDP’s 0.6% AGR during the first quarter of 2015. We believe that the U.S. economy has entered a “moderate core” stage of economic growth. A “moderate core” stage of economic growth is generally indicated by corporate profits growing temperately, a continuation of employment growth, and a Federal Reserve (Fed) posture that is supportive of economic growth while keeping its inflation target in focus. Additionally, the unemployment rate is well off of its cycle high, which has likely been a primary factor in elevating consumer confidence to its highest level in years. Positive Personal Consumption data, which is typically dependent on healthy employment growth and sound consumer confidence, appears at this time to be well rooted.

One of the four major categories of data Saratoga Capital Management, LLC considers is stock market valuation. The S&P 500’s Price to Earnings Ratio (S&P 500 P/E) is a commonly used metric by which investors may gauge if the S&P 500 is overvalued, undervalued, or fairly valued. The S&P 500 P/E is created by dividing the S&P 500’s market value by its constituents’ trailing 12-months reported earnings. The historic range of the S&P 500 P/E is a low of roughly 6.7 and a high of 122.0, while the ratio’s long term average is approximately 18.75. The September 30, 2015 reading of the S&P 500 P/E was 21.74. So, what drives the level of the S&P 500 P/E? We find that the level of the S&P 500 P/E can be established by understanding what is driving the economy more generally, factors such as: monetary policy, the level of interest rates, interest rate spreads (the difference between long-term and short-term interest rates), real interest rates (interest rates minus the inflation rate), the GDP, and consumer confidence, to name a few. The starting point for us is to weigh these factors to determine if the S&P 500 P/E should be above, below, or near its historic mean. We have three primary algorithms that we utilize to break down specific data and we decide which of these three algorithms to overweight based on the economic sectors that are contributing the most to current economic growth. Currently, we are particularly interested in the Personal Consumption Expenditures (PCE) sector of the economy. PCE is separated into two main categories, PCE-Goods and PCE-Services. Pairing our analysis of historical S&P 500 P/E and PCE data, we are able to see that from March, 1960 through June, 2015 when the PCE-Goods sector outperforms the PCE-Services sector, the median S&P 500 P/E has been about 17.95. During that same period, when PCE-Services is outperforming PCE-Goods, the median S&P 500 P/E is just over 14.21. Additionally, we carefully monitor the level and direction of consumer confidence, as measured by the Consumption Modification Index® (CMI). We find that there is both significant quantitative and qualitative correlation between consumer confidence (as measured by the CMI), and the long term trend of the S&P 500 P/E. These pieces of analysis, along with others, lead us to believe that while certain pieces of economic data support an elevated P/E, the U.S. stock market in general is currently fairly valued.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. 3809-NLD-11/09/2015

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	1/4/99 - 8/31/15*	2/14/06 - 8/31/15*
Class A
With Sales Charge	-10.08%	14.43%	NA	NA	2.12%
Without Sales Charge	-4.60%	15.79%	NA	NA	2.76%
Class C
With Sales Charge	-6.04%	15.06%	2.63%	1.95%	NA
Without Sales Charge	-5.09%	15.06%	2.63%	1.95%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 1.61% and 2.21% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2015, the Portfolio’s positions in the energy and technology sectors detracted from performance, which was offset slightly by favourable positions in healthcare. Noble (1.51%), Cameron (0.00%) and Haliburton (0.00%) were three of the bottom performers within the Portfolio as the rapid 50% decline in oil prices over the course of the fiscal year lead to weakness in all oil services stocks. On the technology side, NXP Semiconductors (0.00%) was the Portfolio’s best performing stock, as the company continues to benefit from further chip penetration in automotive connectivity, as well as the increased proliferation of smart phones around the world. Some of this gain was offset by Micron Technology (0.00%), where the cyclicality of the memory chip business proved itself again. An oversupply of memory chips in the industry lead to price declines and a deterioration of fundamentals much quicker than we had anticipated. Healthcare was a strong performer in the fiscal year, as the Portfolio benefitted from its large positions in Shire (4.74%), Allergen (4.79%), and Mylan Laboratories (4.17%). Mergers and acquisitions continues to be a key focus in the sector, and the transformative deals taking place bode well for potential future accretion and double-digit earnings growth for many years to come.

As we continue to expect volatility within China and other emerging markets, we have positioned the Portfolio to try to take advantage of the strengthening U.S. economy. Persistent debate around the Federal Reserve’s decision on U.S. interest rates and slowing international growth makes superior stock selection all the more important heading into 2016.

Most recently the Portfolio has added positions in Berry Plastics (4.68%), Lennar (1.99%), and Whirlpool (4.83%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Eagle Materials, Inc.	4.9%
CommScope Holding Co., Inc.	4.9%
Whirlpool Corp.	4.8%
Allergan PLC	4.8%
Aramark	4.8%
Shire PLC - ADR	4.7%
Berry Plastics Group, Inc.	4.7%
AerCap Holdings NV	4.6%
McKesson Corp.	4.6%
American Airlines Group, Inc.	4.3%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2015, consisted of 1,416 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	1/4/99 - 8/31/15*	2/14/06 - 8/31/15*
Class A
With Sales Charge	1.05%	17.33%	NA	NA	6.97%
Without Sales Charge	7.20%	18.73%	NA	NA	7.63%
Class C
With Sales Charge	5.57%	18.01%	8.08%	2.19%	NA
Without Sales Charge	6.57%	18.01%	8.08%	2.19%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 1.59% and 2.20% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable and competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

The Saratoga Large Capitalization Growth Portfolio posted positive returns during the fiscal year ended August 31, 2015. Amazon (7.42%), Monster Beverage (4.47%), and Visa (5.05%) were the top contributors to performance. Qualcomm (3.82%), Alibaba (2.76%), and Schlumberger (2.62%) were the largest detractors. Stock selection in the consumer discretionary, industrials, and financials sectors contributed to relative performance. Stock selection in the information technology and health care sectors detracted from relative performance.

During the fiscal year the Portfolio initiated a position in Alibaba, the largest e-commerce company in China. We believe this is a high quality company whose network, brand recognition, scale and cost advantages are very difficult to replicate over our investment time horizon. The long-term structural expansion of internet users and online shoppers combined with overall increased retail consumption in the China market should drive secular growth. At the time, shares were trading at a significant discount to our estimate of intrinsic value and we believe offered a compelling reward-to-risk opportunity. We subsequently added to the Portfolio’s Alibaba position as near-term price weakness created an even more attractive reward-to-risk opportunity, in our view. During the period we also sold the Portfolio’s positions in Diageo and Altera, as share prices reached our estimate of intrinsic value.

Our investment process is characterized by bottom-up fundamental research and a long-term time horizon. As a result, our sector positioning is derived from our stock selection. The Portfolio is currently overweight in the information technology and consumer staples sectors, and it is underweight in the consumer discretionary, health care, financials, industrials, and energy sectors.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amazon.com, Inc.	7.4%
Facebook, Inc.	6.2%
Cisco Systems, Inc.	5.2%
Visa, Inc.	5.1%
Oracle Corp.	4.5%
Monster Beverage Corp.	4.5%
QUALCOMM, Inc.	3.8%
SEI Investments Co.	3.7%
Novo Nordisk - ADR	3.5%
Expeditors International of Washington, Inc.	3.5%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2015, consisted of 1,649 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	6/28/02 - 8/31/15*
Class A
With Sales Charge	-1.94%	15.99%	7.15%	8.26%
Without Sales Charge	4.08%	17.37%	7.78%	8.75%
Class C
With Sales Charge	2.82%	16.71%	7.18%	8.12%
Without Sales Charge	3.69%	16.71%	7.18%	8.12%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 2.03% and 2.63% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2015, deteriorating market breadth (the number of companies advancing relative to the number declining) resulted in increased stock market volatility. The current market volatility will likely continue as capital markets adjust to the shifts in central bank policy that are occurring globally. The near term direction of U.S. stock markets will likely be dictated by the tug-of-war between an improving labor market, which will pressure corporate margins, and the potential reacceleration of top line growth as wages rise and the employment base expands. The recent selloff in the stock market is consistent with our view that with valuations stretched, near term earnings estimates declining, and corporate borrowing rates likely beyond their cyclical lows that we will see an improvement in valuations.

During the fiscal year, stock selection was the primary driver of performance. Energy, Materials, and Industrials were the only sectors that detracted from absolute performance while Technology, Health Care, Consumer Discretionary, and Financials contributed the most to relative performance. Our decision to underweight Real Estate Investment Trusts (“REITs”) and Utilities also contributed positively to relative performance. During the fiscal year, we increased the Portfolio’s weightings in Consumer Discretionary, Financials, Health Care, and Materials while reducing weightings in Energy and Industrials. The Portfolio is overweight Consumer Discretionary, Health Care, Materials, and Technology, while it is underweight Consumer Staples, Energy, Financials, Industrials, and Utilities. The underweight in Financials is primarily due to not owning REITs.

Given current valuations in the stock market, sluggish growth, and the prospect of the Federal Reserve moving off its zero interest rate policy, the stock markets are likely to be volatile and could experience a further correction. We would welcome any correction as an opportunity to make attractive investments. While the nature of the bull market is changing there are still individual stocks that should perform well despite the increasing market headwinds.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
HCA Holdings, Inc.	2.9%
Jarden Corp.	2.4%
Catalent, Inc.	2.3%
Amsurg Corp.	2.3%
Ares Captial Corp.	2.3%
Men’s Wearhouse, Inc.	2.2%
VWR Corp.	2.2%
Crown Holdings, Inc.	2.2%
NASDAQ OMX Group, Inc.	2.1%
PVH Corp.	2.1%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2015, consisted of 385 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio's return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	1/4/99 - 8/31/15*	2/14/06 - 8/31/15*
Class A
With Sales Charge	-14.19%	8.62%	NA	NA	4.10%
Without Sales Charge	-8.98%	9.92%	NA	NA	4.74%
Class C
With Sales Charge	-10.44%	9.15%	4.34%	7.49%	NA
Without Sales Charge	-9.58%	9.15%	4.34%	7.49%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 1.76% and 2.35% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2015, in general growth stocks finished the period well ahead of value stocks, particularly among small capitalization stocks. The Portfolio was helped by sector allocation while stock selection was a negative factor. An underweight in energy and overweight in health care contributed meaningfully to performance while an underweight in financials detracted. Information technology stock picks were a positive influence but were more than offset by poor performance of consumer discretionary and consumer staples stocks. Among individual stocks, oil and gas exploration company Stone Energy (0.00%) was the largest detractor, followed by retail brand licensor Inconix Brand Group (0.00%). On the plus side were industrials company A.O. Smith (1.29%) and consumer products supplier Prestige Brands (0.00%).

With the Federal Reserve determined to keep the economy on track and the prospect of moderate U.S. economic growth, we continue to believe the backdrop is generally favorable for select small capitalization value stocks. Investors will be watching both the U.S. and global economy for indications of changes in growth trends. At the forefront will likely be China, the Eurozone, and commodity prices as well as fiscal and monetary policies. In our opinion, U.S. corporate fundamentals and earnings growth prospects remain solid, especially when compared to other major global economies.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Meridian Bancorp, Inc.	2.0%
Vail Resorts, Inc.	2.0%
Silver Bay Realty Trust Corp.	1.9%
Armada Hoffler Properties, Inc.	1.7%
Time, Inc.	1.7%
Douglas Dynamics, Inc.	1.7%
Guidewire Software, Inc.	1.7%
Dycom Industries, Inc.	1.7%
Manhattan Associates, Inc.	1.5%
Dave & Buster’s Entertainment, Inc.	1.5%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2015, consisted of 765 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc., Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	1/4/99 - 8/31/15*	2/14/06 - 8/31/15*
Class A
With Sales Charge	-20.64%	-0.33%	NA	NA	-2.09%
Without Sales Charge	-15.78%	0.86%	NA	NA	-1.47%
Class C
With Sales Charge	-17.17%	0.17%	-0.83%	-1.06%	NA
Without Sales Charge	-16.33%	0.17%	-0.83%	-1.06%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 2.78% and 3.29% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2015, the Portfolio’s overweight and stock selection within Energy detracted from performance as Brent crude continued to make new lows before bottoming at $40.70 on August 24, 2015. Our relative valuation work sometimes leads the Portfolio early into dislocated sectors or industries. It is our conviction that we are nearing a bottom in oil prices, driven by improving supply/demand and company specific catalysts. We believe any subsequent rebound in oil prices will have a positive effect on the Portfolio. As oil prices bottomed, we took the opportunity to add to the Portfolio’s Energy exposure as we believe current prices are unsustainable. Oil continues to trade below the marginal cost of replacement and the price needed to balance key producers’ national budgets. In addition, the portfolio’s Materials exposure contributed to performance during the fiscal year. Finally, from a country perspective, stock selection within Japan benefitted performance. We remain cautiously optimistic considering the global macro challenges and are encouraged by the positive economic and employment momentum in Europe and the United States. Further, Central banks’ dovishness around the globe (ex U.S.) is supportive for the Portfolio’s cyclical bias and should ultimately be positive for Emerging Markets, where the Portfolio is overweight.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
China State Construction International holdings Ltd.	2.4%
Assicurazioni Generali SpA	2.4%
Precision Drilling Corp.	2.3%
CaixaBank SA	2.0%
Amec Foster Wheeler PLC	2.0%
CRH PLC	2.0%
Credit Suisse Group AG	2.0%
National Australia Bank Ltd.	1.9%
Roche Holding AG	1.9%
Sumitomo Mitsui Trust Holdings, Inc.	1.9%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 31, 2015, the MSCI EAFE ® Index consisted of the following 21 develop market country indices: Australia, Austria, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of the dividend, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	7/15/99 - 8/31/15*	1/18/00 - 8/31/15*
Class A
With Sales Charge	4.85%	18.12%	8.89%	7.95%	N/A
Without Sales Charge	11.23%	19.53%	9.53%	8.35%	N/A
Class C
With Sales Charge	9.53%	18.80%	8.89%	N/A	4.63%
Without Sales Charge	10.53%	18.80%	8.89%	N/A	4.63%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 2.38% and 2.98% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

In general, the fiscal year ended August 31, 2015 was another strong year for the healthcare sector. The Saratoga Health & Biotechnology Portfolio turned in positive performance for the fiscal year.

The Supreme Court ruled that the Affordable Care Act (the “ACA”) does allow for subsidies on federal exchanges. This means that the ACA should survive intact, outside of a few minor changes, at least through the end of President Obama’s second term.

The merger wave that has gripped corporate America has been most intense in the healthcare sector, with deal volume setting records. This may be one factor driving the stocks higher. Other positive contributors include higher research and development productivity, a friendly regulatory environment, pricing power, good expense management, higher volumes due to more citizens having insurance coverage, and consolidation in various industries within the sector. All of these contributors have created an ideal environment for healthcare stocks, but we would caution investors that eventually these conditions will likely change and the sector- may lose its luster. As the 2016 presidential race heats up, we are already seeing rhetoric about pharmaceutical price-gouging.

Winners in the Portfolio during the fiscal year included surgical product provider CR Bard (5.66%), veterinary company VCA (3.89%), and insurers Cigna (3.74%), UnitedHealth (2.08%), and Anthem (4.03%). The health insurance industry is in the process of possibly consolidating from five major players to three. Four of the five aforementioned stocks returned more than 30%.

Laggards included the European pharmaceutical companies AstraZeneca (3.35%), GlaxoSmithKline (2.54%), and Sanofi (2.98%), all hurt by a declining euro.

Finally, we continue to manage the Portfolio with a long term perspective and a keen eye on risk-reward, which we believe benefits our investors over time.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Medtronic PLC	6.0%
Amgen, Inc.	5.8%
Cardinal Health, Inc.	5.8%
CR Bard, inc.	5.7%
Teva Pharmaceutical Industries Ltd.	4.5%
Becton Dickinson and Co.	4.2%
Anthem, Inc.	4.0%
VCA, Inc.	3.9%
Pfizer, Inc.	3.8%
Cigna Corp.	3.7%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts
and Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	10/22/97 - 8/31/15*	1/14/00 - 8/31/15*
Class A
With Sales Charge	-3.59%	13.60%	10.08%	4.40%	NA
Without Sales Charge	2.29%	14.95%	10.74%	4.75%	NA
Class C
With Sales Charge	0.84%	14.27%	10.08%	NA	-3.92%
Without Sales Charge	1.71%	14.27%	10.08%	NA	-3.92%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 2.27% and 2.87% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

Commentary from Oak Associates, Ltd. - For the fiscal year ended August 31, 2015, for our portion of the Portfolio the biggest contributor to performance was security vendor Palo Alto Networks (0.38%), which has broadened its Portfolio of products well beyond its core next generation firewall and continues to ride a wave of spending spurred by increasingly frequent targeted attacks against corporations worldwide. The Portfolio’s broader exposure to this trend through ownership of Fortinet (0.33%) and ProofPoint (0.29%) also benefited the Portfolio. The biggest negative contributor to performance for our portion of the Portfolio was Trimble Navigation (0.00%). The demand backdrop deteriorated materially over the course of the fiscal year, with agricultural commodity prices weakening and construction spending falling off in emerging markets. The Portfolio exited the position during the fiscal year. The Portfolio’s largest position remains Apple (10.65%), which gained smartphone market share over the past year off the strength of a much improved iPhone that sported a larger screen and a higher price. We expect it to hold share in the coming year while continuing to generate profit margins well above the industry average. During the fiscal year, we increased the Portfolio’s weight in Internet content and advertising, most notably through additions to social networks Facebook (3.27%) and LinkedIn (1.45%), which have been core holdings. We view both companies as having strong business models that are well positioned to capture increased spending in their respective areas of expertise. One addition to the Portfolio was Cavium (0.65%). The company sells semiconductor processors that specialize in enhancing network and data center performance. The company is growing at a rapid clip of over 20% and has an encouraging pipeline of new products that should help drive results in 2016. On the whole, three major secular trends that the Portfolio has significant exposure to are security as a business risk, the next generation data center, and the social and commerce based Internet.

We have been accurately anticipating modest economic growth, given the fiscal and monetary challenges of many developed nations, including the U.S. Complicating this view of late has been the collapse of economies in Russia and Brazil, as well as the deceleration in China’s growth. Consequently, we think markets may remain choppy near-term. However, we view the recent correction as having provided numerous opportunities to buy stocks at discounted prices and we are selectively adding new ideas. From these lower levels, and with market sentiment now cautious, we think the domestic stock market can produce above average returns over the next year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Apple, Inc.	10.7%
Google, Inc. - Cl. A	5.9%
Google, Inc.	5.7%
MicrosoftCorp.	5.3%
Cisco Systems, Inc.	3.6%
Oracle Corp.	3.5%
Amdocs Ltd.	3.5%
Facebook, Inc.	3.3%
Amazon.com, Inc.	2.7%
EMC Corp.	2.7%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	10/23/97 - 8/31/15*	1/7/03 - 8/31/15*
Class A
With Sales Charge	-39.77%	-0.63%	-0.51%	4.38%	NA
Without Sales Charge	-36.09%	0.56%	0.08%	4.73%	NA
Class C
With Sales Charge	-37.08%	-0.04%	-0.51%	NA	5.21%
Without Sales Charge	-36.45%	-0.04%	-0.51%	NA	5.21%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 3.04% and 3.62% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2015, crude oil markets remained oversupplied due to continued efficiency gains by U.S. shale producers and record production levels by the Organization of the Petroleum Exporting Countries. The corrective cycle is in progress, but could potentially last several more quarters due to seasonal weakness in crude demand during fall and spring refining maintenance periods. There is still a possibility of new lows for the front of the curve. On the positive side, U.S. crude production levels have peaked. The U.S. Energy Information Agency recently began reporting monthly production levels under a more reliable methodology. The survey revealed that U.S. production peaked in April and was down 300,000 barrels per day in May and June. As we pointed out in our last commentary, it was inevitable that U.S. production would roll given the sharp decline in U.S. drilling activity and the steep underlying decline rates in shale wells.

We expect that sometime in 2016 crude prices will begin normalizing back towards mid cycle prices of $65-70/barrel. While crude inventory levels are high, the combination of declining U.S. production, moderating international growth, and strong global demand should all help contribute to the normalization process.

Given the uncertainty in crude markets, the Portfolio has recently purchased several names in the materials sector (The Sherwin-Williams Company (4.46%) and FMC Corp. (1.33%)) that we think offer attractive fundamentals, valuations, and catalysts over the medium term.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Suncor Energy, Inc.	5.8%
Energen Corp.	5.2%
Exxon Mobil Corp.	5.1%
Pioneer Natural Resources Co.	4.8%
Valero Energy Corp.	4.5%
Sherwin-Williams Co.	4.5%
Halliburton Co.	3.9%
Diamondback Energy, Inc.	3.9%
Dow Chemical Co.	3.8%
Newfield Exploration Co.	3.5%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	8/1/00 - 8/31/15*
Class A
With Sales Charge	-9.13%	7.29%	-1.55%	0.83%
Without Sales Charge	-3.55%	8.57%	-0.97%	1.23%
Class C
With Sales Charge	-5.15%	7.92%	-1.60%	0.62%
Without Sales Charge	-4.19%	7.92%	-1.60%	0.62%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 4.30% and 4.89% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2015, the financials sector exhibited significant volatility as a function of the markets’ changing views of global growth and the direction of future interest rates.

During the fiscal year, top contributors to the Portfolio were UBS Group (1.59%), Synchrony (1.20%) and Bank United (1.59%). UBS Group, the largest private wealth manager in the world, has performed well in 2015 as it has posted solid assets under management inflows and increased its dividend. Synchrony, the private label credit card bank that had an initial public offering from GE in 2014, has also trounced its card peers this year largely due to benign credit quality and better revenue visibility. We have trimmed the stock ahead of the looming distribution to the parent’s shareholders. Bank United, a smaller regional bank that operates in Florida and New York City, has also benefitted from better loan and revenue growth plus rumors of takeover interest.

Key detractors to performance were HSBC (0.84%), Navient (1.39%) and Toronto Dominion (1.39%). HSBC, one of the largest banks in the world, saw its share price suffer from the strong dollar and its return on equity target reduction in the first quarter of 2015. The position was pruned back at that time but a small stake was kept as we believed diversification and high dividend yield would cushion the down side. Navient, a student loan lender and servicer that split from Sallie Mae in 2014, has swooned of late as its funding sources have become tighter and more expensive while its servicing practices have come under Consumer Financial Protection Bureau scrutiny. Finally, Toronto Dominion’s stock has underperformed due to the weak Canadian dollar and the incipient Canadian recession.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway, Inc.	6.7%
Wells Fargo & Co.	6.0%
Citigroup, Inc.	4.5%
American International Group, Inc.	4.3%
JPMorgan Chase & Co.	4.3%
US Bancorp	4.2%
Bank of America Corp.	3.6%
American Express Co.	3.3%
Goldman Sachs Group, Inc.	3.3%
ACE Ltd.	3.2%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Sunnymeath Asset Management, Inc., Red Bank, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	1/4/99 - 8/31/15*	2/14/06 - 8/31/15*
Class A
With Sales Charge	-6.31%	-0.60%	NA	NA	1.74%
Without Sales Charge	-0.59%	0.58%	NA	NA	2.38%
Class C
With Sales Charge	-1.86%	0.07%	1.81%	2.63%	NA
Without Sales Charge	-0.88%	0.07%	1.81%	2.63%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 1.76% and 2.36% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the Portfolio’s fiscal year ended August 31, 2015, the U.S. economy grew at a moderate pace led by strength in manufacturing and housing. The pace of job gains during this period has been solid and unemployment now stands at 5.1%. Overseas, emerging economies like Brazil and China have continued to weaken. The inflation rate has run below the Federal Open Market Committee’s long run objective due to a decline in energy and import prices. The yield on the 10-year Treasury declined 19 basis points (0.19%) during this period, the yield curve flattened and in general corporate bonds underperformed U.S. Treasuries. The Federal Reserve opted to leave rates unchanged.

During the fiscal year, the Portfolio reinvested in longer maturity Treasuries when other securities matured. In addition, the Portfolio maintained its overweight position in corporates and its underweight position in U.S. Treasury securities.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
U.S. Treasury Inflation Protection Securities, 0.375%, 7/15/23	5.3%
U.S. Treasury Inflation Protection Securities, 0.125%, 1/15/23	5.2%
U.S. Treasury Notes, 3.625%, 8/15/19	4.0%
U.S. Treasury Notes, 3.750%, 11/15/18	3.9%
U.S. Treasury Notes, 1.000%, 9/30/19	3.6%
BB&T Corp., 4.900%, 6/30/17	3.6%
General Electric Capital Corp., 5.500%, 1/8/20	3.6%
Federal Home Loan Mortgage, 4.875%, 6/13/18	3.4%
CR Bard, Inc., 2.875%, 1/15/16	3.4%
U.S. Treasury Inflation Protection Securities, 0.125%, 1/15/22	3.2%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	1/4/99 - 8/31/15*	2/14/06 - 8/31/15*
Class A
With Sales Charge	-6.21%	-0.87%	NA	NA	0.20%
Without Sales Charge	-0.46%	0.31%	NA	NA	0.82%
Class C
With Sales Charge	-1.66%	0.01%	0.80%	1.63%	NA
Without Sales Charge	-0.67%	0.01%	0.80%	1.63%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 3.10% and 3.66% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

During the Portfolio’s fiscal year ended August 31, 2015, the U.S. economy grew at a moderate pace led by strength in manufacturing and housing. The pace of job gains during this period has been solid and unemployment now stands at 5.1%. Overseas, emerging economies like Brazil and China have continued to weaken. The inflation rate has run below the Federal Open Market Committee’s long run objective due to a decline in energy and import prices. The yield on the 10-year Treasury declined 19 basis points (0.19%) during this period, the yield curve flattened and in general corporate bonds underperformed U.S. Treasuries. The Federal Reserve opted to leave rates unchanged.

Our strategy has not changed; in our view the Portfolio remains conservatively positioned with an underweight of longer maturity bonds. During the fiscal year, the Portfolio sold Florida State Board of Education bonds to raise cash for the Portfolio. The Portfolio is underweight states with large pension liabilities and maintained a shorter duration profile versus its benchmark. We believe this approach will benefit the Portfolio in the next few years as rates should eventually rise and we reinvest maturating proceeds at higher rates.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	5.3%
County of King WA Sewer Revenue, 4.00%, 1/1/20	4.6%
Kirksville R-III School District, 5.00%, 3/1/20	4.5%
Salt Lake County Utah, 3.00%, 12/15/20	4.4%
University of Iowa Revenue, 3.50%, 7/1/22	4.4%
Dunkirk City School District, 3.50%, 6/15/23	4.2%
State of Wisconsin, 5.00%, 5/1/19	4.2%
University of Maine System Revenue, 4.50%, 3/1/26	3.9%
Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	3.9%
Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	3.8%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A and C)
8/31/15	0.01%

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15*	9/1/05 - 8/31/15*	1/4/99 - 8/31/15*	2/14/06 - 8/31/15*
Class A
With Sales Charge	-5.65%	-1.15%	NA	NA	0.00%
Without Sales Charge	0.01%	0.01%	NA	NA	0.61%
Class C
With Sales Charge	-0.99%	0.01%	0.96%	1.28%	NA
Without Sales Charge	0.01%	0.01%	0.96%	1.28%	NA

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, are 1.33% and 1.93% for the A and C Classes, respectively.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Advised by: Armored Wolf, LLC, Irvine, California

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Inception:	Inception:
	9/1/14 - 8/31/15	2/1/11 - 8/31/15*	1/5/12 - 8/31/15*
Class A
With Sales Charge	-2.30%	-0.22%	NA
Without Sales Charge	3.67%	1.08%	NA
Class C
With Sales Charge	1.89%	NA	-0.10%
Without Sales Charge	2.89%	NA	-0.10%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 2.30% and 3.03% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

The battle between inflation-seeking central banks, disinflationary economic conditions and market dynamics rages on.

Both global growth and inflation have been marked down steadily since September 2014. Increased U.S. crude oil production from shale oil sources helped drop oil prices. This helps consumers but hurts corporate and national oil producing entities. The economic effect typically hits first before the consumer benefit, thus affecting global growth. China’s credit-fueled growth binge has hit speed limits as well, therefore showing less growth and slower inflation, enhanced by currency devaluation.

Many central banks are attempting to counter these forces by “quantitative easing,” buying bonds and increasing the money supply to try to push investors into risky assets to force interest rates lower and stimulate economic activity. The efficacy of this policy is questionable.

The U.S. central bank is no longer participating in stimulatory policies, creating pressure on the U.S. Dollar to appreciate. The Portfolio was well positioned for this change and benefited in relative interest rate securities. The Portfolio was also correctly positioned to benefit from falling energy prices.

The opposing forces above are still in place. Now markets are further along in their digestion phases, and investor sentiment appears to be the biggest change. While investors have continually given central banks the benefit of the doubt, weakness in risk asset prices points to some exhaustion in that faith. Massive market positions have built up to benefit from central bank largesse in the past decade. A real unwind of these positions will make recent market turmoil seem like a blip.

A prudent investment manager will take the evidence from economic fundamentals and valuations to see which side is winning this battle and position accordingly. More attention and leeway will be given now to the possibility of an unpleasant long term position unwind, which should benefit non-consensus investing positions.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
U.S Treasury Note, 0.25%, 11/30/15	11.8%
U.S Treasury Note, 0.25%, 2/29/16	11.8%
U.S Treasury Note, 1.375%, 7/31/18	6.0%
Golden State RE II Ltd., 2.25%, 01/08/19	5.9%
HC2 Holdings, Inc.	4.0%
Armor RE Ltd., 4.105%, 12/15/16	2.9%
Revlon, Inc.	2.9%
General Motors Co.	1.5%
Novatel Wireless, Inc.	0.9%
United Continental Holdings, Inc.	0.5%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood Village, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2015
	One Year:	Five Years:	Inception:	Inception:
	9/1/14 - 8/31/15	9/1/10 - 8/31/15	10/26/09 - 8/31/15*	1/5/12 - 8/31/15*
Class A
With Sales Charge	-8.93%	7.42%	8.74%	NA
Without Sales Charge	-3.38%	9.05%	10.15%	NA
Class C
With Sales Charge	-4.95%	NA	NA	10.53%
Without Sales Charge	-4.07%	NA	NA	10.53%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 2.04% and 2.79% for the A and C Classes, respectively.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Link REIT	4.9%
Digital Realty Trust, Inc.	4.4%
Select Income REIT	3.9%
Deutsche Annington Immobilien SE	3.9%
Westfield Corp.	3.7%
Tanger Factory Outlet Centers, Inc.	3.6%
NorthStar Realty Finance Corp.	3.5%
Ellington Financial LLC	3.4%
Sun Hung Kai Properties Ltd.	3.3%
American Campus Communities, Inc.	3.1%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments.

Portfolio Composition *

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Management, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended August 31, 2015
Inception:
9/29/14 - 8/31/15
Class A
With Sales Charge	-9.52%
Without Sales Charge	-4.00%
Class C
With Sales Charge	-5.55%
Without Sales Charge	-4.61%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated September 9, 2014, is 3.14% and 3.89% for the A and C Classes, respectively.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
SPDR Barclays Convertible Securities ETF	3.3%
SPDR S&P Dividend ETF	2.2%
iShares iBoxx $ High Yield Corporate Bond ETF	2.1%
Tallgrass Energy Partners LP	2.0%
WisdomTree High Dividend Fund	2.0%
WisdomTree Japan Hedged Equity Fund	2.0%
Western Gas Equity Partners LP	1.7%
Delek Logistics Partners LP	1.7%
Time Warner Cable, Inc.	1.6%
Broadcom Corp.	1.5%

*	Based on total net assets as of August 31, 2015.

Excludes short-term investments and short-sales.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Management, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2015
Inception:
7/31/15 - 8/31/15
Class A
With Sales Charge	-9.71%
Without Sales Charge	-4.20%
Class C
With Sales Charge	-5.06%
Without Sales Charge	-4.10%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated June 24, 2015, is 2.42% and 3.17% for the A and C Classes, respectively.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	106.0%
SPDR S&P 500 ETF Trust, 10/16/15, $205	4.8%
SPDR S&P 500 ETF Trust, 10/16/15, $193	0.9%
SPDR S&P 500 ETF Trust, 10/16/15, $194	0.1%

*	Based on total net assets as of August 31, 2015.

**	Based on total investments as of August 31, 2015.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Management, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2015
Inception:
7/31/15 - 8/31/15
Class A
With Sales Charge	-11.31%
Without Sales Charge	-5.90%
Class C
With Sales Charge	-6.84%
Without Sales Charge	-5.90%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated June 24, 2015, is 3.03% and 3.78% for the A and C Classes, respectively.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	105.7%
iShares MSCI Emerging Markets, 10/16/15, $35.00	2.9%
iShares MSCI Emerging Markets, 10/16/15, $35.00	2.8%

*	Based on total net assets as of August 31, 2015.

**	Based on total investments as of August 31, 2015.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO August 31, 2015

Shares		Value
	COMMON STOCK - 99.8%
	AIRLINES - 8.2%
27,600	American Airlines Group, Inc.	$1,075,848
21,700	Delta Air Lines, Inc.	950,026
		2,025,874

	BUILDING MATERIALS - 4.9%
14,984	Eagle Materials, Inc.	1,226,141

	COMMERCIAL SERVICES - 6.7%
37,875	Aramark	1,187,002
19,300	Quanta Services, Inc. *+	467,832
		1,654,834
	DISTRIBUTION/WHOLESALE - 3.4%
25,500	HD Supply Holdings, Inc. *	841,500

	DIVERSIFIED FINANCIAL SERVICES - 8.9%
27,050	AerCap Holdings NV *	1,137,182
19,950	Discover Financial Services	1,071,913
		2,209,095
	ENTERTAINMENT - 2.7%
22,000	Gaming and Leisure Properties, Inc.	680,680

	HOME BUILDERS - 2.0%
9,725	Lennar Corp. +	495,002

	HOME FURNISHINGS - 4.8%
7,150	Whirlpool Corp.	1,201,915

	INSURANCE - 6.7%
13,675	MetLife, Inc.	685,118
12,300	Prudential Financial, Inc.	992,610
		1,677,728
	MEDIA - 3.8%
79,922	Media General, Inc. *	939,084

	OIL & GAS - 1.5%
11,275	Noble Energy, Inc.	376,698

	PACKAGING & CONTAINERS - 8.9%
39,350	Berry Plastics Group, Inc. *	1,164,760
17,720	WestRock Co.	1,051,682
		2,216,442
	PHARMACEUTICALS - 18.3%
3,925	Allergan PLC *	1,192,180
5,745	McKesson Corp.	1,135,097
20,900	Mylan NV *	1,036,431
5,075	Shire PLC - ADR	1,177,400
		4,541,108
	REAL ESTATE - 3.9%
24,350	Realogy Holdings Corp. *	981,305

	REITS - 4.2%
73,750	NorthStar Realty Finance Corp.	1,036,187

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 99.8% (Continued)
	RETAIL - 3.4%
11,000	Dollar Tree, Inc. *	$838,860

	TELECOMMUNICATIONS - 7.5%
24,775	ARRIS Group, Inc. *	654,555
37,725	CommScope Holding Co., Inc. *	1,220,404
		1,874,959

	TOTAL COMMON STOCK (Cost - $25,526,101)	24,817,412

	SHORT-TERM INVESTMENTS - 0.2%
53,599	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $53,599)	53,599

Principal
	COLLATERAL FOR SECURITIES LOANED - 3.9%
	U.S. GOVERNMENT - 3.9%
$584,344	U.S. Treasury Bill, 0.000%, 12/3/15-5/26/16	583,674
54,595	U.S. Treasury Bond, 3.125%-6.000%, 2/15/26-2/15/43	70,276
49	U.S. Treasury Inflation Indexed, 1.375%, 7/15/18	56
300,777	U.S. Treasury Note, 0.500%-3.500%, 8/31/16-2/15/25	304,484
	(Cost - $958,490)	958,490

	TOTAL INVESTMENTS - 103.9% (Cost - $26,538,190) (a)	$25,829,501

	OTHER ASSETS AND LIABILITIES - (3.9)%	(964,471)

	NET ASSETS - 100.0%	$24,865,030

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $26,522,086 and differs from market value by next unrealized appreciation (Depreciation) of securities as follows:

Unrealized appreciation:	$1,186,997
Unrealized depreciation:	(1,879,582)
Net unrealized depreciation:	$(692,585)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 99.1%
	BEVERAGES - 9.9%
31,345	Coca-Cola Co.	$1,232,485
12,535	Monster Beverage Corp. *	1,735,596
19,097	SABMiller PLC - ADR	894,790
		3,862,871

	BIOTECHNOLOGY - 2.4%
6,055	Amgen, Inc.	919,028

	COMMERCIAL SERVICES - 4.6%
4,604	Automatic Data Processing, Inc.	355,981
28,074	SEI Investments Co.	1,419,983
		1,775,964

	COSMETICS/PERSONAL CARE - 2.8%
15,448	Procter & Gamble Co.	1,091,710

	DIVERSIFIED FINANCIAL SERVICES - 6.7%
6,282	American Express Co.	481,955
4,035	Greenhill & Co., Inc.	141,669
27,494	Visa, Inc.	1,960,322
		2,583,946

	FOOD - 3.3%
104,428	Danone SA - ADR +	1,299,084

	HEALTHCARE-PRODUCTS - 4.1%
12,519	Varian Medical Systems, Inc. *+	1,017,169
5,747	Zimmer Biomet Holdings, Inc.	595,159
		1,612,328

	INTERNET - 22.1%
16,210	Alibaba Group Holding Ltd. - ADR *+	1,071,805
5,614	Amazon.com, Inc. *	2,879,364
26,802	Facebook, Inc. *	2,396,903
1,752	Google, Inc. *	1,083,174
1,748	Google, Inc. - Cl. A *	1,132,389
		8,563,635

	MEDIA - 2.0%
5,051	FactSet Research Systems, Inc.	797,654

	OIL & GAS SERVICES - 2.6%
13,156	Schlumberger Ltd.	1,017,880

	PHARMACEUTICALS - 7.9%
10,881	Merck & Co., Inc.	585,942
11,690	Novartis AG - ADR	1,136,502
24,601	Novo Nordisk - ADR	1,359,697
		3,082,141

	RETAIL - 3.8%
8,260	Lowe’s Cos, Inc.	571,344
11,249	Yum! Brands, Inc.	897,333
		1,468,677
	SEMICONDUCTORS - 6.2%
3,103	Analog Devices, Inc.	173,334
17,555	ARM Holdings PLC - ADR	740,119
26,165	QUALCOMM, Inc.	1,480,416
		2,393,869

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 99.1% (Continued)
	SOFTWARE - 9.0%
17,609	Autodesk, Inc. *	$823,221
21,059	Microsoft Corp.	916,488
46,865	Oracle Corp.	1,738,223
		3,477,932
	TELECOMMUNICATIONS - 5.2%
77,302	Cisco Systems, Inc.	2,000,576

	TRANSPORTATION - 6.5%
27,666	Expeditors International of Washington, Inc.	1,354,804
11,807	United Parcel Service, Inc. - Cl. B	1,152,953
		2,507,757

	TOTAL COMMON STOCK (Cost - $30,342,670)	38,455,052

	SHORT-TERM INVESTMENTS - 0.8%
320,816	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $320,816)	320,816

Principal
	COLLATERAL FOR SECURITIES LOANED - 5.6%
	U.S. GOVERNMENT - 2.6%
$223,814	U.S. Treasury Bond, 2.500%-3.375%, 5/15/42-2/15/44	230,494
178,898	U.S. Treasury Inflation Indexed, 0.125%-1.625%, 1/15/18-7/15/21	189,749
583,744	U.S. Treasury Note, 0.250%-3.125%, 9/15/15-5/15/25	590,235
	(Cost - $1,010,478)	1,010,478

	REPURCHASE AGREEMENTS - 3.0%
1,000,000	RBC Capital Markets Repo, 0.12%, due 09/1/15 with a full maturity value of $1,016,916
	(Collateralized by $303,267 Fannie Mae, 1.881% to 6.000% due 2/1/26 to 9/1/45, aggregate market value plus accrued interest $304,111; collateralized by $361,205 Freddie Mac, 2.446% to 6.00% due 7/1/27 to 5/1/45, aggregate market value plus accrued interest $362,335 and collateralized by $352,444 Ginnie Mae, 2.375% to 9.000%, due 8/15/19 to 5/20/65, aggregate market value plus accrued interest $353,554)
	(Cost - $1,000,000)	1,000,000

167,828	Royal Bank of Scotland Repo, 0.13%, due 09/1/15 with a full maturity value of $170,861
	(Collateralized by $170,861 U.S. Treasury Bonds and Notes, 0.094% to 3.625%, due 9/30/15 to 2/15/44, aggregate market value plus accrued interest $171,204)
	(Cost - $167,828)	167,828

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,178,306)	2,178,306

	TOTAL INVESTMENTS - 105.5% (Cost - $32,841,792) (a)	$40,954,174

	OTHER ASSETS AND LIABILITIES - (5.5)%	(2,152,731)

	NET ASSETS - 100.0%	$38,801,443

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR American Depository Receipt

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $33,006,460 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$8,792,653
Unrealized depreciation:	(844,939)
Net unrealized appreciation:	$7,947,714

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 98.4%
	APPAREL - 2.0%
12,075	Gildan Activewear, Inc. - Cl. A	$378,913

	AUTO PARTS & EQUIPMENT - 4.2%
4,100	Delphi Automotive PLC	309,632
4,650	Tenneco, Inc. *	218,783
2,350	WABCO Holdings, Inc. *	271,002
		799,417
	BANKS - 4.0%
8,575	CIT Group, Inc.	372,498
9,075	PacWest Bancorp	386,958
		759,456
	COMMERCIAL SERVICES - 12.8%
3,250	Global Payments, Inc.	362,017
11,975	Hertz Global Holdings, Inc. *	220,699
5,825	KAR Auction Services, Inc.	215,758
12,750	Sabre Corp.	347,055
7,125	SEI Investments Co.	360,383
8,375	ServiceMaster Global Holdings, Inc. *	294,633
7,750	Total System Services, Inc.	355,183
7,975	TriNet Group, Inc. *	134,299
1,925	United Rentals, Inc. *	133,460
		2,423,487
	COMPUTERS - 2.8%
3,075	CACI International, Inc. - Cl. A *	241,141
11,575	NCR Corp. *	290,417
		531,558
	DISTRIBUTION/WHOLESALE - 2.0%
11,150	HD Supply Holdings, Inc. *	367,950

	DIVERSIFIED FINANANCIAL SERVICES - 3.4%
6,325	LPL Financial Holdings, Inc. +	254,391
7,625	NASDAQ OMX Group, Inc.	390,324
		644,715
	HAND/MACHINE TOOLS - 1.9%
5,100	Milacron Holdings Corp. *	101,439
1,625	Snap-on, Inc.	259,626
		361,065
	HEALTHCARE-PRODUCTS - 2.2%
15,750	VWR Corp. *	413,438

	HEALTHCARE-SERVICES - 7.2%
5,600	Amsurg Corp. *	439,152
6,775	Community Health Systems, Inc. *	363,817
6,325	HCA Holdings, Inc. *	547,871
		1,350,840
	HOME BUILDERS - 1.4%
5,200	Lennar Corp. +	264,680

	HOME FURNISHINGS - 0.8%
1,425	Harman International Industries, Inc.	139,279

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 98.4% (Continued)
	HOUSEHOLD PRODUCTS/WARES - 3.4%
6,325	Avery Dennison Corp.	$367,356
2,750	Spectrum Brands Holdings, Inc.	270,270
		637,626
	INSURANCE - 5.9%
8,550	Arthur J Gallagher & Co.	373,806
9,950	First American Financial Corp.	386,657
3,950	Reinsurance Group of America, Inc.	358,976
		1,119,439
	INTERNET - 0.7%
7,250	RingCentral, Inc. - Cl. A *	124,773

	INVESTMENT COMPANIES - 2.3%
26,975	Ares Capital Corp.	425,396

	IRON/STEEL - 2.7%
6,750	Carpenter Technology Corp.	263,250
4,350	Reliance Steel & Aluminum Co.	252,822
		516,072
	LEISURE TIME - 2.4%
8,775	Jarden Corp. *	450,508

	MINING - 1.2%
33,300	Constellium NV - Cl. A *	218,115

	OIL & GAS - 0.7%
3,725	Gulfport Energy Corp. *	133,467

	PACKAGING & CONTAINERS - 5.4%
8,300	Crown Holdings, Inc. *	411,431
4,000	Packaging Corp. of America	268,440
5,625	WestRock Co.	333,844
		1,013,715
	PHARMACEUTICALS - 5.1%
13,925	Catalent, Inc. *	442,676
4,075	Endo International PLC *	313,775
2,350	Mallinckrodt PLC *	202,664
		959,115
	RETAIL - 10.0%
4,500	Cabela’s, Inc. *+	202,365
4,650	HSN, Inc.	282,766
7,325	Men’s Wearhouse, Inc.	413,496
3,275	PVH Corp.	389,660
38,400	Rite Aid Corp. *	316,800
2,075	Signet Jewelers Ltd.	286,350
		1,891,437
	SAVINGS & LOANS - 2.0%
32,500	Investors Bancorp, Inc.	382,850

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 98.4% (Continued)
	SEMICONDUCTORS - 4.4%
2,800	Avago Technologies Ltd.	$352,716
13,800	Micron Technology, Inc. *	226,458
2,875	Skyworks Solutions, Inc.	251,131
		830,305
	SOFTWARE - 4.8%
5,150	Broadridge Financial Solutions, Inc.	271,868
3,275	Check Point Software Technologies Ltd. *	255,483
4,400	Fiserv, Inc. *	375,188
		902,539
	TELECOMMUNICATIONS - 2.0%
11,825	CommScope Holding Co., Inc. *	382,539

	TRANSPORTATION - 0.7%
3,725	Con-way, Inc.	131,120

	TOTAL COMMON STOCK (Cost - $14,221,365)	18,553,814

	SHORT-TERM INVESTMENTS - 1.8%
342,584	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $342,584)	342,584

Principal
	COLLATERAL FOR SECURITIES LOANED - 3.8%
	U.S. GOVERNMENT - 1.4%
$258,735	U.S. Treasury Notes, 0.500%-3.625%, 6/15/16-9/30/19	264,175
621	U.S. Treasury Inflated Indexed, 0.125%, 1/15/22	640
	(Cost - $264,815)	264,815

	REPURCHASE AGREEMENTS - 2.4%
461,913	Royal Bank of Scotland Repo, 0.13%, due 09/1/15 with a full maturity value of $470,261
	(Collateralized by $470,261 U.S. Treasury Bonds and Notes, 0.094% to 3.625%, due 9/30/15 to 2/15/44, aggregate market value plus accrued interest $471,208)
	(Cost - $461,913)	461,913

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $726,728)	726,728

	TOTAL INVESTMENTS - 104.0% (Cost - $15,290,677) (a)	$19,623,126

	OTHER ASSETS AND LIABILITIES - (4.0)%	(759,140)

	NET ASSETS - 100.0%	$18,863,986

*	Non-income producing securities.

+	All or a portion of the security is on loan.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $15,377,659 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,989,126
Unrealized depreciation:	(743,659)
Net unrealized appreciation:	$4,245,467

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 98.0%
	AEROSPACE/DEFENSE - 1.3%
1,850	Curtiss-Wright Corp.	$121,563

	AIRLINES - 1.0%
1,230	Alaska Air Group, Inc.	92,078

	APPAREL - 2.1%
1,140	Columbia Sportswear Co.	69,962
970	Skechers U.S.A., Inc. - Cl. A *	136,518
		206,480
	AUTO PARTS & EQUIPMENT - 3.2%
1,760	Cooper Tire & Rubber Co.	67,936
7,560	Douglas Dynamics, Inc.	167,983
3,160	Tower International, Inc. *	77,262
		313,181
	BANKS - 6.9%
10,370	Blue Hills Bancorp, Inc.	146,736
5,800	Customers Bancorp, Inc. *	142,158
5,270	First Interstate BancSystem, Inc. - Cl. A	140,604
2,730	Great Southern Bancorp, Inc.	109,937
4,220	Western Alliance Bancorp *	128,794
		668,229
	BIOTECHNOLOGY - 2.3%
1,490	Isis Pharmaceuticals, Inc. *	74,768
2,110	NewLink Genetics Corp. *	94,760
5,710	ZIOPHARM Oncology, Inc. *	49,734
		219,262
	BUILDING MATERIALS - 0.6%
3,340	Quanex Building Products Corp.	59,953

	CHEMICALS - 0.6%
2,640	Kraton Performance Polymers, Inc. *	55,730

	COMMERCIAL SERVICES - 6.7%
1,490	AMN Healthcare Services, Inc. *	50,064
1,050	Deluxe Corp.	60,911
970	Euronet Worldwide, Inc. *	62,536
2,290	Grand Canyon Education, Inc. *	84,638
3,520	Korn/Ferry International	119,926
2,110	On Assignment, Inc. *	75,918
1,410	PAREXEL International Corp. *	92,665
4,400	TrueBlue, Inc. *	105,600
		652,258
	COMPUTERS - 2.7%
2,550	Manhattan Associates, Inc. *	149,124
1,930	MAXIMUS, Inc.	116,862
		265,986
	DIVERSIFIED FINANCIAL SERVICES - 1.5%
4,480	Aircastle Ltd.	93,094
1,320	Piper Jaffray Cos *	55,255
		148,349

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 98.0% (Continued)
	ELECTRONICS - 1.0%
1,490	Tech Data Corp. *	$97,208

	ENGINEERING & CONSTRUCTION - 2.9%
2,370	Comfort Systems USA, Inc.	65,696
2,290	Dycom Industries, Inc. *	162,796
1,670	MYR Group, Inc. *	47,912
		276,404
	ENTERTAINMENT - 4.4%
7,560	Isle of Capri Casinos, Inc. *	139,558
1,320	Marriott Vacations Worldwide Corp.	93,733
1,760	Vail Resorts, Inc.	189,922
		423,213
	FOOD - 2.5%
1,050	Cal-Maine Foods, Inc.	55,776
1,760	Hain Celestial Group, Inc. *	107,114
1,580	Ingles Markets, Inc.	78,526
		241,416
	GAS - 1.2%
2,370	Chesapeake Utilities Corp.	116,770

	HEALTHCARE-PRODUCTS - 3.6%
1,140	Cepheid *	55,564
1,140	ICU Medical, Inc. *	129,413
1,670	LDR Holding Corp. *	62,324
1,490	Masimo Corp. *	60,539
700	Thoratec Corp. *	43,974
		351,814
	HEALTHCARE-SERVICES - 2.5%
2,110	Centene Corp. *	130,229
2,640	HealthSouth Corp.	112,728
		242,957
	HOME BUILDERS - 0.7%
2,730	M/I Homes, Inc. *	68,195

	HOUSEHOLD PRODUCTS/WARES - 1.1%
1,230	Helen of Troy Ltd. *	104,722

	INSURANCE - 4.5%
1,930	AmTrust Financial Services, Inc.	112,230
2,290	First American Financial Corp.	88,989
6,070	MGIC Investment Corp. *	64,099
1,410	Navigators Group, Inc. *	107,231
1,230	RLI Corp.	64,095
		436,644
	LEISURE TIME - 0.5%
5,540	Intrawest Resorts Holdings, Inc. *	49,805

	MEDIA - 1.7%
8,090	Time, Inc.	168,029

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 98.0% (Continued)
	MISCELLANEOUS MANUFACTURING - 3.0%
1,930	AO Smith Corp.	$124,504
1,320	AZZ, Inc.	66,792
3,250	Trinseo SA *	94,705
		286,001
	OFFICE FURNISHINGS - 1.8%
4,310	Interface, Inc.	104,474
2,730	Knoll, Inc.	65,302
		169,776
	PHARMACEUTICALS - 1.5%
4,750	Adamas Pharmaceuticals, Inc. *	95,285
1,140	Lannett Co., Inc. *	54,663
		149,948
	REAL ESTATE - 1.1%
2,810	HFF, Inc. - Cl. A	102,087

	REITS - 8.1%
16,880	Armada Hoffler Properties, Inc.	168,462
260	Ashford Hospitality Prime, Inc.	3,596
7,380	Ashford Hospitality Trust, Inc.	57,121
6,510	FelCor Lodging Trust, Inc.	52,536
6,940	Hatteras Financial Corp.	112,636
2,810	Hudson Pacific Properties, Inc.	79,776
11,960	Silver Bay Realty Trust Corp.	187,294
8,970	Strategic Hotels & Resorts, Inc. *	121,005
		782,426
	RETAIL - 11.2%
1,580	Asbury Automotive Group, Inc. *	127,301
4,570	Boot Barn Holdings, Inc. *	99,809
350	Buffalo Wild Wings, Inc. *	66,388
1,230	Casey’s General Stores, Inc.	130,208
2,460	Cash America International, Inc.	67,896
2,900	Citi Trends, Inc.	76,589
4,310	Dave & Buster’s Entertainment, Inc. *	148,436
790	Group 1 Automotive, Inc.	69,046
1,230	Jack in the Box, Inc.	96,161
620	Lithia Motors, Inc.	66,092
3,870	Zoe’s Kitchen, Inc. *	133,670
		1,081,596
	SAVINGS & LOANS - 3.6%
4,660	Banc of California, Inc.	57,737
2,730	First Defiance Financial Corp.	102,894
15,030	Meridian Bancorp, Inc. *	191,482
		352,113
	SEMICONDUCTORS - 3.3%
440	Ambarella, Inc. *	42,077
3,870	Fairchild Semiconductor International, Inc. - Cl. A *	52,632
7,030	Integrated Device Technology, Inc. *	133,500
2,640	MKS Instruments, Inc.	88,968
		317,177

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 98.0% (Continued)
	SOFTWARE - 5.7%
2,460	Aspen Technology, Inc. *	$93,160
2,990	Guidewire Software, Inc. *	167,171
2,200	Imperva, Inc. *	131,076
260	MicroStrategy, Inc. - Cl. A *	51,662
1,670	SS&C Technologies Holdings, Inc.	113,126
		556,195
	TRANSPORTATION - 2.6%
2,110	Matson, Inc.	79,505
4,750	Nordic American Tankers Ltd.	64,743
5,270	Scorpio Tankers, Inc.	49,854
3,600	Ship Finance International Ltd.	60,480
		254,582
	TRUCKING & LEASING - 0.6%
1,410	Greenbrier Cos, Inc.	58,797

	TOTAL COMMON STOCK (Cost - $10,095,624)	9,490,944

	SHORT-TERM INVESTMENTS - 1.8%
168,527	Milestone Treasury Obligations Portfolio, Insitutional Class
	(Cost - $168,527)	168,527

	COLLATERAL FOR SECURITIES LOANED - 8.7%
	REPURCHASE AGREEMENTS - 8.7%
126,459	BNP Pariabs Securities Corp. Repo, 0.15%, due 09/1/15 with a full maturity value of $128,688
	(Collateralized by $54,563 Fannie Mae, 0.000% to 7.500% due 2/1/17 to 8/1/45, aggregate market value plus accrued interest $54,712; collateralized by $14,285 Federal Farm Credit Bank, 0.162% to 0.237% due 6/30/16 to 8/29/17, aggregate market value plus accrued interest $14,287; collateralized by $49,893 Freddie Mac, 0.000% to 7.000% due 8/1/16 to 8/1/45, aggregate market value plus accrued interest $50,016; and collateralized by $9,946 Ginnie Mae, 1.500% to 7.000%, due 5/20/24 to 5/15/45, aggregate market value plus accrued interest $9,973)
	(Cost - $126,459)	126,459

716,538	Merrill Lynch Repo, 0.14%, due 09/1/15 with a full maturity value of $729,010
	(Collateralized by $729,010 Ginnie Mae, 2.000% to 4.862%, due 8/20/41 to 5/20/62, aggregate market value plus accrued interest $730,932)
	(Cost - $716,538)	716,538

	COLLATERAL FOR SECURITIES LOANED (Cost - $842,997)	842,997

	TOTAL INVESTMENTS - 108.5% (Cost - $11,107,148) (a)	$10,502,468

	OTHER ASSETS AND LIABILITIES - (8.5)%	(821,497)

	NET ASSETS - 100.0%	$9,680,971

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,107,221 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$79,977
Unrealized depreciation:	(684,730)
Net unrealized depreciation:	$(604,753)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 99.7%
	AGRICULTURE - 1.5%
1,300	Philip Morris International, Inc.	$103,740

	APPAREL - 1.0%
950	adidas AG	70,862

	AUTO MANUFACTURERS - 3.9%
1,060	Daimler AG	84,831
3,720	Honda Motor Co. Ltd.	117,053
1,622	Kia Motors Corp.	66,703
		268,587
	BANKS - 14.4%
1,720	Bancolombia SA - ADR	59,340
2,093	BNP Paribas SA	131,634
32,375	CaixaBank SA	139,116
5,056	Credit Suisse Group AG	136,032
10,800	ICICI Bank Ltd. - ADR	94,176
13,670	Itau Unibanco Holding SA - ADR	100,064
6,050	National Australia Bank Ltd.	133,613
31,970	Sumitomo Mitsui Trust Holdings, Inc.	132,018
24,090	Turkiye Garanti Bankasi AS	60,991
		986,984
	BEVERAGES - 1.0%
11,360	Coca-Cola Amatil Ltd.	67,603

	BUILDING MATERIALS - 4.3%
4,690	CRH PLC	137,256
3,420	LIXIL Group Corp.	70,480
25,440	Taiheiyo Cement Corp.	85,984
		293,720
	CHEMICALS - 6.8%
2,640	Evonik Industries AG	98,008
345	LG Chem Ltd.	68,284
39,000	Nan Ya Plastics Corp.	70,913
25,800	Sumitomo Chemical Co. Ltd.	128,124
304	Syngenta AG	101,872
		467,201
	COMMERCIAL SERVICES - 1.0%
8,880	Michael Page International PLC	68,591

	COMPUTERS - 1.0%
14,360	Fujitsu Ltd.	71,111

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
16,081	Arrow Global Group PLC	66,453
15,379	Brewin Dolphin Holdings PLC	66,517
6,110	ORIX Corp.	81,925
		214,895
	ELECTRIC - 1.0%
6,350	E.ON SE	71,648

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.1%
23,000	Delta Electronics, Inc.	114,926
1,610	Schneider Electric SE	101,321
		216,247

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 99.7% (Continued)
	ELECTRONICS - 1.7%
20,360	AAC Technologies Holdings, Inc.	$114,676

	ENGINEERING & CONSTRUCTION - 4.0%
4,160	Arcadis NV	104,087
127,560	China State Construction International Holdings Ltd.	168,252
		272,339
	FOOD - 1.6%
2,090	Aryzta AG	107,077

	HAND/MACHINE TOOLS - 1.6%
6,540	Finning International, Inc.	109,804

	INSURANCE - 6.2%
8,890	Assicurazioni Generali SpA	162,338
21,000	Ping An Insurance Group Co. of China Ltd.	102,559
1,128	Samsung Life Insurance Co. Ltd.	93,716
1,740	Tokio Marine Holdings, Inc.	69,680
		428,293
	INTERNET - 1.0%
1,850	Trend Micro, Inc.	65,742

	INVESTMENT COMPANIES - 1.9%
9,644	CK Hutchison Holdings Ltd.	128,449

	MACHINERY-CONSTRUCTION & MINING - 1.4%
17,270	Hitachi Ltd.	96,869

	MACHINERY-DIVERSIFIED - 1.0%
1,580	KION Group AG	70,021

	METAL FABRICATE/HARDWARE - 2.7%
6,340	SKF AB	120,688
2,390	Tenaris SA - ADR	63,694
		184,382
	MINING - 1.8%
6,900	BHP Billiton PLC	121,472

	MISCELLANEOUS MANUFACTURING - 1.0%
14,185	Airtac International Group	67,349

	OFFICE/BUSINESS EQUIPMENT - 1.5%
6,300	Seiko Epson Corp.	101,914

	OIL & GAS - 9.0%
12,730	Encana Corp.	94,172
33,820	Precision Drilling Corp.	161,363
4,690	Royal Dutch Shell PLC	122,372
12,310	Santos Ltd.	45,003
2,190	Sasol Ltd.	70,847
2,680	TOTAL SA	123,372
		617,129

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 99.7% (Continued)
	OIL & GAS SERVICES - 2.0%
11,170	Amec Foster Wheeler PLC	$137,290

	PHARMACEUTICALS - 4.7%
5,720	GlaxoSmithKline PLC	116,958
2,407	Grifols SA	73,277
490	Roche Holding AG	133,328
		323,563
	PRIVATE EQUITY - 1.5%
1,616	Eurazeo SA	104,730

	REAL ESTATE - 1.9%
24,000	China Overseas Land & Investment Ltd.	70,296
4,770	Sun Hung Kai Properties Ltd.	60,525
		130,821
	REITS - 1.0%
96,380	Keppel DC REIT - REIT	70,438

	RETAIL - 3.6%
860	HUGO BOSS AG	97,982
565	Kering	96,544
35,800	Lifestyle International Holdings Ltd.	55,302
		249,828
	SOFTWARE - 2.2%
5,060	Playtech PLC	66,236
1,240	SAP SE	83,037
		149,273
	TELECOMMUNICATIONS - 2.7%
78,340	China Unicom Hong Kong Ltd.	102,501
8,850	Telefonaktiebolaget LM Ericsson	86,092
		188,593
	WATER - 1.6%
149,780	Beijing Enterprises Water Group Ltd.	107,475

	TOTAL COMMON STOCK (Cost - $7,561,618)	6,848,716

	TOTAL INVESTMENTS - 99.7% (Cost - $7,561,618) (a)	$6,848,716

	OTHER ASSETS AND LIABILITIES - 0.3%	20,547

	NET ASSETS - 100.0%	$6,869,263

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,682,374 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$149,904
Unrealized depreciation:	(983,562)
Net unrealized depreciation:	$(833,658)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 98.2%
	BIOTECHNOLOGY - 8.7%
9,400	Amgen, Inc.	$1,426,732
10,100	Charles River Laboratories International, Inc. *	695,789
		2,122,521
	ELECTRONICS - 4.5%
6,350	Keysight Technologies, Inc. *	203,454
7,500	Waters Corp. *	910,350
		1,113,804
	HEALTHCARE-PRODUCTS - 24.7%
7,300	Becton Dickinson and Co.	1,029,446
4,600	Bio-Techne Corp.	434,608
7,150	CR Bard, Inc.	1,385,599
3,400	Edwards Lifesciences Corp. *	478,992
20,196	Medtronic PLC	1,459,969
9,000	Patterson Cos, Inc.	412,470
8,600	Stryker Corp.	848,390
		6,049,474
	HEALTHCARE-SERVICES - 13.9%
7,000	Anthem, Inc.	987,350
6,500	Cigna Corp.	915,135
6,500	DaVita HealthCare Partners, Inc. *	491,660
7,200	Quest Diagnostics, Inc.	488,160
4,400	UnitedHealth Group, Inc.	509,080
		3,391,385
	PHARMACEUTICALS - 46.4%
26,200	AstraZeneca PLC - ADR	819,536
17,300	Cardinal Health, Inc.	1,423,271
2,082	Catalyst Biosciences, Inc.	24,569
9,500	Eli Lilly & Co.	782,325
6,500	Express Scripts Holding Co. *	543,400
15,200	GlaxoSmithKline PLC - ADR	622,136
7,000	Johnson & Johnson	657,860
2,600	McKesson Corp.	513,708
16,700	Merck & Co., Inc.	899,295
6,500	Novartis AG - ADR	631,930
21,020	Owens & Minor, Inc. +	714,470
28,877	Pfizer, Inc.	930,417
14,908	Sanofi - ADR	729,299
17,200	Teva Pharmaceutical Industries Ltd. - ADR	1,107,852
17,200	VCA, Inc. *	952,536
		11,352,604

	TOTAL COMMON STOCK (Cost - $15,653,721)	24,029,788

Principal
	CORPORATE BONDS & NOTES - 0.1%
	PHARMACEUTICALS - 0.1%
$15,741	Catalyst Biosciences, 0.00%, 2/19/2018^
	TOTAL CORPORATE BONDS & NOTES (Cost - $15,741)	15,741

Shares
	SHORT-TERM INVESTMENTS - 1.7%
419,823	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $419,823)	419,823

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2015

Principal		Value
	COLLATERAL FOR SECURITIES LOANED - 2.9%
	U.S. GOVERNMENT - 2.9%
$40,120	U.S. Treasury Bill, 0.000%, 9/10/15-3/3/16	$40,111
263,899	U.S. Treasury Bond, 2.875%-3.750%, 11/15/41-11/15/44	270,206
16,554	U.S. Treasury Inflation Indexed, 0.125%-2.375%, 7/15/19-2/15/44	19,182
385,635	U.S. Treasury Note, 0.250%-4.75%, 9/30/15-11/15/24	392,805
	(Cost - $722,304)	$722,304

	TOTAL INVESTMENTS - 102.9% (Cost - $16,811,589) (a)	$25,187,656

	OTHER ASSETS AND LIABILITIES - (2.9)%	(710,238)

	TOTAL NET ASSETS - 100.0%	$24,477,418

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	This security has been fair value according to the procedures set forth by the Board of Trustees

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,829,460 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$8,514,428
Unrealized depreciation:	(156,232)
Net unrealized appreciation:	$8,358,196

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 96.9%
	AEROSPACE/DEFENSE - 1.8%
4,365	Northrop Grumman Corp.	$714,725

	COMMERCIAL SERVICES - 3.3%
9,342	MasterCard, Inc. - Cl. A	862,920
6,776	Verisk Analytics, Inc. - Cl. A *	495,190
		1,358,110
	COMPUTERS - 30.0%
8,210	Accenture PLC - Cl. A	773,957
24,770	Amdocs Ltd.	1,417,092
38,271	Apple, Inc.	4,315,438
18,854	Brocade Communications Systems, Inc.	200,795
12,820	Cognizant Technology Solutions Corp. - Cl. A *	806,891
6,700	Computer Sciences Corp.	415,333
44,333	EMC Corp.	1,102,562
3,213	Fortinet, Inc. *	135,396
4,610	International Business Machines Corp.	681,773
14,550	Lexmark International, Inc.	436,209
15,400	NetApp, Inc.	492,184
30,300	Unisys Corp. *	399,051
11,900	Western Digital Corp.	975,324
		12,152,005
	DIVERSIFIED FINANCIAL SERVICES - 2.9%
510	Alliance Data Systems Corp. *	131,167
14,602	Visa, Inc. - Cl. A	1,041,123
		1,172,290
	INTERNET - 24.7%
7,383	Alibaba Group Holding Ltd. - ADR + *	488,164
2,164	Amazon.com, Inc. *	1,109,894
14,819	Facebook, Inc. - Cl. A *	1,325,263
3,744	Google, Inc. *	2,314,728
3,705	Google, Inc. - Cl. A *	2,400,173
3,266	LinkedIn Corp. - Cl. A *	589,840
10,721	Rapid7, Inc. + *	226,106
7,219	Splunk, Inc. *	447,361
167,259	Support.com, Inc. *	212,419
44,200	Symantec Corp.	905,658
		10,019,606
	SEMICONDUCTORS - 9.2%
3,803	Broadcom Corp.	196,501
3,859	Cavium, Inc. *	262,489
40,960	Cypress Semiconductor Corp.	409,600
14,500	Intel Corp.	413,830
13,520	KLA-Tencor Corp.	677,487
33,000	Marvell Technology Group Ltd.	371,910
12,570	QUALCOMM, Inc.	711,211
16,630	Xilinx, Inc.	696,631
		3,739,659

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 96.9% (Continued)
	SOFTWARE - 18.5%
12,669	Appfolio, Inc. - Cl. A *	$202,831
24,000	AVG Technologies NV *	555,120
20,000	CA, Inc.	545,800
8,590	Check Point Software Technologies Ltd. *	670,106
17,131	Cvent, Inc. *	540,312
10,978	Guidewire Software, Inc. *	613,780
48,913	Microsoft Corp.	2,128,694
38,505	Oracle Corp.	1,428,150
2,076	Proofpoint, Inc. + *	116,962
6,020	salesforce.com, Inc. *	417,547
2,783	Synchronoss Technologies, Inc. *	112,405
1,601	Tableau Software, Inc. - Cl. A *	150,766
		7,482,473
	TELECOMMUNICATIONS - 6.5%
56,700	Cisco Systems, Inc.	1,467,396
6,975	LogMeIn, Inc. *	434,821
938	Palo Alto Networks, Inc. *	154,038
55,180	Polycom, Inc. *	593,737
		2,649,992

	TOTAL COMMON STOCK (Cost - $27,551,795)	39,288,860

	SHORT-TERM INVESTMENTS - 1.6%
670,056	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $670,056)	670,056

Principal
	COLLATERAL FOR SECURITIES LOANED - 2.2%
	U.S. GOVERNMENT - 0.3%
$32,359	U.S. Treasury Bill, 0.000%, 12/10/15	32,355
1,472	U.S. Treasury Bond, 5.250%, 11/15/28	1,969
44,377	U.S. Treasury Inflation Indexed, 0.125%-2.500%, 4/15/17-1/15/29	45,240
26,730	U.S. Treasury Note, 0.375%-5.125%, 4/30/16-11/30/20	26,907
	(Cost - $106,471)	106,471

	REPURCHASE AGREEMENTS - 1.9%
116,030	BNP Pariabs Securities Corp. Repo, 0.15%, due 09/1/15 with a full maturity value of $118,075
	(Collateralized by $50,063 Fannie Mae, 0.000% to 7.500% due 2/1/17 to 8/1/45, aggregate market value plus accrued interest $50,200; collateralized by $13,107 Federal Farm Credit Bank, 0.162% to 0.237% due 6/30/16 to 8/29/17, aggregate market value plus accrued interest $13,108; collateralized by $45,779 Freddie Mac, 0.000% to 7.000% due 8/1/16 to 8/1/45, aggregate market value plus accrued interest $45,892; and collateralized by $9,126 Ginnie Mae, 1.500% to 7.000%, due 5/20/24 to 5/15/45, aggregate market value plus accrued interest $9,150)
	(Cost - $116,030)	116,030

657,475	Merrill Lynch Repo, 0.14%, due 09/1/15 with a full maturity value of $668,861
	(Collateralized by $668,893 Ginnie Mae, 2.000% to 4.862%, due 8/20/41 to 5/20/62, aggregate market value plus accrued interest $670,657)
	(Cost - $657,475)	657,475

	COLLATERAL FOR SECURITIES LOANED (Cost - $879,976)	879,976

	TOTAL INVESTMENTS - 100.7% (Cost - $29,101,827) (a)	$40,838,892

	OTHER ASSETS AND LIABILITIES - (0.7)%	(299,521)

	TOTAL NET ASSETS - 100.0%	$40,539,371

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2015

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,227,050 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,506,757
Unrealized depreciation:	(894,915)
Net unrealized appreciation:	$11,611,842

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 97.3%
	CHEMICALS - 13.0%
2,390	Dow Chemical Co.	$104,586
876	FMC Corp.	37,064
903	Praxair, Inc.	95,492
485	Sherwin-Williams Co.	124,068
		361,210
	FOREST PRODUCTS & PAPER - 1.3%
900	West Fraser Timber Co. Ltd.	34,698

	MINING - 1.4%
8,077	HudBay Minerals, Inc.	40,057

	OIL & GAS - 68.6%
112,924	Amerisur Resources PLC *	45,570
576	Anadarko Petroleum Corp.	41,230
13,900	Canacol Energy Ltd. *	25,942
2,548	Canadian Natural Resources Ltd.	57,254
358	Clayton Williams Energy, Inc. *	18,215
1,512	Delek US Holdings, Inc.	46,509
1,583	Diamondback Energy, Inc. *	108,103
2,782	Energen Corp.	144,664
1,137	EQT Corp.	88,481
1,877	Exxon Mobil Corp.	141,225
13,129	Genel Energy PLC *	71,802
2,684	Gulfport Energy Corp. *	96,168
2,895	Newfield Exploration Co. *	96,432
5,065	Parsley Energy, Inc. - Cl. A *	87,118
1,086	Pioneer Natural Resources Co.	133,643
6,793	QEP Resources, Inc.	95,374
1,779	Royal Dutch Shell PLC - ADR	94,145
18,532	Santos Ltd.	67,385
5,680	Suncor Energy, Inc.	160,403
2,119	Valero Energy Corp.	125,741
1,584	Western Refining, Inc.	68,144
3,147	Whiting Petroleum Corp. *	60,832
1,587	YPF SA - ADR	34,184
		1,908,564
	OIL & GAS SERVICES - 6.5%
1,271	Baker Hughes, Inc.	71,176
2,758	Halliburton Co.	108,527
		179,703
	PIPELINES - 3.1%
2,107	Enbridge, Inc.	86,872

	TRANSPORTATION - 3.4%
9,991	Scorpio Tankers, Inc.	94,515

	TOTAL COMMON STOCK (Cost - $3,175,509)	2,705,619

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 2.2%
59,722	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $59,722)	$59,722

	TOTAL INVESTMENTS - 99.5% (Cost - $3,235,231) (a)	$2,765,341

	OTHER ASSETS AND LIABILITIES - 0.5%	14,840

	TOTAL NET ASSETS - 100.0%	$2,780,181

*	Non-income producing securities.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,250,699 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$119,106
Unrealized depreciation:	(604,464)
Net unrealized depreciation:	$(485,358)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 95.3%
	BANKS - 49.4%
4,385	Bank of America Corp.	$71,651
887	BankUnited, Inc.	31,613
1,591	BB&T Corp.	58,740
1,660	Citigroup, Inc.	88,777
701	Citizens Financial Group, Inc.	17,399
1,727	Fifth Third Bancorp	34,402
348	Goldman Sachs Group, Inc.	65,633
2,106	HSBC Holdings PLC	16,793
1,331	JPMorgan Chase & Co.	85,317
3,154	KeyCorp	43,336
404	M&T Bank Corp.	47,769
705	PacWest Bancorp	30,061
551	PNC Financial Services Group, Inc.	50,207
489	State Street Corp.	35,169
1,143	SunTrust Banks, Inc.	46,143
700	Toronto-Dominion Bank	27,630
1,527	UBS Group AG	31,626
2,001	US Bancorp	84,742
2,230	Wells Fargo & Co.	118,926
		985,934
	DIVERSIFIED FINANCIAL SERVICES - 15.5%
865	American Express Co.	66,363
234	Ameriprise Financial, Inc.	26,365
151	BlackRock, Inc. - Cl. A	45,673
1,093	Discover Financial Services	58,727
165	Intercontinental Exchange, Inc.	37,688
639	Invesco Ltd.	21,796
2,161	Navient Corp.	27,639
729	Synchrony Financial *	24,021
		308,272
	INSURANCE - 23.0%
619	ACE Ltd.	63,237
1,419	American International Group, Inc.	85,622
1,002	Berkshire Hathaway, Inc. *	134,308
1,212	MetLife, Inc.	60,721
480	Prudential Financial, Inc.	38,736
470	Travelers Cos, Inc.	46,788
901	Unum Group	30,220
		459,632
	REAL ESTATE - 1.6%
971	CBRE Group, Inc. - Cl. A *	31,091

	REITS - 5.8%
1,660	Host Hotels & Resorts, Inc. - REIT	29,432
1,132	LaSalle Hotel Properties	35,613
284	Simon Property Group, Inc.	50,927
		115,972

	TOTAL COMMON STOCK (Cost - $1,369,995)	1,900,901

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 4.3%
85,468	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $85,468)	$85,468

	TOTAL INVESTMENTS - 99.6% (Cost - $1,455,463) (a)	$1,986,369

	OTHER ASSETS AND LIABILITIES - 0.4%	8,100

	TOTAL NET ASSETS - 100.0%	$1,994,469

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,457,395 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$573,986
Unrealized depreciation:	(45,012)
Net unrealized appreciation:	$528,974

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2015

Principal		Value
	U.S. GOVERNMENT & AGENCIES - 48.6%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.3%
$300,000	1.750%, 5/30/19	$303,938
150,000	3.750%, 3/27/19	162,543
300,000	4.875%, 6/13/18	330,965
		797,446
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.4%
225,000	1.875%, 9/18/18	229,675

	U.S. TREASURY INFLATION PROTECTION SECURITIES - 19.3%
300,000	0.125%, 1/15/22	309,566
500,000	0.125%, 1/15/23	500,948
500,000	0.375%, 7/15/23	506,852
230,000	1.375%, 1/15/20	267,657
220,000	2.000%, 1/15/16	264,244
		1,849,267
	U.S. TREASURY NOTES - 18.6%
350,000	1.000%, 9/30/19	344,449
250,000	1.375%, 1/31/20	248,949
250,000	2.000%, 7/31/22	251,262
175,000	2.125%, 8/31/20	179,544
354,000	3.625%, 8/15/19	384,765
350,000	3.750%, 11/15/18	378,909
		1,787,878

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $4,656,737)	4,664,266

	CORPORATE BONDS & NOTES - 45.7%
	AIRLINES - 2.6%
125,000	Delta Air Lines, Inc., 6.375%, 1/2/16 **	126,719
125,000	Delta Air Lines, Inc., 6.750%, 11/23/15 **	126,719
		253,438
	APPAREL - 1.1%
100,000	Hanesbrands, Inc., 6.375%, 12/15/20	104,500

	AUTO MANUFACTURERS - 0.5%
49,000	PACCAR Financial Corp., 1.100%, 6/6/17	48,887

	BANKS - 6.3%
153,000	Bank of America Corp., 1.700%, 8/25/17	153,116
325,000	BB&T Corp., 4.900%, 6/30/17	343,304
100,000	SunTrust Banks, Inc., 6.000%, 9/11/17	108,236
		604,656
	BEVERAGES - 1.2%
117,000	Diageo Capital PLC, 1.500%, 5/11/17	117,314

	BUILDING MATERIALS - 1.6%
150,000	Masco Corp., 6.125%, 10/3/16	156,522

	CHEMICALS - 0.6%
60,000	PolyOne Corp., 7.375%, 9/15/20	62,565

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2015

Principal		Value
	CORPORATE BONDS & NOTES - 45.7% (Continued)
	DIVERSIFIED FINANCIAL SERVICES - 4.6%
$100,000	American Express Credit Corp., 2.800%, 9/19/16	$101,718
303,000	General Electric Capital Corp., 5.500%, 1/8/20	342,121
		443,839
	ELECTRIC - 0.6%
54,000	Arizona Public Service Co., 2.200%, 1/15/20	53,986

	ELECTRONICS - 0.7%
60,000	Agilent Technologies, Inc., 6.500%, 11/1/17	65,198

	ENVIRONMENTAL CONTROL - 0.7%
65,000	Covanta Holding Corp., 7.250%, 12/1/20	68,091

	FOREST PRODUCTS & PAPER - 1.0%
86,000	Domtar Corp., 10.750%, 6/1/17	97,780

	HEALTHCARE-PRODUCTS - 3.4%
325,000	CR Bard, Inc., 2.875%, 1/15/16	327,351

	HEALTHCARE-SERVICES - 1.6%
150,000	HCA, Inc., 3.750%, 3/15/19	151,125

	INSURANCE - 4.2%
275,000	PartnerRe Finance B LLC, 5.500%, 6/1/20	307,306
85,000	Prudential Financial, Inc., 6.000%, 12/1/17	92,573
		399,879
	MEDIA - 1.6%
150,000	DIRECTV Holdings LLC, 2.400%, 3/15/17	151,040

	MINING - 1.8%
164,000	Alcoa, Inc., 5.550%, 2/1/17	170,765

	MISCELLANEOUS MANUFACTURING - 2.7%
240,000	Eaton Electric Holdings LLC, 6.100%, 7/1/17	259,632

	OIL & GAS SERVICES - 1.5%
135,000	Halliburton Co., 7.530%, 5/12/17	146,959

	REGIONAL - 2.1%
200,000	Province of Ontario Canada, 2.450%, 6/29/22	201,030

	RETAIL - 1.7%
150,000	Dillard’s, Inc., 7.130%, 8/1/18	167,625

	SHIPBUILDING - 1.7%
150,000	Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	159,563

	SOFTWARE - 1.2%
118,000	Oracle Corp., 1.200%, 10/15/17	117,593

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2015

Principal		Value
	CORPORATE BONDS & NOTES - 45.7% (Continued)
	TELECOMMUNICATIONS - 0.7%
$61,000	Verizon Communications, Inc., 4.500%, 9/15/20	$65,603

	TOTAL CORPORATE BONDS & NOTES (Cost - $4,297,234)	4,394,941

Shares
	SHORT-TERM INVESTMENTS - 7.9%
756,917	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $756,917)	756,917

	TOTAL INVESTMENTS - 102.2% (Cost - $9,710,888) (a)	$9,816,124

	OTHER ASSETS AND LIABILITIES - (2.2)%	(210,665)

	TOTAL NET ASSETS - 100.0%	$9,605,459

**	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2015, these securities amounted to $253,438 or 2.64% of net assets.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,710,888 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$122,309
Unrealized depreciation:	(17,073)
Net unrealized appreciation:	$105,236

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2015

Principal		Value
	MUNICIPAL BONDS - 81.0%
	ALASKA - 3.5%
	Education - 3.5%
$40,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20	$42,039

	ARIZONA - 3.8%
	General Obligation - 3.8%
40,000	Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	46,127

	CALIFORNIA - 2.9%
	Education - 2.9%
30,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	34,943

	DELAWARE - 3.7%
	General Obligation - 3.7%
40,000	County of New Castle DE, 4.00%, 7/15/21	45,163

	IOWA - 4.4%
	Education - 4.4%
50,000	University of Iowa Revenue, 3.50%, 7/1/22	53,339

	KENTUCKY - 3.9%
	Education - 3.9%
45,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	46,930

	LOUISIANA - 3.8%
	General Obligation - 3.8%
40,000	State of Louisiana Unref Bald- Ser, 5.00%, 9/1/19	45,558

	MAINE - 3.9%
	Education - 3.9%
45,000	University of Maine System Revenue, 4.50%, 3/1/26	47,669

	MASSACHUSETTS - 3.5%
	General Obligation - 3.5%
40,000	Massachusetts School Building Authority, 4.00%, 8/15/17	42,584

	MISSOURI - 4.5%
	Education - 4.5%
50,000	Kirksville R-III School District, 5.00%, 3/1/20	54,941

	NEW JERSEY - 3.6%
	General Obligation - 3.6%
40,000	Garden State Preservation Trust, 4.00%, 11/1/22	43,883

	NEW YORK - 7.7%
	Education - 4.2%
50,000	Dunkirk City School District, 3.50%, 6/15/23	51,485

	General Obligation - 3.5%
40,000	New York State Dormitory Authority, 5.00%, 12/15/16	42,379
		93,864
	NORTH DAKOTA - 3.4%
	General Obligation - 3.4%
40,000	City of Fargo, 4.25%, 5/1/16	41,064

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2015

Principal		Value
	MUNICIPAL BONDS - 81.0% (Continued)
	OREGON - 3.7%
	General Obligation - 3.7%
$40,000	City of Eugene OR Electric Utility System Revenue, 4.00%, 8/1/20	$44,697

	SOUTH DAKOTA - 2.6%
	General Obligation - 2.6%
30,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17, FSA	31,292

	TENNESSEE - 3.6%
	General Obligation - 3.6%
40,000	Metropolitan Government of Nashville & Davidson County TN, 5.00%, 7/1/17	43,164

	UTAH - 4.4%
	General Obligation - 4.4%
50,000	Salt Lake County Utah, 3.00%, 12/15/20	53,473

	WASHINGTON - 4.6%
	Water/Sewer - 4.6%
50,000	County of King WA Sewer Revenue, 4.00%, 1/1/20	55,462

	WEST VIRGINIA - 5.3%
	Housing - 5.3%
60,000	West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	64,481

	WISCONSIN - 4.2%
	General Obligation - 4.2%
45,000	State of Wisconsin, 5.00%, 5/1/19	51,193

	TOTAL MUNICIPAL BONDS (Cost - $946,933)	981,866

Shares
	SHORT-TERM INVESTMENTS - 17.5%
212,048	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $212,048)	212,048

	TOTAL INVESTMENTS - 98.5% (Cost - $1,158,981) (a)	$1,193,914

	OTHER ASSETS AND LIABILITIES - 1.5%	18,102

	TOTAL NET ASSETS - 100.0%	$1,212,016

MBIA - Insured by Municipal Bond Insurance Association

FSA - Insured by Federal Security Assurance

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,158,981 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$34,933
Unrealized depreciation:	—
Net unrealized appreciation:	$34,933

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
US GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2015

Principal		Value
	REPURCHASE AGREEMENT - 99.4%
$14,617,000	Merrill Lynch Repo, 0.11%, due 09/1/15 with a full maturity value of $14,617,045
	(Fully collateralized by $14,702,400 U.S. Treasury Note, 0.125% due 4/15/20; aggregate market value plus accrued interest $14,909,402)
	(Cost - $14,617,000)	$14,617,000

	TOTAL INVESTMENTS - 99.4% (Cost - $14,617,000) (a)	$14,617,000

	OTHER ASSETS AND LIABILITIES - 0.6%	95,430

	TOTAL NET ASSETS - 100.0%	$14,712,430

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,617,000.

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 10.7%
	AIRLINES - 1.4%
1,918	American Airlines Group, Inc.	$74,764
1,826	Delta Air Lines, Inc.	79,942
1,488	United Continental Holdings, Inc. *	84,771
		239,477
	AUTO MANUFACTURERS - 1.5%
8,676	General Motors Co.	255,421

	COSMETICS/PERSONAL CARE - 2.9%
14,629	Revlon, Inc. *	487,731

	INSURANCE - 1.1%
1,554	Assurant, Inc.	115,540
33,482	WMIH Corp. *	77,009
		192,549
	INTERNET - 0.4%
1,886	Yahoo!, Inc. *	60,805

	TELECOMMUNICATIONS - 3.4%
56,726	HC2 Holdings, Inc. *	427,714
54,890	Novatel Wireless, Inc. *	152,594
		580,308

	TOTAL COMMON STOCK (Cost - $1,748,340)	1,816,291

Principal
	CORPORATE BONDS & NOTES - 11.1%
	COMMERCIAL SERVICES - 0.3%
$50,000	Rent-A-Center, Inc., 4.750%, 05/01/21	43,000

	DIVERSIFIED FINANCIAL SERVICES - 8.8%
500,000	Armor RE Ltd., 4.105%, 12/15/16 ** (a)	500,012
1,000,000	Golden State RE II Ltd., 2.225%, 01/08/19 ** (a)	997,950
		1,497,962
	TELECOMMUNICATIONS - 2.0%
250,000	HC2 Holdings, Inc., 11.000%, 12/01/19 (a)	245,000
25,000	Intelsat Jackson Holdings SA, 6.625%, 12/15/22	22,000
75,000	NeuStar, Inc., 4.500%, 01/15/23	64,125
		331,125

	TOTAL CORPORATE BONDS & NOTES (Cost - $1,893,206)	1,872,087

	U.S. GOVERNMENT - 29.5%
	U.S. TREASURY NOTES - 29.5%
2,000,000	0.250%, 11/30/15	2,000,872
2,000,000	0.250%, 02/29/16 + #	1,999,701
1,000,000	1.375%, 07/31/18	1,008,945
	TOTAL U.S. GOVERNMENT (Cost - $5,001,167)	5,009,518

Contracts^		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 0.0% *
4	Euro FX Currency	09/04/2015 - $1.085	5,900
8	Euro FX Currency	12/04/2015 - $1.085	400
	TOTAL PUT OPTIONS PURCHASED (Premiums Received - $18,150)		6,300

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 42.5%
7,207,979	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $7,207,979)	$7,207,979

	TOTAL INVESTMENTS - 93.8% (Cost - $15,868,842) (b)	$15,912,175

	OTHER ASSETS AND LIABILITES - 6.2%	1,042,828

	NET ASSETS - 100.0%	$16,955,003

*	Non-income producing securities.

**	Floating rate security, rate shown represents the rate at August 31, 2015.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

#	All or a portion of this security is segregated as collateral for open swap contracts.

^	Each contract is equivalent to one futures contract.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2015, these securities amounted to $1,742,963 or 10.27% of net assets.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,878,012 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$158,222
Unrealized depreciation:	(124,059)
Net unrealized appreciation:	$34,163

Long (Short)		Unrealized
Contracts		Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - (0.1)%
5	3-Month Sterling (Short Sterling), Maturing September 2016
	(Underlying Face Amount at Value $951,494)	192
4	3-Month Euro (Euribor), Maturing September 2016
	(Underlying Face Amount at Value $1,120,400)	56
5	90-Day Bank Bill, Maturing September 2016
	(Underlying Face Amount at Value $848,571)	259
4	90-Day Euro$ Future, Maturing September 2016
	(Underlying Face Amount at Value $990,100)	(200)
5	Bank Accept, Maturing September 2016
	(Underlying Face Amount at Value $934,300)	—
3	CBOE VIX Future, Maturing December 2015
	(Underlying Face Amount at Value $66,375)	16,125
4	Crude Oil Future, Maturing October June 2016 +
	(Underlying Face Amount at Value $216,640)	(33,020)
2	Euro BTP Italian Govt Bond Future, Maturing September 2015
	(Underlying Face Amount at Value $302,888)	7,888
1	Long Gilt Future, Maturing December 2015
	(Underlying Face Amount at Value $180,156)	(569)
4	Three Month Euro Swiss Franc, Maturing September 2016
	(Underlying Face Amount at Value $1,041,770)	(103)
	NET UNREALIZED LOSS FROM OPEN LONG FUTURE CONTRACTS	$(9,372)

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2015

Long (Short)		Unrealized
Contracts		Gain / (Loss)
	OPEN SHORT FUTURES CONTRACTS - (0.0%)
(2)	10-Year AUD Government Bond, Maturing September 2015
	(Underlying Face Amount at Value $137,940)	$(6,806)
(2)	10-Year Mini JBG Future, Maturing September 2015
	(Underlying Face Amount at Value $244,000)	(2,129)
(2)	Coffee Future, Maturing December 2015 +
	(Underlying Face Amount at Value $93,225)	10,312
(2)	Copper Future, Maturing December 2015 +
	(Underlying Face Amount at Value $116,875)	(1,150)
(6)	Crude Oil Future, Maturing October 2015 +
	(Underlying Face Amount at Value $295,200)	(47,980)
(1)	Euro-Bund Future, Maturing September 2015
	(Underlying Face Amount at Value $171,522)	1,434
(2)	Gold Future, Maturing December 2015 +
	(Underlying Face Amount at Value $226,500)	(7,600)
(15)	S&P E-Mini Future, Maturing September 2015
	(Underlying Face Amount at Value $1,476,938)	45,118
(3)	US 10-Year Future, Maturing December 2015
	(Underlying Face Amount at Value $381,189)	1,781
(2)	US Long Bond Future, Maturing December 2015
	(Underlying Face Amount at Value $309,250)	2,813
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS	$(4,207)

	OPEN CREDIT DEFAULT SWAPS - (0.3)%

Notional		Premiums Paid			Pay/Receive
Amount	Reference Entity	(Received)	Counterparty	Expiration Date	Fixed Rate	Fixed Rate	Unrealized Loss
Bought Protection:
$576,000	CDX.NA.HY.20 (An interest rate swap on the Markit CDX North America High Yield Index)	(21,080)	JPMC	6/20/2018	Pay	5.00%	$(23,257)
192,000	CDX.NA.HY.20 (An interest rate swap on the Markit CDX North America High Yield Index)	(5,557)	JPMC	6/20/2018	Pay	5.00%	(9,222)
2,000,000	French Republic (An interest rate swap on French Republic Bonds)	8,082	JPMC	9/20/2016	Pay	0.25%	(12,976)
	Total Unrealized Loss from Open Credit Default Swaps						$(45,455)

	OPEN TOTAL RETURN SWAPS CONTRACTS - (0.2)%

Notional				Pay/Receive		Unrealized
Amount	Reference Entity	Counterparty	Expiration Date	Fixed Rate	Fixed Rate	Gain/(Loss)
$200,000	CS Multi-Asset Futures - RBOB Gasoline Excess Return Index (A commodity total return swap on Gasoline Futures) +	CS	9/4/2015	Pay	0.10%	$4,545
200,000	CS Multi-Asset Futures - Soymeal Excess Return Index (A commodity total return swap on Soymeal Futures) +	CS	9/4/2015	Pay	0.12%	(10,380)
200,000	CS Multi-Asset Futures - SRW Wheat Excess Return Index (A commodity total return swap on SRW Wheat) +	CS	9/4/2015	Pay	0.12%	(10,561)

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2015

	OPEN TOTAL RETURN SWAPS CONTRACTS - (0.2)% (Continued)
Notional				Pay/Receive		Unrealized
Amount	Reference Entity	Counterparty	Expiration Date	Fixed Rate	Fixed Rate	Gain/(Loss)
$200,000	CS Multi-Asset Futures - White Sugar Excess Return Index (A commodity total return swap on White Sugar Futures) +	CS	9/4/2015	Pay	0.25%	$2,378
6,811	CS Multi-Asset Futures - HRW Wheat Excess Return Index (A commodity total return swap on HRW Wheat Futures) +	CS	9/4/2015	Receive	0.00%	8,955
5,073	CS Multi-Asset Futures Soybean Oil Excess Return Index (A commodity total return swap on Soybean Oil Futures) +	CS	9/4/2015	Receive	0.00%	12,105
4,777	CS Multi-Asset Futures - Sugar #11 Excess Return Index (A commodity total return swap on Sugar Futures) +	CS	9/4/2015	Receive	0.00%	187
557	CS Multi-Asset Futures - Gas Oil Excess Return Index (A commodity total return swap on Gas Oil) +	CS	9/4/2015	Receive	0.00%	(7,905)
1,000,000	CS Backwardation RV Excess Return Index (A commodity total return swap short the Bloomberg Commodity Index and long additional commodity futures) +	CS	9/25/2015	Pay	0.50%	(14,489)
700,000	Barclays ComBATS Curve Switcher Index (a total return swap on a Barclays index that is long and short several commodity futures with different expiration dates) +	Barclays	9/25/2015	Pay	0.80%	(1,904)
3,300,000	BAML Congestion Version 3 Leveraged W3 CD Index (A commodity total return swap on long and short commodity futures with different expiration dates) +	BAML	9/28/2015	Pay	1.00%	(9,872)
1,700,000	BAML MLBW3C0 Index (A commodity total return swap on long and short commodity futures with different expiration dates) +	BAML	9/28/2015	Pay	0.80%	(2,448)
700,000	BAML MLBAWLS Index (A total return swap on an index long the Bloomberg 3 Month Forward Commodity Index and short the Bloomberg Commodity Index) +	BAML	9/28/2015	Pay	0.50%	(290)
500,000	Atlantic Dynamic HYIGS Barclays Credit Index (A total return swap on a high yield investment grade security index) +	Barclays	2/2/2016	Pay	0.80%	(4,614)
	Total Unrealized Loss from Open Total Return Swaps					$(34,293)

BAML - Bank of America Merrill Lync

CS - Credit Suisse

JPMC - J.P. Morgan Chase

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 99.0%
	ASIA PACIFIC - 24.9%
	AUSTRALIA - 5.3%
268,100	Dexus Property Group	$1,400,516
1,734,599	Scentre Group	4,684,333
1,973,600	Westfield Corp.	13,639,155
		19,724,004
	CHINA - 1.2%
725,400	Dalian Wanda Commercial Properties Co. Ltd.	4,455,302

	HONG KONG - 8.9%
373,200	Cheung Kong Property Holdings Ltd. *	2,614,774
3,414,100	Link REIT	18,105,510
951,600	Sun Hung Kai Properties Ltd.	12,057,537
		32,777,821
	JAPAN - 6.7%
188,100	Aeon Mall Co. Ltd.	3,174,061
3,148	GLP J-REIT	2,950,844
712	Japan Real Estate Investment Corp.	2,996,287
212,600	Mitsubishi Estate Co. Ltd.	4,576,891
103,300	Mitsui Fudosan Co. Ltd.	2,863,999
650	Nippon Building Fund, Inc.	2,735,374
2,879	Nippon Prologis REIT, Inc. - REIT	5,238,217
		24,535,673
	SINGAPORE - 2.8%
1,634,400	Fortune Real Estate Investment Trust	1,598,528
5,450,200	Global Logistic Properties Ltd.	8,575,692
		10,174,220

	TOTAL ASIA PACIFIC (Cost - $108,945,922)	91,667,020

	EUROPE - 15.7%
	BELGIUM - 2.0%
291,900	Intervest Offices & Warehouses NV	7,314,356

	FRANCE - 2.9%
242,000	Klepierre	10,633,985

	GERMANY - 6.3%
239,200	ADO Properties SA *	5,212,594
437,400	Deutsche Annington Immobilien SE	14,302,487
201,600	TLG Immobilien AG	3,818,377
		23,333,458
	NETHERLANDS - 1.1%
967,700	NSI NV	4,075,550

	UNITED KINGDOM - 3.4%
373,900	Great Portland Estates PLC	4,762,189
4,225,600	Tritax Big Box REIT PLC - REIT	7,704,273
		12,466,462

	TOTAL EUROPE (Cost - $55,283,361)	57,823,811

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 99.0% (Continued)
	NORTH AMERICA - 58.4%
	CANADA - 4.4%
145,000	Boardwalk Real Estate Investment Trust	$5,950,369
326,350	Brookfield Asset Management, Inc.	10,263,707
		16,214,076
	UNITED STATES - 54.0%
543,800	America First Multifamily Investors LP	2,925,644
331,000	American Campus Communities, Inc.	11,336,750
63,000	ARMOUR Residential REIT, Inc. - REIT	1,346,310
328,127	Ashford Hospitality Prime, Inc.	4,537,997
125,400	Blackstone Mortgage Trust, Inc.	3,472,326
290,400	Brixmor Property Group, Inc.	6,626,928
479,267	Campus Crest Communities, Inc.	2,477,810
519,700	CatchMark Timber Trust, Inc. - Cl. A	5,233,379
188,900	Chatham Lodging Trust	4,335,255
137,900	Chesapeake Lodging Trust	3,986,689
221,900	ClubCorp Holdings, Inc.	4,994,969
625,900	CorEnergy Infrastructure Trust, Inc.	3,210,867
132,500	CoreSite Realty Corp.	6,451,425
244,800	Corrections Corp. of America	7,192,224
253,400	Digital Realty Trust, Inc.	16,045,288
106,300	Education Realty Trust, Inc.	3,109,275
686,300	Ellington Financial LLC	12,435,756
136,831	Ellington Residential Mortgage REIT	1,778,803
272,800	First Potomac Realty Trust	2,867,128
266,800	Gaming and Leisure Properties, Inc.	8,254,792
96,500	Health Care REIT, Inc.	6,113,275
702,000	Medical Properties Trust, Inc.	8,192,340
236,300	Nationstar Mortgage Holdings, Inc. *	3,950,936
41,300	New Residential Investment Corp.	584,808
514,838	New Senior Investment Group, Inc.	5,864,005
916,800	NorthStar Realty Finance Corp.	12,881,040
149,300	PennyMac Mortgage Investment Trust	2,249,951
405,000	Physicians Realty Trust	5,872,500
81,400	Plum Creek Timber Co., Inc.	3,133,086
21,200	QTS Realty Trust, Inc. - Cl. A	852,028
528,200	Rexford Industrial Realty, Inc.	6,824,344
779,400	Select Income REIT	14,457,870
416,600	Tanger Factory Outlet Centers, Inc.	13,181,224
130,000	VEREIT, Inc.	1,058,200
98,400	Western Asset Mortgage Capital Corp.	1,257,552
		199,092,774

	TOTAL NORTH AMERICA (Cost - $266,804,959)	215,306,850

	TOTAL COMMON STOCK (Cost - $431,034,242)	364,797,681

	TOTAL INVESTMENTS - 99.0% (Cost - $431,034,242) (a)	$364,797,681

	OTHER ASSETS AND LIABILITIES - 1.0%	3,759,966

	NET ASSETS - 100.0%	$368,557,647

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2015

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $428,853,845 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$7,432,709
Unrealized depreciation:	(71,488,873)
Net unrealized depreciation:	$(64,056,164)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO
August 31, 2015

Shares		Value
	COMMON STOCK - 82.1%
	APPAREL - 0.3%
630	Deckers Outdoor Corp. *+	$40,566

	AUTO PARTS & EQUIPMENT - 0.3%
1,100	Remy International, Inc.	32,230
560	Unique Fabricating, Inc.	6,619
		38,849
	BANKS - 0.8%
1,400	City National Corp.	122,892

	BEVERAGES - 0.2%
2,389	DavidsTea, Inc. *+	32,944

	BIOTECHNOLOGY - 1.5%
2,187	Achillion Pharmaceuticals, Inc. *+	16,162
400	KYTHERA Biopharmaceuticals, Inc. *	29,888
10,586	NeoGenomics, Inc. *+	64,363
4,937	Pfenex, Inc. *+	107,873
100	Ultragenyx Pharmaceutical, Inc. *+	11,162
		229,448
	CHEMICALS - 2.4%
800	Cytec Industries, Inc.	59,360
3,500	OM Group, Inc.	117,250
2,815	Platform Specialty Products Corp. *+	53,879
1,000	Sigma-Aldrich Corp.	139,410
		369,899
	COMMERCIAL SERVICES - 4.9%
56	Alarm.com Holdings, Inc. *	953
856	Cardtronics, Inc. *+	29,532
472	CoStar Group, Inc. *+	83,563
1,435	Euronet Worldwide, Inc. *+	92,514
2,636	ExamWorks Group, Inc. *+	94,422
3,275	HMS Holdings Corp. *+	34,224
1,502	KAR Auction Services, Inc. +	55,634
3,413	LifeLock, Inc. *+	28,840
1,291	NV5 Holdings, Inc. *+	27,782
2,241	On Assignment, Inc. *+	80,631
2,560	Paylocity Holding Corp. *+	84,531
11,390	ServiceSource International, Inc. *+	53,989
308	WEX, Inc. *+	29,115
2,300	Xoom Corp. *	57,109
		752,839
	COMPUTERS - 1.3%
1,280	Fleetmatics Group PLC *+	57,293
5,109	LivePerson, Inc. *+	46,747
3,229	Qualys, Inc. *+	93,835
		197,875
	DIVERSIFIED FINANCIAL SERVICES - 1.4%
3,696	America First Multifamily Investors LP	19,884
4,812	Ellington Financial LLC	87,193
3,137	Nationstar Mortgage Holdings, Inc. *	52,451
1,204	WageWorks, Inc. *+	53,951
		213,479

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 82.1% (Continued)
	ELECTRIC - 0.1%
600	Pepco Holdings, Inc.	$13,788

	ELECTRONICS - 0.3%
1,479	IMAX Corp. *+	46,367

	ENTERTAINMENT - 0.5%
2,300	Gaming and Leisure Properties, Inc.	71,162

	ENVIRONMENTAL CONTROL - 0.9%
7,301	Fenix Parts, Inc. *+	72,791
5,302	Heritage-Crystal Clean, Inc. *+	63,200
		135,991
	FOOD - 0.0%
264	Amplify Snack Brands, Inc. *	3,480
181	Nomad Foods Ltd. *	3,615
		7,095
	GAS - 2.1%
800	AGL Resources, Inc.	48,792
5,030	Western Gas Equity Partners LP	267,093
		315,885
	HEALTHCARE-PRODUCTS - 1.7%
718	Bio-Techne Corp. +	67,837
280	ConforMIS, Inc. *	4,480
4,573	GenMark Diagnostics, Inc. *+	47,285
56	Glaukos Corp. *	1,645
1,054	Inogen, Inc. *+	51,952
335	iRadimed Corp. *	8,006
3,358	T2 Biosystems, Inc. *+	39,893
600	Thoratec Corp. *	37,692
		258,790
	HEALTHCARE-SERVICES - 3.1%
1,734	Acadia Healthcare Co., Inc. *+	126,634
924	Adeptus Health, Inc. - Cl. A *+	92,067
200	Cigna Corp.	28,158
1,800	Health Net, Inc. *	115,308
200	Humana, Inc.	36,558
889	Premier, Inc. - Cl. A *+	31,693
1,343	Surgical Care Affiliates, Inc. *+	49,087
56	Teladoc, Inc. *	1,441
		480,946
	INSURANCE - 2.2%
1,200	Chubb Corp.	144,972
1,000	HCC Insurance Holdings, Inc.	77,270
500	PartnerRe Ltd.	69,205
400	StanCorp Financial Group, Inc.	45,484
		336,931

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 82.1% (Continued)
	INTERNET - 2.1%
6,276	Attunity Ltd. *+	$82,718
2,002	Cogent Communications Holdings, Inc. +	55,595
1,445	Marketo, Inc. *+	40,474
5,300	Orbitz Worldwide, Inc. *	60,791
28	Rapid7, Inc. *	591
2,599	RingCentral, Inc. - Cl. A *+	44,729
1,375	Textura Corp. *+	35,557
		320,455
	INVESTMENT COMPANIES - 0.2%
3,540	Acacia Research Corp. +	33,701

	LEISURE TIME - 0.5%
2,900	ClubCorp Holdings, Inc.	65,279
264	Planet Fitness, Inc. - Cl. A *	4,702
		69,981
	LODGING - 0.6%
5,044	La Quinta Holdings, Inc. *+	95,079

	MEDIA - 1.6%
1,300	Time Warner Cable, Inc.	241,826

	METAL FABRICATE/HARDWARE - 1.2%
800	Precision Castparts Corp.	184,200

	MISCELLANEOUS MANUFACTURING - 0.2%
1,623	TriMas Corp. *+	29,603

	OIL & GAS - 1.8%
6,540	Delek Logistics Partners LP	260,423
2,364	Sanchez Production Partners LP *	14,657
		275,080
	OIL & GAS SERVICES - 1.4%
15,630	Azure Midstream Partners LP	140,670
1,300	Baker Hughes, Inc.	72,800
		213,470
	PHARMACEUTICALS - 4.5%
6,864	BioDelivery Sciences International, Inc. *+	46,332
336	Catalent, Inc. *+	10,681
647	GW Pharmaceuticals PLC - ADR *+	68,808
1,500	Hospira, Inc. *	134,955
5,069	Keryx Biopharmaceuticals, Inc. *+	31,326
6,379	Lipocine, Inc. *+	93,899
200	Mylan NV *	9,918
56	NantKwest, Inc. *	959
550	Perrigo Co. PLC	100,633
1,357	Radius Health, Inc. *+	82,587
2,518	Repros Therapeutics, Inc. *+	18,709
2,236	Revance Therapeutics, Inc. *+	67,661
560	Seres Therapeutics, Inc. *	23,145
280	vTv Therapeutics, Inc. - Cl. A *	2,442
225	Zosano Pharma Corp. *	1,823
		693,878

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 82.1% (Continued)
	PIPELINES - 12.3%
7,050	Cheniere Energy Partners LP	$209,667
7,540	Energy Transfer Equity LP	211,497
8,900	EnLink Midstream LLC	212,354
5,520	Enterprise Products Partners LP	155,167
2,820	MarkWest Energy Partners LP	158,963
3,340	Plains All American Pipeline LP	120,440
5,280	Rose Rock Midstream LP	164,050
6,500	Tallgrass Energy Partners LP	307,320
5,500	Targa Resources Partners LP	166,045
600	Williams Cos, Inc.	28,920
3,680	Williams Partners LP	146,648
		1,881,071
	REAL ESTATE - 3.5%
2,200	ADO Properties SA *	47,942
2,800	Brookfield Asset Management, Inc.	88,060
3,200	Cheung Kong Property Holdings Ltd. *	22,420
7,900	Dalian Wanda Commercial Properties Co. Ltd.	48,521
3,800	Deutsche Annington Immobilien SE	124,256
53,200	Global Logistic Properties Ltd.	83,708
200	Mitsubishi Estate Co. Ltd.	4,306
6,100	Sun Hung Kai Properties Ltd.	77,292
1,900	TLG Immobilien AG	35,987
		532,492
	REITS - 16.4%
3,116	American Campus Communities, Inc.	106,723
4,429	Ashford Hospitality Prime, Inc.	61,253
1,046	Blackstone Mortgage Trust, Inc.	28,964
1,400	Boardwalk Real Estate Investment Trust	57,452
1,888	Brixmor Property Group, Inc.	43,084
6,657	Campus Crest Communities, Inc.	34,417
965	CatchMark Timber Trust, Inc. - Cl. A	9,718
1,831	Chatham Lodging Trust	42,021
1,500	Chesapeake Lodging Trust	43,365
6,450	CorEnergy Infrastructure Trust, Inc.	33,088
1,245	CoreSite Realty Corp.	60,619
2,097	Corrections Corp. of America	61,610
2,303	Dexus Property Group	12,031
1,400	Digital Realty Trust, Inc.	88,648
1,100	Education Realty Trust, Inc.	32,175
21,200	Fortune Real Estate Investment Trust	20,735
30	GLP J-REIT	28,121
3,700	Great Portland Estates PLC	47,125
800	Health Care REIT, Inc.	50,680
2,500	Home Properties, Inc.	185,525
2,200	Intervest Offices & Warehouses NV	55,127
8	Japan Real Estate Investment Corp.	33,666
2,100	Klepierre	92,278
30,300	Link REIT	160,686
8,007	Medical Properties Trust, Inc.	93,442
400	New Residential Investment Corp.	5,664

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 82.1% (Continued)
	REITS - 16.4% (Continued)
6,678	New Senior Investment Group, Inc.	$76,062
34	Nippon Prologis REIT, Inc.	61,861
9,120	NorthStar Realty Finance Corp.	128,136
12,027	NSI NV	50,653
4,005	PennyMac Mortgage Investment Trust	60,355
3,900	Physicians Realty Trust	56,550
600	Plum Creek Timber Co., Inc.	23,094
120	QTS Realty Trust, Inc. - Cl. A	4,823
4,837	Rexford Industrial Realty, Inc.	62,494
15,331	Scentre Group	41,402
5,835	Select Income REIT	108,239
3,800	Tanger Factory Outlet Centers, Inc.	120,232
47,800	Tritax Big Box REIT PLC	87,151
1,120	Western Asset Mortgage Capital Corp.	14,314
17,719	Westfield Corp.	122,452
		2,506,035
	RETAIL - 1.9%
4,433	Boot Barn Holdings, Inc. *+	96,817
1,317	Copart, Inc. *+	46,121
1,819	Five Below, Inc. *+	70,341
1,661	Fogo De Chao, Inc. *+	31,924
6,400	Office Depot, Inc. *	50,752
		295,955
	SAVINGS & LOANS - 0.8%
13,400	Hudson City Bancorp, Inc.	124,620

	SEMICONDUCTORS - 2.4%
1,600	Altera Corp.	77,680
4,400	Broadcom Corp.	227,348
1,700	Freescale Semiconductor Ltd. *	60,741
		365,769
	SOFTWARE - 3.8%
56	Appfolio, Inc. - Cl. A *	897
206	Black Knight Financial Services, Inc. - Cl. A *	6,689
749	Castlight Health, Inc. - Cl. B *+	3,962
800	Dealertrack Technologies, Inc. *	50,208
1,073	Demandware, Inc. *+	59,863
123	Evolent Health, Inc. - Cl. A *	2,091
898	Five9, Inc. *	3,529
1,424	Guidewire Software, Inc. *+	79,616
6,044	inContact, Inc. *+	45,632
41	MINDBODY, Inc. - Cl. A *	575
2,261	Paycom Software, Inc. *+	87,139
1,675	SS&C Technologies Holdings, Inc. +	113,464
2,927	Tangoe, Inc. *+	21,952
209	Ultimate Software Group, Inc. *+	36,824
1,614	Upland Software, Inc. *	12,702
2,101	Veeva Systems, Inc. - Cl. A *+	54,416
560	Xactly Corp. *	3,814
		583,373

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	COMMON STOCK - 82.1% (Continued)
	TELECOMMUNICATIONS - 1.9%
11,100	Alcatel-Lucent - ADR *	$36,741
78	AT&T, Inc.	2,590
2,638	GTT Communications, Inc. *+	58,010
5,995	ID Systems, Inc. *+	22,481
2,216	Infoblox, Inc. *+	42,636
2,717	Numerex Corp. *+	25,377
14,440	ShoreTel, Inc. *+	107,434
		295,269
	TRANSPORTATION - 1.0%
7,840	GasLog Partners LP	150,685

	TOTAL COMMON STOCK (Cost - $13,703,559)	12,558,288

	EXCHANGE TRADED FUNDS - 18.3%
	ASSET ALLOCATION FUNDS - 4.3%
3,204	ProShares UltraShort Euro *	77,665
916	ProShares UltraShort Yen *	82,293
10,820	SPDR Barclays Convertible Securities ETF	497,287
		657,245
	DEBT FUNDS - 5.8%
3,688	iShares iBoxx $ High Yield Corporate Bond ETF	318,053
972	iShares iBoxx $ Investment Grade Corporate Bond ETF	111,838
223	iShares JP Morgan USD Emerging Markets Bond ETF	24,086
5,640	iShares US Preferred Stock ETF	220,186
2,148	Market Vectors Emerging Markets Local Currency Bond ETF	38,621
7,321	PowerShares Senior Loan Portfolio	171,165
		883,949
	EQUITY FUNDS - 8.2%
2,329	First Trust STOXX European Select Dividend Index Fund	28,437
3,736	Global X SuperDividend ETF	76,177
4,546	SPDR S&P Dividend ETF	334,858
2,164	WisdomTree Emerging Markets High Dividend Fund	78,878
3,585	WisdomTree Emerging Markets SmallCap Dividend Fund	131,283
5,443	WisdomTree High Dividend Fund	307,207
5,857	WisdomTree Japan Hedged Equity Fund	306,087
		1,262,927

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,978,037)	2,804,121

	SHORT-TERM INVESTMENTS - 8.2%
1,343,932	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $1,343,932)	1,343,932

	TOTAL INVESTMENTS - 108.6% (Cost - $18,025,528) (a)	$16,706,341

	OTHER ASSETS AND LIABILITIES - (8.6)%	(1,409,785)

	NET ASSETS - 100.0%	$15,296,556

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	SECURITIES SOLD SHORT - (17.9)% *
	COMMON STOCK - (12.0)%
	AEROSPACE/DEFENSE - (0.5)%
1,341	Aerovironment, Inc.	$32,251
577	Kaman Corp.	22,405
296	National Presto Industries, Inc.	24,287
		78,943
	APPAREL - (0.2)%
894	Wolverine World Wide, Inc.	24,093

	BANKS - (1.2)%
1,126	M&T Bank Corp.	133,138
1,048	Royal Bank of Canada	58,227
		191,365
	BIOTECHNOLOGY - (0.3)%
1,370	Myriad Genetics, Inc.	51,457

	DIVERSIFIED FINANCIAL SERVICES - (0.1)%
8,841	Higher One Holdings, Inc.	17,505

	ENTERTAINMENT - (0.4)%
3,240	DreamWorks Animation SKG, Inc. - Cl. A	64,606

	FOOD - (0.5)%
6,260	Fairway Group Holdings Corp. - Cl. A	14,210
1,788	Fresh Market, Inc.	38,496
800	Snyder’s-Lance, Inc.	27,016
		79,722
	HEALTHCARE-PRODUCTS - (1.1)%
2,014	Genomic Health, Inc.	55,425
1,801	Mindray Medical International Ltd. - ADR	43,620
3,664	Novadaq Technologies, Inc.	42,319
4,502	OraSure Technologies, Inc.	24,311
		165,675
	HEALTHCARE-SERVICES - (0.6)%
168	Aetna, Inc.	19,239
1,119	Centene Corp.	69,065
		88,304
	HOUSEHOLD PRODUCTS/WARES - (0.3)%
2,098	Tumi Holdings, Inc.	41,373

	INSURANCE - (0.5)%
722	ACE Ltd.	73,760

	INTERNET - (0.1)%
671	Overstock.com, Inc.	13,185

	LEISURE TIME - (0.4)%
7,542	Callaway Golf Co.	66,747

	MACHINERY-DIVERSIFIED - (0.3)%
696	Lindsay Corp.	53,056

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2015

Shares		Value
	SECURITIES SOLD SHORT - (17.9)% (Continued) *
	COMMON STOCK - (12.0)% (Continued)
	MEDIA - (1.4)%
703	Charter Communications, Inc.	$127,672
3,957	World Wrestling Entertainment, Inc. - Cl. A	79,377
		207,049
	METAL FABRICATE/HARDWARE - (0.2)%
283	Valmont Industries, Inc.	30,080

	OIL & GAS SERVICES - (0.4)%
1,456	Halliburton Co.	57,294

	PACKAGING & CONTAINERS - (0.1)%
651	Greif, Inc.	19,061

	PHARMACEUTICALS - (0.3)%
1,283	Enanta Pharmaceuticals, Inc.	50,088

	RETAIL - (0.7)%
8,988	hhgregg, Inc.	43,142
2,436	PetMed Express, Inc.	40,389
1,402	Staples, Inc.	19,923
		103,454
	SEMICONDUCTORS - (1.0)%
872	Avago Technologies Ltd.	109,846
599	NXP Semiconductors NV	50,705
		160,551
	SOFTWARE - (0.6)%
1,865	ManTech International Corp. - Cl. A	51,082
2,851	Quality Systems, Inc.	38,745
		89,827
	TELECOMMUNICATIONS - (0.7)%
6,105	Nokia OYJ - ADR	38,095
1,777	Ubiquiti Networks, Inc.	62,479
		100,574
	TOYS/GAMES/HOBBIES - (0.1)%
13,450	LeapFrog Enterprises, Inc. - Cl. A	12,752

	TOTAL COMMON STOCK (Proceeds - $2,013,398)	1,840,521

	EXCHANGED TRADED FUNDS - (5.9)%
	EQUITY FUNDS - (5.9)%
3,815	iShares Russell 2000 ETF	439,488
3,221	iShares Russell 2000 Growth ETF	461,215
	TOTAL EXCHANGED TRADED FUNDS (Proceeds - $970,603)	900,703

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,984,001) (a)	$2,741,224

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2015

*	Non-income producing securities

+	All or a portion of this security is held as collateral for securities sold short

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short, is $14,948,149 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$969,877
Unrealized depreciation:	(1,952,909)
Net unrealized depreciation:	$(983,032)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO
August 31, 2015

Shares			Value
	EXCHANGE TRADED FUNDS - 106.0%
	EQUITY FUNDS - 106.0%
18,500	SPDR S&P 500 ETF Trust +		$3,656,895
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,814,806)		3,656,895

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PUCHASED - 5.8% *
58	SPDR S&P 500 ETF Trust +	10/16/2015 - $193.00	30,450
7	SPDR S&P 500 ETF Trust +	10/16/2015 - $194.00	3,906
157	SPDR S&P 500 ETF Trust +	10/16/2015 - $205.00	164,850
	TOTAL PUT OPTIONS PURCHASED (Cost - $93,995)		199,206

Shares
	SHORT-TERM INVESTMENTS - 15.0%
519,553	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $519,553)		519,553

	TOTAL INVESTMENTS - 126.8% (Cost - $4,428,354) (b)		$4,375,654

	OTHER ASSETS AND LIABILITIES - (26.8)%		(925,506)

	NET ASSETS - 100.0%		$3,450,148

Contracts (a)		Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (3.9)% *
	PUT OPTIONS WRITTEN - (3.3)%
58	SPDR S&P 500 ETF Trust	10/16/2015 - $183.00	$17,168
7	SPDR S&P 500 ETF Trust	10/16/2015 - $184.00	2,072
157	SPDR S&P 500 ETF Trust	10/16/2015 - $195.00	94,200
	(Premiums Received - $44,403)		113,440

	CALL OPTIONS WRITTEN - (0.6)%
150	SPDR S&P 500 ETF Trust	09/25/2015 - $204.00	19,500
	(Premiums Received - $15,056)

	TOTAL WRITTEN OPTIONS (Premiums Received - $59,459) (b)		$132,940

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, is $4,368,895 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$105,258
Unrealized depreciation:	(231,439)
Net unrealized depreciation:	$(126,181)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO
August 31, 2015

Shares			Value
	EXCHANGE TRADED FUNDS - 105.7%
	EQUITY FUND - 105.7%
129,900	iShares MSCI Emerging Markets ETF +		$4,395,816

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,508,097)		4,395,816

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 5.7% *
870	iShares MSCI Emerging Markets ETF +	10/16/2015 - $33.50	117,450
565	iShares MSCI Emerging Markets ETF +	10/16/2015 - $35.00	118,650
	TOTAL OPTIONS (Cost - $163,817)		236,100

Shares
	SHORT-TERM INVESTMENTS - 58.0%
2,414,524	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $2,414,524)		2,414,524

	TOTAL INVESTMENTS - 169.4% (Cost - $7,086,438) (b)		$7,046,440

	OTHER ASSETS AND LIABILITIES - (69.4)%		(2,887,924)

	NET ASSETS - 100.0%		$4,158,516

Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS WRITTEN - (3.5)% *
	PUT OPTIONS WRITTEN - (3.1)%
100	iShares MSCI Emerging Markets ETF	10/16/2015 - $30.00	$5,000
24	iShares MSCI Emerging Markets ETF	10/16/2015 - $31.00	1,608
770	iShares MSCI Emerging Markets ETF	10/16/2015 - $31.50	59,290
541	iShares MSCI Emerging Markets ETF	10/16/2015 - $33.00	63,838
	(Premiums Received - $83,636)		129,736

	CALL OPTIONS WRITTEN - (0.4)%
14	iShares MSCI Emerging Markets ETF	09/18/2015 - $34.00	1,316
200	iShares MSCI Emerging Markets ETF	09/18/2015 - $34.50	13,000
	(Premiums Received - $9,744)		14,316

	TOTAL OPTIONS WRITTEN (Premiums Received - $93,380) (b)		$144,052

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, is $6,998,362 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$75,904
Unrealized depreciation:	(171,878)
Net unrealized depreciation:	$(95,974)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$26,538,190	$32,841,792	$15,290,677	$11,107,148	$7,561,618
Investments, at value (including collateral on loaned securities Note 5)	$25,829,501	$40,954,174	$19,623,126	$10,502,468	$6,848,716
Cash	401	—	—	—	—
Foreign Cash (Cost $ -, -, -, -, $2,256)	—	—	—	—	2,239
Receivable for securities sold	—	—	38,036	848,508	61,665
Receivable for fund shares sold	16	13,019	12	8	6
Interest and dividends receivable	23,254	56,198	8,807	7,888	24,670
Prepaid expenses and other assets	20,317	29,129	16,599	14,739	16,288
Total Assets	25,873,489	41,052,520	19,686,580	11,373,611	6,953,584

Liabilities:
Securities lending collateral (Note 5)	958,490	2,178,306	726,728	842,997	—
Due to Custodian	—	—	—	1,753	19,574
Payable for securities purchased	—	—	52,295	812,756	34,007
Payable for fund shares redeemed	3,050	2,744	1,449	12,867	1,112
Payable to manager	14,322	22,134	12,289	5,617	4,576
Administration fees payable	10,458	14,294	7,199	4,632	4,450
Custody fees payable	3,469	6,409	7,173	2,948	12,865
Trustee fees payable	1,826	2,053	1,036	789	505
Payable for distribution (12b-1) fees	1,352	3,953	2,001	357	245
Accrued expenses and other liabilities	15,492	21,184	12,424	7,924	6,987
Total Liabilities	1,008,459	2,251,077	822,594	1,692,640	84,321

Net Assets	$24,865,030	$38,801,443	$18,863,986	$9,680,971	$6,869,263

Net Assets:
Par value of shares of beneficial interest	$11,562	$14,574	$13,831	$11,025	$7,195
Paid in capital	25,043,782	30,331,045	13,977,617	6,882,498	9,957,394
Undistributed net investment income (loss)	76,830	—	—	(32,359)	(8,606)
Accumulated net realized gain (loss) on investments	441,545	343,442	540,089	3,424,487	(2,370,815)
Net unrealized appreciation (depreciation) on investments	(708,689)	8,112,382	4,332,449	(604,680)	(715,905)
Net Assets	$24,865,030	$38,801,443	$18,863,986	$9,680,971	$6,869,263

Net Asset Value Per Share
Class I
Net Assets	$23,086,506	$33,246,601	$14,541,237	$9,288,779	$6,545,139
Shares of beneficial interest outstanding	1,064,079	1,221,650	1,038,696	1,038,710	683,106
Net asset value/offering price per share (a)	$21.70	$27.21	$14.00	$8.94	$9.58

Class A
Net Assets	$521,708	$1,959,142	$3,359,695	$11,473	$66,853
Shares of beneficial interest outstanding	24,672	74,969	259,873	1,337	6,960
Net asset value (a)	$21.15	$26.13	$12.93	$8.58	$9.61
Offering price per share (maximum sales charge of 5.75%)	$22.44	$27.72	$13.72	$9.10	$10.20

Class C
Net Assets	$1,256,816	$3,595,700	$963,054	$380,719	$257,271
Shares of beneficial interest outstanding	67,474	160,775	84,510	62,422	29,384
Net asset value/offering price per share (b)	$18.63	$22.36	$11.40	$6.10	$8.76

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$16,811,589	$29,101,827	$3,235,231	$1,455,463	$9,710,888
Investments, at value (including collateral on loaned securities Note 5)	$25,187,656	$40,838,892	$2,765,341	$1,986,369	$9,816,124
Cash	—	—	—	—	12,077
Receivable for securities sold	92,846	88,635	—	—	—
Receivable for fund shares sold	144	314	2	3	11
Interest and dividends receivable	55,544	62,020	10,551	3,615	65,769
Prepaid expenses and other assets	21,580	594,023	18,058	12,409	17,458
Total Assets	25,357,770	41,583,884	2,793,952	2,002,396	9,911,439

Liabilities:
Securities lending collateral (Note 5)	722,304	879,976	—	—	—
Payable for securities purchased	91,467	—	—	—	281,298
Payable for fund shares redeemed	259	38,382	248	167	5,661
Payable to manager	26,695	45,119	3,021	386	4,185
Administration fees payable	9,111	16,808	1,375	979	3,834
Custody fees payable	3,015	4,745	3,632	3,215	1,603
Trustee fees payable	1,364	2,439	282	143	518
Payable for distribution (12b-1) fees	5,223	11,038	308	139	1,512
Distribution payable	—	—	—	—	956
Accrued expenses and other liabilities	20,914	46,006	4,905	2,898	6,413
Total Liabilities	880,352	1,044,513	13,771	7,927	305,980

Net Assets	$24,477,418	$40,539,371	$2,780,181	$1,994,469	$9,605,459

Net Assets:
Par value of shares of beneficial interest	$7,809	$25,019	$2,412	$2,341	$9,961
Paid in capital	13,893,986	24,298,079	3,958,927	2,645,572	9,396,710
Undistributed net investment income (loss)	(347)	(49,716)	(27,847)	(15,379)	7,840
Accumulated net realized gain (loss) on investments	2,199,903	4,528,924	(683,340)	(1,168,970)	85,712
Net unrealized appreciation (depreciation) on investments	8,376,067	11,737,065	(469,971)	530,905	105,236
Net Assets	$24,477,418	$40,539,371	$2,780,181	$1,994,469	$9,605,459

Net Asset Value Per Share
Class I
Net Assets	$12,877,738	$19,072,659	$2,078,014	$1,765,450	$9,134,149
Shares of beneficial interest outstanding	395,568	1,111,306	175,179	204,564	947,295
Net asset value/offering price per share (a)	$32.56	$17.16	$11.86	$8.63	$9.64

Class A
Net Assets	$9,240,175	$15,088,365	$581,411	$125,515	$79,758
Shares of beneficial interest outstanding	299,755	936,584	52,933	15,381	8,264
Net asset value (a)	$30.83	$16.11	$10.98	$8.16	$9.65
Offering price per share (maximum sales charge of 5.75%)	$32.71	$17.09	$11.65	$8.66	$10.24

Class C
Net Assets	$2,359,505	$6,378,347	$120,756	$103,504	$391,552
Shares of beneficial interest outstanding	85,527	454,016	13,135	14,134	40,552
Net asset value/offering price per share (b)	$27.59	$14.05	$9.19	$7.32	$9.66

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

		U.S.	James Alpha	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate	Multi Strategy
	Bond	Money Market	Real Return	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
			(Consolidated)
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$1,158,981	$14,617,000	$15,868,842	$431,034,242	$18,025,528
Investments, at value (including collateral on loaned securities Note 5)	$1,193,914	$14,617,000	$15,912,175	$364,797,681	$16,706,341
Cash	—	779	327,488	—	—
Deposit at Broker	—	—	675,583	—	1,406,991
Unrealized appreciation on futures	—	—	85,978	—	—
Unrealized appreciation on swaps	—	—	28,170	—	—
Unrealized appreciation on forward currency exchange contracts	—	—	114,144	—	—
Receivable for securities sold	—	—	252,634	3,561,288	35,133
Receivable for fund shares sold	—	40,435	1,120	328,998	98
Premiums paid on open swap contracts	—	—	8,082	—	—
Interest and dividends receivable	10,494	45	20,792	1,152,367	12,051
Receivable from manager	2,860	17,628	—	—	—
Prepaid expenses and other assets	10,631	43,147	23,528	104,702	4,413
Total Assets	1,217,899	14,719,034	17,449,694	369,945,036	18,165,027

Liabilities:
Due to Custodian	—	—	—	236,024	—
Securities sold short (Cost $ -, -, -, -, $2,984,001)	—	—	—	—	2,741,224
Payable for securities purchased	—	—	36,591	—	46,929
Payable for fund shares redeemed	—	15	12,662	378,817	18,841
Payable to manager	—	—	14,179	276,813	21,927
Unrealized depreciation of futures	—	—	99,557	—	—
Unrealized depreciation on forward currency exchange contracts	—	—	137,105	—	—
Unrealized depreciation on swaps	—	—	107,918	—	—
Payable on open swap contracts	—	—	35,198	—	—
Premium received on open swap contract	—	—	26,637	—	—
Supervisory fee payable	—	—	1,389	28,104	1,358
Administration fees payable	1,382	484	6,615	142,950	6,723
Custody fees payable	718	3,048	4,150	30,888	20,911
Trustee fees payable	79	—	1,240	16,166	779
Compliance officer fees payable	—	—	—	—	—
Payable for distribution (12b-1) fees	1,971	232	2,397	95,218	166
Dividends payable	—	—	—	—	1,126
Distributions payable	28	5	—	—	—
Accrued expenses and other liabilities	1,705	2,820	9,053	182,409	8,487
Total Liabilities	5,883	6,604	494,691	1,387,389	2,868,471

Net Assets	$1,212,016	$14,712,430	$16,955,003	$368,557,647	$15,296,556

Net Assets:
Par value of shares of beneficial interest	$1,253	$147,298	$16,626	$194,129	$16,204
Paid in capital	1,173,151	14,565,137	17,617,376	421,030,687	16,177,386
Undistributed net investment income (loss)	—	(5)	466,763	3,314,968	98,519
Accumulated net realized gain (loss) on investments, short sales, options, futures contracts, swaps and foreign currency transactions	2,679	—	(1,072,807)	10,268,397	80,915
Net unrealized appreciation (depreciation) on investments, short sales, futures contracts, swaps and foreign currency transactions	34,933	—	(72,955)	(66,250,534)	(1,076,468)
Net Assets	$1,212,016	$14,712,430	$16,955,003	$368,557,647	$15,296,556

Net Asset Value Per Share
Class I
Net Assets	$903,748	$12,862,822	$13,063,711	$203,900,990	$15,089,744
Shares of beneficial interest outstanding	93,485	12,880,651	1,275,816	10,673,839	1,598,373
Net asset value/offering price per share (a)	$9.67	$1.00	$10.24	$19.10	$9.44

Class A
Net Assets	$10,038	$245,266	$1,809,620	$90,516,423	$24,801
Shares of beneficial interest outstanding	1,037	245,273	177,747	4,814,652	2,631
Net asset value (a)	$9.68	$1.00	$10.18	$18.80	$9.43
Offering price per share (maximum sales charge of 5.75%)	$10.27	$1.06	$10.80	$19.95	$10.01

Class C
Net Assets	$298,230	$1,604,342	$2,081,672	$74,140,234	$182,011
Shares of beneficial interest outstanding	30,780	1,603,868	209,022	3,924,435	19,415
Net asset value/offering price per share (b)	$9.69	$1.00	$9.96	$18.89	$9.37

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

	James Alpha	James Alpha
	Managed Risk	Managed Risk
	Domestic Equity	Emerging Markets
	Portfolio	Equity Portfolio
Assets:
Investments, at cost	$4,428,354	$7,086,438
Investments, at value	$4,375,654	$7,046,440
Cash	76,169	—
Receivable for securities sold	2,119	1,482
Receivable for fund shares sold	21,976	10,976
Receivable from manager	3,914	5,327
Prepaid expenses and other assets	—	8
Total Assets	4,479,832	7,064,233

Liabilities:
Options written (premiums received $59,459; $93,380)	132,940	144,052
Payable for securities purchased	674,262	2,478,766
Payable for Fund shares redeemed	40,732	—
Due to broker	173,812	274,739
Supervisory fee payable	1,028	1,028
Administration fees payable	1,065	952
Custody fees payable	1,370	1,712
Trustee fees payable	228	228
Compliance officer fees payable	230	230
Payable for distribution (12b-1) fees	17	10
Accrued expenses and other liabilities	4,000	4,000
Total Liabilities	1,029,684	2,905,717

Net Assets	$3,450,148	$4,158,516

Net Assets:
Par value of shares of beneficial interest	$3,600	$4,419
Paid in capital	3,572,749	4,253,202
Undistributed net investment loss	(20)	—
Accumulated net realized loss on investments, options purchased and options written	—	(8,435)
Net unrealized depreciation on investments, options purchased and options written	(126,181)	(90,670)
Net Assets	$3,450,148	$4,158,516

Net Asset Value Per Share
Class I
Net Assets	$3,349,385	$4,071,441
Shares of beneficial interest outstanding	349,521	432,664
Net asset value/offering price per share (a)	$9.58	$9.41

Class A
Net Assets	$100,753	$87,066
Shares of beneficial interest outstanding	10,518	9,255
Net asset value (a)	$9.58	$9.41
Offering price per share (maximum sales charge of 5.75%)	$10.16	$9.98

Class C
Net Assets	$10	$9
Shares of beneficial interest outstanding	1	1
Net asset value/offering price per share (b,c)	$9.59	$9.41

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	May not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2015

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$433,249	$543,799	$241,723	$128,913	$216,328
Interest income	40	27	16	31	13
Securities lending income	25,609	2,091	2,692	700	—
Less: Foreign withholding taxes	(452)	(17,325)	(489)	(762)	(25,067)
Total Investment Income	458,446	528,592	243,942	128,882	191,274

Operating Expenses:
Management fees	188,882	241,611	142,438	82,419	58,354
Distribution (12b-1) fees
Class A Shares	1,329	9,719	13,472	73	89
Class C Shares	13,397	31,604	6,611	4,618	2,492
Administration fees	66,414	83,021	44,647	31,390	28,313
Registration fees	25,211	29,712	21,866	19,622	23,087
Professional fees	15,062	19,533	9,926	6,497	3,350
Custodian fees	13,532	24,816	27,857	10,767	49,602
Trustees’ fees	6,423	7,888	3,740	2,695	1,552
Compliance officer fees	6,167	7,179	3,583	2,902	1,684
Printing and postage expense	9,480	9,496	7,575	6,249	7,182
Insurance expense	1,305	1,467	866	615	384
Non 12b-1 shareholder servicing	4,379	7,031	3,270	2,022	2,113
Miscellaneous expenses	1,533	754	1,148	1,443	1,301
Total Operating Expenses	353,114	473,831	286,999	171,312	179,503
Add: Expense recapture	—	—	—	—	13,370
Net Operating Expenses	353,114	473,831	286,999	171,312	192,873

Net Investment Income (Loss)	105,332	54,761	(43,057)	(42,430)	(1,599)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	4,653,155	3,917,667	1,122,643	3,426,836	(500,355)
Net realized gain (loss)	4,653,155	3,917,667	1,122,643	3,426,836	(500,355)

Net change in unrealized appreciation (depreciation) from Investments and Foreign currency transactions	(5,747,598)	(1,517,607)	(342,676)	(4,294,585)	(780,134)
Net Realized and Unrealized Gain (Loss) on investments	(1,094,443)	2,400,060	779,967	(867,749)	(1,280,489)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(989,111)	$2,454,821	$736,910	$(910,179)	$(1,282,088)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2015

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$438,733	$685,560	$72,663	$34,794	$—
Interest income	26	105	3	4	207,189
Securities lending income	558	9,451	—	—	1,161
Less: Foreign withholding taxes	(9,422)	—	(4,140)	(439)	—
Total Investment Income	429,895	695,116	68,526	34,359	208,350

Operating Expenses:
Management fees	301,993	573,390	43,785	24,006	51,350
Distribution (12b-1) fees
Class A Shares	33,953	71,982	3,193	537	412
Class C Shares	24,285	70,017	1,470	719	3,636
Administration fees	55,470	105,021	10,647	7,176	26,204
Professional fees	12,892	24,252	1,495	942	3,965
Printing and postage expense	11,182	23,746	4,614	3,880	5,685
Insurance expense	1,039	2,245	221	85	395
Registration fees	24,662	31,921	19,235	17,219	20,490
Custodian fees	10,911	18,422	15,019	12,109	6,900
Trustees’ fees	5,160	10,235	655	400	1,896
Compliance officer fees	4,922	9,558	869	652	1,958
Non 12b-1 shareholder servicing fees	8,818	25,201	2,066	1,505	1,552
Miscellaneous expenses	1,572	86	1,168	1,103	2,040
Total Operating Expenses	496,859	966,076	104,437	70,333	126,483
Less: Expenses waived and/or reimbursed	—	—	—	(11,484)	(726)
Add: Expense recapture	—	—	1,484	—	—
Net Operating Expenses	496,859	966,076	105,921	58,849	125,757

Net Investment Income (Loss)	(66,964)	(270,960)	(37,395)	(24,490)	82,593

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,329,088	5,387,146	(391,591)	69,368	85,870
Net realized gain (loss)	2,329,088	5,387,146	(391,591)	69,368	85,870

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	255,153	(3,883,817)	(1,183,464)	(120,496)	(186,392)
Net Realized and Unrealized Gain (Loss) on Investments	2,584,241	1,503,329	(1,575,055)	(51,128)	(100,522)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,517,277	$1,232,369	$(1,612,450)	$(75,618)	$(17,929)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year or Period Ended August 31, 2015

		U.S.	James Alpha	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate	Multi Strategy
	Bond	Money Market	Real Return	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (a)
			(Consolidated)
Investment Income:
Interest income	$29,392	$8,337	$103,643	$543	$84
Dividend income	—	—	21,530	14,256,884	419,919
Less: Foreign withholding taxes	—	—	—	(198,839)	(2,372)
Total Investment Income	29,392	8,337	125,173	14,058,588	417,631

Operating Expenses:
Management fees	6,544	57,691	165,369	4,398,762	279,678
Supervisory fees	—	—	17,739	327,159	13,858
Distribution (12b-1) fees
Class A Shares	86	1,490	9,550	294,657	31
Class C Shares	2,077	8,890	17,992	723,699	590
Administration fees	8,594	4,709	38,900	810,866	37,618
Registration fees	14,337	21,803	30,632	71,292	5,720
Professional fees	556	9,500	7,602	182,142	7,844
Custodian fees	2,786	12,657	17,672	132,972	66,096
Trustees’ fees	220	624	3,082	82,723	3,509
Compliance officer fees	414	2,347	3,891	71,841	1,376
Printing and postage expense	902	6,150	398	94,457	11,627
Insurance expense	60	531	1,235	14,536	152
Non 12b-1 shareholder servicing	387	1,649	5,187	149,262	18
Dividend Expense	—	—	—	—	25,429
Interest Expense	—	—	—	—	26,886
Miscellaneous expenses	894	1,475	4,098	5,926	3,726
Total Operating Expenses	37,857	129,516	323,347	7,360,294	484,158
Less: Expenses waived and/or reimbursed	(14,271)	(112,896)	(109,273)	—	(80,959)
Less: Audit fee waived	—	(9,500)	—	—	—
Less: Expenses waived and/or reimbursed
Class C and Class I Shares	—	—	—	(475,732)	—
Net Operating Expenses	23,586	7,120	214,074	6,884,562	403,199

Net Investment Income (Loss)	5,806	1,217	(88,901)	7,174,026	14,432

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,686	—	1,561,298	31,265,330	515,500
Securities sold short	—	—	—	—	(77,449)
Options written	—	—	—	—	838
Futures	—	—	(131,886)	—	—
Swaps	—	—	(120,290)	—	—
Net realized gain (loss)	2,686	—	1,309,122	31,265,330	438,889

Net change in unrealized appreciation (depreciation) from:
Investments and Foreign currency transactions	(10,826)	—	(768,675)	(53,538,139)	(1,319,245)
Options contracts purchased	—	—	(11,850)	—	—
Securities Sold Short	—	—	—	—	242,777
Futures	—	—	205,576	—	—
Swaps	—	—	(28,702)	—	—
Net change in unrealized appreciation (depreciation)	(10,826)	—	(603,651)	(53,538,139)	(1,076,468)
Net Realized and Unrealized Gain (Loss) on Investments	(8,140)	—	705,471	(22,272,809)	(637,579)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,334)	$1,217	$616,570	$(15,098,783)	$(623,147)

(a)	Commenced operations on September 29, 2014.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended August 31, 2015

	James Alpha	James Alpha
	Managed Risk	Managed Risk
	Domestic Equity	Emerging Markets
	Portfolio (a)	Equity Portfolio (a)
Investment Income:
Dividend income	$—	$—
Total Investment Income	—	—

Operating Expenses:
Management fees	2,400	1,685
Supervisory fees	1,028	1,028
Distribution (12b-1) fees
Class A Shares	17	10
Class C Shares	—	—
Administration fees	1,065	952
Registration fees	254	254
Professional fees	3,233	3,233
Custodian fees	1,378	1,712
Trustees’ fees	228	228
Compliance officer fees	230	230
Printing and postage expense	308	308
Interest expense	37	9
Miscellaneous expenses	205	206
Total Operating Expenses	10,383	9,855
Less: Expenses waived and/or reimbursed	(6,314)	(7,013)
Net Operating Expenses	4,069	2,842

Net Investment Loss	(4,069)	(2,842)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Options purchased	—	(7,950)
Options written	4,049	2,357
Net realized gain (loss)	4,049	(5,593)

Net change in unrealized appreciation (depreciation) on:
Investments	(157,911)	(112,281)
Options purchased	105,211	72,283
Options written	(73,481)	(50,672)
Net change in unrealized depreciation	(126,181)	(90,670)
Net Realized and Unrealized Loss	(122,132)	(96,263)

Net Decreased in Net Assets Resulting From Operations	$(126,201)	$(99,105)

(a)	Commenced operations on July 31, 2015.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Operations:
Net investment income (loss)	$105,332	$4,168	$54,761	$53,645	$(43,057)	$(111,068)
Net realized gain on investments	4,653,155	5,717,941	3,917,667	1,384,317	1,122,643	2,834,895
Net change in unrealized appreciation (depreciation) on investments	(5,747,598)	1,676,550	(1,517,607)	4,894,202	(342,676)	1,111,772
Net increase (decrease) in net assets resulting from operations	(989,111)	7,398,659	2,454,821	6,332,164	736,910	3,835,599

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(1,449,857)	(826,487)	(1,985,107)	(1,263,045)
Class A	—	—	(169,748)	(44,346)	(477,711)	(348,960)
Class C	—	—	(167,504)	(70,175)	(92,414)	(42,728)
Net Investment Income:
Class I	—	(64,269)	(12,377)	(68,156)	—	—
Class A	—	(140)	—	(1,843)	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	—	(64,409)	(1,799,486)	(1,011,007)	(2,555,232)	(1,654,733)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	5,749,607	4,648,877	9,462,725	5,709,879	3,761,374	2,431,864
Class A	458,491	176,736	1,259,332	1,708,315	354,847	55,121
Class C	991,200	143,354	2,015,370	1,083,706	758,987	49,626
Reinvestment of dividends and distributions
Class I	—	61,722	1,344,154	825,963	1,949,423	1,223,221
Class A	—	114	76,584	43,020	458,277	332,393
Class C	—	—	161,868	68,239	91,757	42,191
Redemption fee proceeds
Class I	2	116	738	5	73	—
Class A	—	1	74	1	16	—
Class C	—	4	67	—	3	—
Cost of shares redeemed
Class I	(9,888,209)	(3,429,659)	(6,973,463)	(4,875,098)	(4,575,776)	(2,209,721)
Class A	(106,673)	(107,791)	(2,240,573)	(373,814)	(551,074)	(452,901)
Class C	(707,789)	(68,404)	(1,205,398)	(275,266)	(248,102)	(31,092)
Net increase (decrease) in net assets from share transactions of beneficial interest	(3,503,371)	1,425,070	3,901,478	3,914,950	1,999,805	1,440,702

Total Increase (Decrease) in Net Assets	(4,492,482)	8,759,320	4,556,813	9,236,107	181,483	3,621,568

Net Assets:
Beginning of year	29,357,512	20,598,192	34,244,630	25,008,523	18,682,503	15,060,935
End of year*	$24,865,030	$29,357,512	$38,801,443	$34,244,630	$18,863,986	$18,682,503
* Includes undistributed net investment income (loss) at end of year	$76,830	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Operations:
Net investment income (loss)	$(42,430)	$(36,837)	$(1,599)	$19,827	$(66,964)	$(81,231)
Net realized gain (loss) on investments and foreign currency transactions	3,426,836	518,643	(500,355)	813,166	2,329,088	2,009,440
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	(4,294,585)	1,432,625	(780,134)	(41,285)	255,153	2,964,026
Net increase (decrease) in net assets resulting from operations	(910,179)	1,914,431	(1,282,088)	791,708	2,517,277	4,892,235

Distributions to Shareholders:
Net Realized Gains:
Class I	(380,965)	(1,625,055)	—	—	(1,038,729)	(573,909)
Class A	(487)	(5,279)	—	—	(711,148)	(402,600)
Class C	(19,682)	(68,321)	—	—	(223,346)	(125,476)
Net Investment Income:
Class I	—	—	(35,074)	(156,840)	—	—
Class A	—	—	—	(518)	—	—
Class C	—	—	—	(2,068)	—	—
Total Dividends and Distributions to Shareholders	(401,134)	(1,698,655)	(35,074)	(159,426)	(1,973,223)	(1,101,985)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	1,893,055	1,449,181	1,849,128	1,366,903	1,626,174	1,402,889
Class A	9,492	2,736	66,169	2,501	1,542,192	708,719
Class C	355,411	29,428	292,876	45,575	317,431	133,831
Reinvestment of dividends and distributions
Class I	366,455	1,536,526	34,529	151,184	986,797	531,640
Class A	480	5,244	—	412	645,482	356,609
Class C	19,469	66,407	—	2,064	212,899	113,047
Redemption fee proceeds
Class I	1	—	2	—	18	7
Class A	—	—	—	—	12	5
Class C	—	—	—	—	3	2
Cost of shares redeemed
Class I	(4,392,988)	(1,552,045)	(2,015,961)	(856,077)	(2,300,570)	(1,454,257)
Class A	(17,497)	(22,808)	(8,047)	(16,186)	(1,001,918)	(1,056,054)
Class C	(322,616)	(26,444)	(174,592)	(10,537)	(365,584)	(331,913)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,088,738)	1,488,225	44,104	685,839	1,662,936	404,525

Total Increase (Decrease) in Net Assets	(3,400,051)	1,704,001	(1,273,058)	1,318,121	2,206,990	4,194,775

Net Assets:
Beginning of year	13,081,022	11,377,021	8,142,321	6,824,200	22,270,428	18,075,653
End of year*	$9,680,971	$13,081,022	$6,869,263	$8,142,321	$24,477,418	$22,270,428
* Includes undistributed net investment income (loss) at end of year	$(32,359)	$(27,190)	$(8,606)	$26,309	$(347)	$(44,636)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Operations:
Net investment loss	$(270,960)	$(474,582)	$(37,395)	$(61,358)	$(24,490)	$(21,180)
Net realized gain (loss) on investments and foreign currency transactions	5,387,146	6,806,111	(391,591)	949,445	69,368	62,523
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,883,817)	4,516,233	(1,183,464)	(192,870)	(120,496)	219,912
Net increase (decrease) in net assets resulting from operations	1,232,369	10,847,762	(1,612,450)	695,217	(75,618)	261,255

Distributions to Shareholders:
Net Realized Gains:
Class I	(2,644,023)	(1,173,732)	—	—	—	—
Class A	(2,694,731)	(1,264,364)	—	—	—	—
Class C	(1,100,176)	(353,365)	—	—	—	—
Total Dividends and Distributions to Shareholders	(6,438,930)	(2,791,461)	—	—	—	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	4,700,457	1,754,169	664,354	728,285	537,093	278,323
Class A	1,662,012	2,785,052	117,481	25,271	10,844	12,051
Class C	881,108	1,154,906	155,347	8,614	95,316	3,517
Reinvestment of dividends and distributions
Class I	2,428,221	1,093,061	—	—	—	—
Class A	2,504,426	1,145,150	—	—	—	—
Class C	1,066,570	337,528	—	—	—	—
Redemption fee proceeds
Class I	762	4	—	13	—	—
Class A	715	4	—	5	—	—
Class C	263	1	—	1	—	—
Cost of shares redeemed
Class I	(7,889,533)	(9,202,130)	(888,245)	(528,860)	(384,086)	(230,807)
Class A	(6,744,039)	(10,177,169)	(280,878)	(272,203)	(13,635)	(65,192)
Class C	(1,514,314)	(1,367,831)	(128,359)	(112,928)	(28,645)	(166)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,903,352)	(12,477,255)	(360,300)	(151,802)	216,887	(2,274)

Total Increase (Decrease) in Net Assets	(8,109,913)	(4,420,954)	(1,972,750)	543,415	141,269	258,981

Net Assets:
Beginning of year	48,649,284	53,070,238	4,752,931	4,209,516	1,853,200	1,594,219
End of year*	$40,539,371	$48,649,284	$2,780,181	$4,752,931	$1,994,469	$1,853,200
* Includes undistributed net investment loss at end of year	$(49,716)	$—	$(27,847)	$(46,116)	$(15,379)	$(13,192)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Operations:
Net investment income	$82,593	$82,761	$5,806	$9,145	$1,217	$1,089
Net realized gain on investments	85,870	67,907	2,686	6,642	—	—
Net change in unrealized appreciation (depreciation) on investments	(186,392)	10,695	(10,826)	25,031	—	—
Net increase (decrease) in net assets resulting from operations	(17,929)	161,363	(2,334)	40,818	1,217	1,089

Distributions to Shareholders:
Net Realized Gains:
Class I	(64,647)	(51,970)	(5,450)	(25,253)	—	—
Class A	(813)	(985)	(186)	(1,740)	—	—
Class C	(2,528)	(2,210)	(1,012)	(4,117)	—	—
Net Investment Income:
Class I	(81,613)	(81,506)	(5,534)	(8,638)	(1,103)	(1,036)
Class A	(530)	(791)	(53)	(313)	(38)	(27)
Class C	(435)	(464)	(219)	(194)	(89)	(26)
Total Dividends and Distributions to Shareholders	(150,566)	(137,926)	(12,454)	(40,255)	(1,230)	(1,089)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	3,085,761	2,448,374	141,963	96,726	15,716,131	6,294,351
Class A	102,358	195,699	—	—	1,277,517	338,335
Class C	250,866	132,859	115,959	3,855	3,885,915	55,051
Reinvestment of dividends and distributions
Class I	136,353	125,840	10,826	33,675	1,072	1,021
Class A	1,174	1,075	—	9	34	23
Class C	2,878	2,588	1,210	4,311	89	25
Cost of shares redeemed
Class I	(2,237,088)	(1,704,800)	(276,043)	(187,299)	(13,931,151)	(5,714,630)
Class A	(121,967)	(236,474)	(37,704)	(94,961)	(1,246,129)	(257,726)
Class C	(185,766)	(120,769)	(4)	—	(2,522,237)	(73,750)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,034,569	844,392	(43,793)	(143,684)	3,181,241	642,700

Total Increase (Decrease) in Net Assets	866,074	867,829	(58,581)	(143,121)	3,181,228	642,700

Net Assets:
Beginning of year	8,739,385	7,871,556	1,270,597	1,413,718	11,531,202	10,888,502
End of year*	$9,605,459	$8,739,385	$1,212,016	$1,270,597	$14,712,430	$11,531,202
* Includes undistributed net investment income (loss) at end of year	$7,840	$7,825	$—	$—	$(5)	$—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Global		James Alpha Global		James Alpha Multi Strategy
	Enhanced Real Return Portfolio		Real Estate Investments Portfolio		Alternative Income Portfolio
	(Consolidated)
					For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014	August 31, 2015 (a)

Operations:
Net investment income (loss)	$(88,901)	$(234,205)	$7,174,026	$4,404,544	$14,432
Net realized gain (loss) on investments and foreign currency transactions	1,309,122	(1,035,357)	31,265,330	22,978,882	438,889
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(603,651)	352,333	(53,538,139)	13,102,907	(1,076,468)
Net increase (decrease) in net assets resulting from operations	616,570	(917,229)	(15,098,783)	40,486,333	(623,147)

Distributions to Shareholders:
Net Realized Gains:
Class I	—	(75,421)	(13,002,641)	(3,671,204)	(272,247)
Class A	—	(88,605)	(9,879,552)	(9,164,263)	(238)
Class C	—	(17,240)	(5,548,242)	(2,996,513)	(1,402)
Net Investment Income:
Class I	—	(101,081)	(3,508,955)	(2,313,999)	—
Class A	—	(83,344)	(2,140,063)	(7,098,313)	—
Class C	—	(4,588)	(785,586)	(1,908,767)	—
Total Dividends and Distributions to Shareholders	—	(370,279)	(34,865,039)	(27,153,059)	(273,887)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	6,563,224	626,024	180,586,309	112,995,588	15,703,646
Class A	355,654	3,158,513	47,219,049	106,696,234	46,292
Class C	709,273	1,384,010	28,149,721	31,293,622	196,507
Reinvestment of dividends and distributions
Class I	—	174,386	8,808,143	3,746,207	272,247
Class A	—	142,284	9,895,509	12,540,949	237
Class C	—	17,730	4,935,828	3,524,956	1,402
Redemption fee proceeds
Class I	419	3,993	4,788	7,002	—
Class A	202	3,887	3,409	21,079	—
Class C	74	871	1,999	6,770	—
Cost of shares redeemed
Class I	(8,260,488)	(1,638,701)	(85,235,874)	(22,625,132)	(7,812)
Class A	(9,701,510)	(11,517,674)	(112,236,405)	(76,651,579)	(18,841)
Class C	(879,229)	(1,927,403)	(13,911,068)	(6,206,933)	(88)
Net increase (decrease) in net assets from share transactions of beneficial interest	(11,212,381)	(9,572,080)	68,221,408	165,348,763	16,193,590

Total Increase (Decrease) in Net Assets	(10,595,811)	(10,859,588)	18,257,586	178,682,037	15,296,556

Net Assets:
Beginning of year/period	27,550,814	38,410,402	350,300,061	171,618,024	—
End of year/period*	$16,955,003	$27,550,814	$368,557,647	$350,300,061	$15,296,556
* Includes undistributed net investment income (loss) at end of year/period	$466,763	$(187,113)	$3,314,968	$(94,826)	$98,519

(a)	Commenced operations on September 29, 2014.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed Risk	James Alpha Managed Risk
	Domestic Equity Portfolio (a)	Emerging Markets Equity Portfolio (a)

	For the	For the
	Period Ended	Period Ended
	August 31, 2015	August 31, 2015

Operations:
Net investment loss	$(4,069)	$(2,842)
Net realized gain (loss) on investments	4,049	(5,593)
Net change in unrealized depreciation on investments	(126,181)	(90,670)
Net decrease in net assets resulting from operations	(126,201)	(99,105)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	3,523,282	4,167,673
Class A	105,194	89,938
Class C	10	10
Reinvestment of dividends and distributions
Class I	—	—
Class A	—	—
Class C	—	—
Redemption fee proceeds
Class I	232	—
Class A	—	—
Class C	—	—
Cost of shares redeemed
Class I	(52,369)	—
Class A	—	—
Class C	—	—
Net increase in net assets from share transactions of beneficial interest	3,576,349	4,257,621

Total Increase in Net Assets	3,450,148	4,158,516

Net Assets:
Beginning of period	—	—
End of period*	$3,450,148	$4,158,516
* Includes undistributed net investment loss at end of period	$(20)	$—

(a)	Commenced operations on July 31, 2015.

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of eighteen series. These financial statement include the following seventeen series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Global Enhanced Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”), the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are all managed by James Alpha Management (“James Alpha”) and all five are supervised by the Manager. With the exception of the James Alpha Global Enhanced Real Return Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Loomis, Sayles & Co., L.P. serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Loomis, Sayles & Co., L.P. and Oak Associates, Ltd. serve as Advisers to Technology & Communications; Sunnymeath Asset Management, Inc. serves as Adviser to Investment Quality Bond; Fox Asset Management, LLC serves as Adviser to Municipal Bond; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. Armored Wolf, LLC serves as Adviser to James Alpha Global Enhanced Real Return, Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments, and James Alpha Management serves as Adviser to James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio, the James Alpha Global Real Estate Investments Portfolio, and the James Alpha Multi Strategy Alternative Income Portfolio are diversified portfolios. The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are non-diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
James Alpha Global Enhanced Real Return	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The James Alpha Multi Strategy Alternative Income Portfolio commenced operations on September 29, 2014. The James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity Portfolios commenced operations on July 31, 2015.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2015, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$24,817,412	$—	$—	$24,817,412
Short-Term Investments	53,599	—	—	53,599
Collateral for Securities Loaned	—	958,490	—	958,490
Total	$24,871,011	$958,490	$—	$25,829,501

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$38,455,052	$—	$—	$38,455,052
Short-Term Investments	320,816	—	—	320,816
Collateral for Securities Loaned	—	2,178,306	—	2,178,306
Total	$38,775,868	$2,178,306	$—	$40,954,174

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$18,553,814	$—	$—	$18,553,814
Short-Term Investments	342,584	—	—	342,584
Collateral for Securities Loaned	—	726,728	—	726,728
Total	$18,896,398	$726,728	$—	$19,623,126

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$9,490,944	$—	$—	$9,490,944
Short-Term Investments	168,527	—	—	168,527
Collateral for Securities Loaned	—	842,997	—	842,997
Total	$9,659,471	$842,997	$—	$10,502,468

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Agriculture	$103,740	$—	$—	$103,740
Apparel	—	70,862	—	70,862
Auto Manufacturers	—	268,587	—	268,587
Banks	100,064	886,920	—	986,984
Beverages	—	67,603	—	67,603
Building Materials	—	293,720	—	293,720
Chemicals	—	467,201	—	467,201
Commercial Services	—	68,591	—	68,591
Computers	—	71,111	—	71,111
Diversified Financial Services	—	214,895	—	214,895
Electric	—	71,648	—	71,648
Electrical Components & Equipment	—	216,247	—	216,247
Electronics	—	114,676	—	114,676
Engineering & Construction	—	272,339	—	272,339
Food	—	107,077	—	107,077
Hand/Machine Tools	109,804	—	—	109,804
Insurance	—	428,293	—	428,293
Internet	—	65,742	—	65,742
Investment Companies	—	128,449	—	128,449
Machinery-Construction & Mining	—	96,869	—	96,869
Machinery-Diversified	—	70,021	—	70,021
Metal Fabricate/Hardware	63,694	120,688	—	184,382
Mining	—	121,472	—	121,472
Miscellaneous Manufacturing	—	67,349	—	67,349
Office/Business Equipment	—	101,914	—	101,914
Oil & Gas	255,535	361,594	—	617,129
Oil & Gas Services	—	137,290	—	137,290
Pharmaceuticals	—	323,563	—	323,563
Private Equity	—	104,730	—	104,730
Real Estate	—	130,821	—	130,821
REITS	—	70,438	—	70,438
Retail	—	249,828	—	249,828
Software	—	149,273	—	149,273
Telecommunications	—	188,593	—	188,593
Water	—	107,475	—	107,475
Total	$632,837	$6,215,879	$—	$6,848,716

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$24,029,788	$—	$—	$24,029,788
Corporate Bonds & Notes	—	15,741	—	15,741
Short-Term Investments	419,823	—	—	419,823
Collateral for Securities Loaned	—	722,304	—	722,304
Total	$24,449,611	$738,045	$—	$25,187,656

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$39,288,860	$—	$—	$39,288,860
Short-Term Investments	670,056	—	—	670,056
Collateral for Securities Loaned	—	879,976	—	879,976
Total	$39,958,916	$879,976	$—	$40,838,892

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$2,588,247	$117,372	$—	$2,705,619
Short-Term Investments	59,722	—	—	59,722
Total	$2,647,969	$117,372	$—	$2,765,341

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$1,884,108	$16,793	$—	$1,900,901
Short-Term Investments	85,468	—	—	85,468
Total	$1,969,576	$16,793	$—	$1,986,369

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$4,664,266	$—	$4,664,266
Corporate Bonds and Notes	—	4,394,941	—	4,394,941
Short-Term Investments	756,917	—	—	756,917
Total	$756,917	$9,059,207	$—	$9,816,124

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$981,866	$—	$981,866
Short-Term Investments	212,048	—	—	212,048
Total	$212,048	$981,866	$—	$1,193,914

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$14,617,000	$—	$14,617,000
Total	$—	$14,617,000	$—	$14,617,000

James Alpha Global Enhanced Real Return

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$1,816,291	$—	$—	$1,816,291
Corporate Bonds and Notes	—	1,872,087	—	1,872,087
U.S. Government	—	5,009,518	—	5,009,518
Put Options Purchased	6,300	—	—	6,300
Short-Term Investments	7,207,979	—	—	7,207,979
Total	$9,030,570	$6,881,605	$—	$15,912,175

Derivatives	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$85,978	$—	$—	$85,978
Swaps	—	28,170	—	28,170
Forward Contracts	—	114,144	—	114,144
Total	$85,978	$142,314	$—	$228,292
Liabilities
Futures Contracts	$(99,557)	$—	$—	$(99,557)
Swaps	—	(107,918)	—	(107,918)
Forward Contracts	—	(137,105)	—	(137,105)
Total	$(99,557)	$(245,023)	$—	$(344,580)

James Alpha Global Real Estate Investments

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$352,331,219	$12,466,462	$—	$364,797,681
Total	$352,331,219	$12,466,462	$—	$364,797,681

James Alpha Multi Strategy Alternative Income

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$12,558,288	$—	$—	$12,558,288
Exchange Traded Funds	2,804,121	—	—	2,804,121
Short-Term Investments	1,343,932	—	—	1,343,932
Total	$16,706,341	—	—	$16,706,341
Liablities
Common Stock Sold Short	$(1,840,521)	$—	$—	$(1,840,521)
Exchange Traded Funds Sold Short	(900,703)	—	—	(900,703)
Total	$(2,741,224)	$—	$—	$(2,741,224)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

James Alpha Managed Risk Domestic Equity

Assets	Level 1	Level 2	Level 3	Total
Exchanged Traded Funds *	$3,656,895	$—	$—	$3,656,895
Put Options Purchased	199,206	—	—	199,206
Short-Term Investments	519,552	—	—	519,553
Total	$4,375,653	—	—	$4,375,654
Liabilities
Put Options Written	$(113,440)	$—	$—	$(113,440)
Call Options Written	(19,500)			(19,500)
Total	$(132,940)	$—	$—	$(132,940)

James Alpha Managed Risk Emerging Markets Equity

Assets	Level 1	Level 2	Level 3	Total
Exchanged Traded Funds *	$4,395,816	$—	$—	$4,395,816
Put Options Purchased	236,100	—	—	236,100
Short-Term Investments	2,414,524	—	—	2,414,524
Total	$7,046,440	—	—	$7,046,440
Liabilities
Put Options Written	$(129,736)	$—	$—	$(129,736)
Call Options Written	(14,316)			(14,316)
Total	$(144,052)	$—	$—	$(144,052)

The Portfolios did not hold any Level 3 securities during the period.

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

Except as noted there were no transfers between Level 1 and Level 2 during the current period presented. Energy & Basic Materials transferred $117,372 out of Level 1 into Level 2, Financial Services transferred $16,793 out of Level 1 into Level 2 and James Alpha Global Real Estate transferred $12,466,462 out of Level 1 into Level 2. The reason for the transfers out of Level 1 and into Level 2 were due to exchanges being closed in certain countries on August 31, 2015.

*	Refer to the Schedules of Investments for industry or category classifications. The industry or category for common stock labeled as Level 2 and their corresponding Portfolios is as follows:

	Large Capitalization	Large Capitalization	Mid	Small	Health &
	Value	Growth	Capitalization	Capitalization	Biotechnology
Pharmaceuticals	$—	$—	$—	$—	$15,741
U.S. Government	958,490	1,010,478	264,815	—	722,304
Repurchase Agreement	—	1,167,828	461,913	842,997	—

	Technology &	Energy &	Financial	James Alpha Global
	Communications	Basic Materials	Services	Real Estate Investments
Banks	$—	$—	$16,793	$—
Oil & Gas	—	117,372	—	—
United Kingdom	—	—	—	12,466,462
U.S. Government	106,471	—	—	—
Repurchase Agreement	773,505	—	—	—

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Global Enhanced Real Return Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Global Enhanced Real Return Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Global Enhanced Real Return Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Total Assets at
	Inception Date of SPC	August 31, 2015	August 31, 2015
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$1,612,271	9.51%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2015 (for the tax year ended December 31, 2014 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

				Non-Expiring	Non-Expiring
Portfolio	2017	2018	2019	Short-Term	Long-Term	Total
Large Capitalization Value	$—	$—	$—	$—	$—	$—
Large Capitalization Growth	—	—	—	—	—	—
Mid Capitalization	—	—	—	—	—	—
Small Capitalization	—	—	—	—	—	—
International Equity	—	1,801,080	—	—	—	1,801,080
Health & Biotechnology	—	—	—	—	—	—
Technology & Communications	—	—	—	—	—	—
Energy & Basic Materials	—	292,003	—	6,544	—	298,547
Financial Services	546,115	582,779	38,144	—	—	1,167,038
Investment Quality Bond	—	—	—	—	—	—
Municipal Bond	—	—	—	—	—	—
U.S. Government Money Market	—	—	—	—	—	—
James Alpha Global Enhanced Real Return	—	—	—	—	450,749	450,749
James Alpha Global Real Estate Investments	—	—	—	—	—	—
James Alpha Multi Strategy Alternative Income	—	—	—	—	—	—
James Alpha Managed Risk Domestic Equity	—	—	—	—	—	—
James Alpha Managed Risk Emerging Markets Equity	—	—	—	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2012-2014 returns and expected to be taken in the Portfolios’ 2015 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year or period ended August 31, 2015, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily - paid monthly	Annually
Municipal Bond	Daily - paid monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
James Alpha Global Enhanced Real Return	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market. For the James Alpha Global Enhanced Real Return, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 1.20%, 2.00%, 1.20% and 1.20%, respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the year or period ended August 31, 2015, the Manager waived; $11,484 for Financial Services; $13,082 for Municipal Bond and $102,516 for U.S. Government Money Market; Armored Wolf waived $109,273 for James Alpha Global Enhanced Real Return; Ascent Investment Advisors waived for Class C shares and Class I shares $475,732 for James Alpha Global Real Estate Investments; and James Alpha Management waived $80,959, $6,314, and $7,013, respectively for James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of the Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for servicing in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, Armored Wolf, Ascent and James Alpha Management, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Global Enhanced Real Return, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, Armored Wolf, Ascent and James Alpha Management or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year or period ended August 31, 2015, the Distributor waived $726 in fees for the Investment Quality Bond Portfolio, $1,189 in fees for the Municipal Bond Portfolio and $10,380 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the year or period ended August 31, 2015, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$3,040	$217
Large Capitalization Growth	2,867	1,421
Mid Capitalization	826	11
Small Capitalization	11	10
International Equity	514	8
Health & Biotechnology	3,173	134
Technology & Communications	5,190	904
Energy & Basic Materials	103	250
Financial Services	6	—
Investment Quality Bond	712	20
Municipal Bond	—	—
U.S. Government Money Market	—	—
James Alpha Global Enhanced Real Return	298	150
James Alpha Global Real Estate Investments	166,068	10,165
James Alpha Multi Strategy Alternative Income	56	—
James Alpha Managed Risk Domestic Equity	41	—
James Alpha Managed Risk Emerging Markets Equity	22	—

(d) The Trust and the Manager, the Trust and Armored Wolf on behalf of the James Alpha Global Enhanced Real Return Portfolio, the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, and the Trust and James Alpha Management on behalf of the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity and the James Alpha Managed Risk Emerging Markets Equity Portfolios, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and Armored Wolf, Ascent and James Alpha Management are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2015, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90% for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25% and 1.25% for Class A, C and I shares, respectively, of James Alpha Global Enhanced Real Return; 1.99%, 2.67% and 1.49% for Class A, C and I shares, respectively, of James Alpha Global Real Estate Investments; 2.75%, 3.50% and 2.50% for Class A, C and I shares, respectively, of James Alpha Multi Strategy Alternative Income; 2.45%, 3.20% and 1.99% for Class A, C and I shares, respectively, of James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity. Under the terms of the Expense Agreement, expenses borne by the Manager, Armored Wolf, Ascent or James Alpha Management are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice. The Expense Agreement with Armored Wolf, Ascent and James Alpha Management shall continue through December 31, 2015. For the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses in the amount of $13,370 for the International Equity Portfolio and $1,484 for the Energy & Basic Materials Portfolio.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2016		8/31/2017		8/31/2018
Financial Services	43,133		15,626		11,484
Municipal Bond	13,073		10,268		13,082
U.S. Government Money Market	86,744		90,381		102,516
James Alpha Global Enhanced Real Return	234,861		246,983		109,273
James Alpha Global Real Estate Investments	8,284	*	235,873	**	475,732	**
James Alpha Multi Strategy Alternative Income	—		—		80,959
James Alpha Managed Risk Domestic Equity	—		—		6,314
James Alpha Managed Risk Emerging Markets Equity	—		—		7,013

*	The available waived expenses subject to potential recovery for Class I shares.

**	The available waived expenses subject to potential recovery for Class C and Class I Shares.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year or period ended August 31, 2015, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $28,372; Large Capitalization Growth, $1,106; Health & Biotechnology, $533; Technology & Communications, $3,662; Energy & Basic Materials, $1,072; and Financial Services, $32. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS

(a)	For the year or period ended August 31, 2015, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Large Capitalization Value	$28,427,903	$31,407,202
Large Capitalization Growth	12,408,053	10,039,392
Mid Capitalization	7,166,640	7,705,241
Small Capitalization	13,975,128	16,420,177
International Equity	9,793,936	9,494,086
Health & Biotechnology	3,578,928	3,641,934
Technology & Communications	13,629,695	21,418,768
Energy & Basic Materials	4,474,641	4,869,203
Financial Services	503,937	363,483
Investment Quality Bond	7,021,488	6,136,831
Municipal Bond	—	219,945
James Alpha Global Enhanced Real Return	13,539,135	30,468,735
James Alpha Global Real Estate Investments	748,411,875	682,198,240
James Alpha Multi Strategy Alternative Income	33,973,862	17,194,331
James Alpha Managed Risk Domestic Equity	3,814,806	—
James Alpha Managed Risk Emerging Markets Equity	4,508,097	—

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

At August 31, 2015, the James Alpha Global Enhanced Real Return Portfolio had the following open forward currency exchange contracts:

	Foreign Currency						Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy
9/3/2015	19,000,000	INR	Merrill Lynch	$297,107	USD	$285,596	$(11,511)
9/3/2015	6,100,000,000	IDR	J.P. Morgan Chase	449,853	USD	432,918	(16,935)
9/3/2015	1,900,000	RUB	Merrill Lynch	29,895	USD	28,449	(1,446)
9/16/2015	500,000	EUR	Merrill Lynch	554,750	USD	560,317	5,567
9/16/2015	500,000	EUR	Merrill Lynch	564,225	USD	560,317	(3,908)
9/16/2015	200,000	EUR	Barclays	224,710	USD	224,127	(583)
9/16/2015	500,000	NZD	Merrill Lynch	333,350	USD	316,355	(16,995)
9/17/2015	8,000,000	MXN	Merrill Lynch	493,097	USD	476,745	(16,352)
				Total Buys			$(62,163)

	Foreign Currency						Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Sell:
9/2/2015	40,000	CAD	Merrill Lynch	30,485	USD	30,102	383
9/3/2015	40,000	GBP	Merrill Lynch	62,435	USD	61,491	944
9/3/2015	700,000	CZK	Merrill Lynch	28,397	USD	29,014	(617)
9/3/2015	90,000	EUR	Merrill Lynch	98,636	USD	100,840	(2,204)
9/3/2015	200,000	ILS	Merrill Lynch	52,812	USD	50,854	1,958
9/3/2015	7,000,000	JPY	Merrill Lynch	56,498	USD	57,764	(1,266)
9/3/2015	1,000,000	MXN	Merrill Lynch	61,775	USD	59,654	2,121
9/3/2015	80,000	SGD	Merrill Lynch	58,020	USD	56,692	1,328
9/3/2015	70,000,000	KRW	Merrill Lynch	60,174	USD	59,165	1,009
9/3/2015	300,000	SEK	Merrill Lynch	34,695	USD	35,367	(672)
9/3/2015	1,900,000	TWD	J.P. Morgan Chase	60,069	USD	58,164	1,905
9/8/2015	400,000	CNY	Merrill Lynch	65,315	USD	62,567	2,748
9/16/2015	1,100,000	EUR	J.P. Morgan Chase	1,170,142	USD	1,232,698	(62,556)
9/16/2015	500,000	EUR	Merrill Lynch	563,610	USD	560,317	3,293
9/16/2015	200,000	EUR	Barclays	225,420	USD	224,127	1,293
9/16/2015	500,000	EUR	Merrill Lynch	558,257	USD	560,317	(2,060)
9/16/2015	57,000,000	JPY	J.P. Morgan Chase	471,667	USD	470,483	1,184
9/16/2015	500,000	NZD	Merrill Lynch	347,190	USD	316,355	30,835
9/16/2015	2,800,000	ZAR	J.P. Morgan Chase	222,069	USD	210,647	11,422
9/17/2015	2,000,000	MXN	J.P. Morgan Chase	128,870	USD	119,186	9,684
9/17/2015	8,000,000	MXN	Merrill Lynch	515,215	USD	476,745	38,470
				Total Sells			$39,202

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at August 31, 2015, were as follows:

			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha Global Enhanced Real Return
	Options
		Foreign Exchange	Investments, at value	$6,300
	Futures Contracts
		Commodity	Unrealized appreciation on futures	$10,312
			Unrealized depreciation on futures	(89,750)
		Equity	Unrealized appreciation on futures	45,118
		Interest Rate	Unrealized appreciation on futures	30,548
			Unrealized depreciation on futures	(9,807)
			Totals	$(13,579)
	Swap Contracts
		Commodity	Unrealized appreciation on swaps	$28,170
			Unrealized depreciation on swaps	(62,463)
		Interest Rate	Unrealized depreciation on swaps	(45,455)
			Totals	$(79,748)
	Forward Contracts
		Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$114,144
			Unrealized depreciation on forward currency exchange contracts	(137,105)
			Totals	$(22,961)
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$199,206
	Put options written	Equity	Options written	(113,440)
	Call options written	Equity	Options written	(19,500)
			Totals	$66,266
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$236,100
	Put options written	Equity	Options written	(129,736)
	Call options written	Equity	Options written	(14,316)
			Totals	$92,048

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

The effect of derivative instruments on the Statements of Operations for the year or period ended August 31, 2015, were as follows:

James Alpha Global Enhanced Real Return
Options
	Net change in unrealized appreciation from Investments
	Foreign Exchange	$(11,850)
Futures Contracts
	Net realized gain(loss) on futures contracts
	Commodity	$164,390
	Equity	(125,146)
	Foreign Exchange	(25,396)
	Interest Rate	(145,734)
	Totals	$(131,886)
	Net change in unrealized appreciation (depreciation) from futures
	Commodity	(77,078)
	Equity	191,413
	Interest Rate	91,241
	Totals	$205,576
Swaps Contracts
	Net realized loss on swaps
	Commodity	$(3,447)
	Equity	(18,152)
	Interest Rate	(98,691)
	Totals	$(120,290)
	Net change in unrealized appreciation (depreciation) from swaps
	Commodity	$(57,821)
	Equity	(927)
	Interest Rate	30,046
	Totals	$(28,702)
Forward Contracts
	Net realized gain on forward contracts
	Foreign Exchange	$923,528
	Net change in unrealized on forward contracts
	Foreign Exchange	(209,634)
	Totals	$713,894
James Alpha Multi Strategy Alternative Income
Options
	Net realized gain on options written
	Equity	$838
	Net realized loss on purchased options
	Equity	(2,002)
	Totals	$(1,164)
James Alpha Managed Risk Domestic Equity
Options
	Net realized gain on options written
	Equity	$4,049
	Net change in unrealized appreciation on options purchased
	Equity	105,211
	Net change in unrealized appreciation on options written
	Equity	(73,481)
	Totals	$35,779
James Alpha Managed Risk Emerging Markets Equity
Options
	Net realized loss on options purchased
	Equity	$(7,950)
	Net realized gain on options written
	Equity	2,357
	Net change in unrealized appreciation on options purchased
	Equity	72,283
	Net change in unrealized appreciation on options written
	Equity	(50,672)
	Totals	$16,018

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

The number of option contracts written and the premiums received by the fund during the period ended August 31, 2015, were as follows:

James Alpha Multi Strategy
Alternative Income
Call Options
	Number of	Option
	Options	Premiums
Options outstanding beginning of period	—	$—
Options written	22	839
Options closed	—	—
Options exercised	—	—
Options expired	(22)	(839)
Options outstanding end of period	—	$—

	James Alpha Managed Risk Domestic Equity
	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding beginning of period	—	$—	—	$—
Options written	222	44,403	300	54,349
Options closed	—	—	(150)	(39,293)
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options outstanding end of period	222	$44,403	150	$15,056

	James Alpha Managed Risk Emerging Markets Equity
	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding beginning of period	—	$—	—	$—
Options written	1,459	84,999	898	32,481
Options closed	(24)	(1,363)	(684)	(22,737)
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options outstanding end of period	1,435	$83,636	214	$9,744

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

The following table presents the Portfolios’ liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2015.

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts
	Recognized in
	(Consolidated)	Financial		Cash
	Statements of Assets and	Instruments		Collateral		Net Amount
	Liabilities	Pledged		Pledged		of Assets
Large Capitalization Value
Description of Liability
Securities Loaned	$958,490	$958,490		$—		$—
Large Capitalization Growth
Description of Liability
Securities Loaned	$2,178,306	$2,178,306		$—		$—
Mid Capitalization
Description of Liability
Securities Loaned	$726,728	$726,728		$—		$—
Small Capitalization
Description of Liability
Securities Loaned	$842,997	$842,997		$—		$—
Health & Biotechnology
Description of Liability
Securities Loaned	$722,304	$722,304		$—		$—
Technology & Communications
Description of Liability
Securities Loaned	$879,976	$879,976		$—		$—
James Alpha Global Enhanced Real Return
Description of Asset
Unrealized appreciation on futures	$85,978	$(85,978)		$—		$—
Unrealized appreciation on swaps	28,170	(28,170)		—		—
Total	$114,148	$(114,148)		$—		$—
Description of Liability
Unrealized depreciation on futures	$99,557	$85,978		$13,579	(1)	$—
Unrealized depreciation on swaps	107,918	28,170		79,748	(1)	—
Total	$207,475	$114,148		$93,327		$—

James Alpha Multi Strategy Alternative Income
Description of Liability
Securities Sold Short	$2,741,224	$2,741,224	(1)	$—		$—

James Alpha Managed Risk Domestic Equity
Description of Liablilty
Put Options Written	$113,440	$113,440	(1)	$—		$—
Call Options Written	19,500	19,500	(1)	—		—
Total	$132,940	$132,940		$—		$—
James Alpha Managed Risk Emerging Markets Equity
Description of Liability
Put Options Written	$129,736	$129,736	(1)	$—		$—
Call Options Written	14,316	14,316	(1)	—		—
Total	$144,052	$144,052		$—		$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Large Capitalization Value
Issued	251,406	220,605	19,902	8,570	50,914	7,761
Redeemed	(427,495)	(167,124)	(4,785)	(5,210)	(36,756)	(3,932)
Reinvested from Dividends	—	3,144	—	6	—	—
Net Increase (Decrease) in Shares	(176,089)	56,625	15,117	3,366	14,158	3,829
Large Capitalization Growth
Issued	340,818	231,915	47,580	69,831	87,978	51,170
Redeemed	(252,374)	(196,124)	(86,371)	(15,498)	(53,422)	(12,995)
Reinvested from Dividends	49,932	33,767	2,955	1,817	7,265	3,308
Net Increase (Decrease) in Shares	138,376	69,558	(35,836)	56,150	41,821	41,483
Mid Capitalization
Issued	256,523	164,902	26,264	3,923	62,601	3,917
Redeemed	(315,943)	(149,673)	(40,472)	(32,493)	(21,242)	(2,456)
Reinvested from Dividends	143,763	88,575	36,487	25,608	8,252	3,591
Net Increase (Decrease) in Shares	84,343	103,804	22,279	(2,962)	49,611	5,052
Small Capitalization
Issued	192,783	143,293	989	277	52,571	4,147
Redeemed	(447,736)	(151,747)	(1,871)	(2,362)	(48,857)	(3,766)
Reinvested from Dividends	37,701	160,724	51	567	2,915	9,867
Net Increase (Decrease) in Shares	(217,252)	152,270	(831)	(1,518)	6,629	10,248
International Equity
Issued	177,670	120,856	6,264	222	30,047	4,350
Redeemed	(194,622)	(75,729)	(765)	(1,453)	(18,525)	(1,021)
Reinvested from Dividends	3,403	13,669	—	37	—	202
Net Increase (Decrease) in Shares	(13,549)	58,796	5,499	(1,194)	11,522	3,531
Health & Biotechnology
Issued	49,724	47,663	47,912	24,724	11,368	5,215
Redeemed	(69,196)	(49,802)	(32,152)	(37,371)	(13,085)	(13,040)
Reinvested from Dividends	31,120	19,165	21,438	13,431	7,868	4,666
Net Increase (Decrease) in Shares	11,648	17,026	37,198	784	6,151	(3,159)
Technology & Communications
Issued	261,771	98,178	96,587	165,509	58,435	74,718
Redeemed	(437,353)	(513,822)	(401,239)	(598,436)	(103,437)	(89,094)
Reinvested from Dividends	140,198	62,820	153,551	69,110	74,690	22,683
Net Increase (Decrease) in Shares	(35,384)	(352,824)	(151,101)	(363,817)	29,688	8,307
Energy & Basic Materials
Issued	46,913	41,235	8,675	1,562	13,324	626
Redeemed	(59,477)	(29,701)	(20,665)	(16,423)	(11,795)	(8,217)
Net Increase (Decrease) in Shares	(12,564)	11,534	(11,990)	(14,861)	1,529	(7,591)
Financial Services
Issued	58,656	33,076	1,297	1,475	12,374	478
Redeemed	(42,219)	(27,598)	(1,604)	(8,036)	(3,904)	(24)
Net Increase (Decrease) in Shares	16,437	5,478	(307)	(6,561)	8,470	454
Investment Quality Bond
Issued	317,310	249,616	10,470	19,829	25,713	13,556
Redeemed	(230,347)	(173,442)	(12,489)	(24,044)	(19,049)	(12,305)
Reinvested from Dividends	14,046	12,833	121	109	297	264
Net Increase (Decrease) in Shares	101,009	89,007	(1,898)	(4,106)	6,961	1,515
Municipal Bond
Issued	14,596	9,889	—	—	11,979	394
Redeemed	(28,309)	(19,118)	(3,850)	(9,673)	—	—
Reinvested from Dividends	1,112	3,480	—	1	124	446
Net Increase (Decrease) in Shares	(12,601)	(5,749)	(3,850)	(9,672)	12,103	840
U.S. Government Money Market
Issued	15,716,131	6,294,351	1,277,517	338,335	3,885,915	55,051
Redeemed	(13,931,151)	(5,714,630)	(1,246,130)	(257,726)	(2,522,237)	(73,750)
Reinvested from Dividends	1,071	1,021	35	23	89	25
Net Increase (Decrease) in Shares	1,786,051	580,742	31,422	80,632	1,363,767	(18,674)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
James Alpha Global Enhanced Real Return
Issued	639,183	62,342	34,824	316,268	71,186	139,682
Redeemed	(822,876)	(163,233)	(974,005)	(1,159,585)	(89,553)	(197,910)
Reinvested from Dividends	—	17,456	—	14,271	—	1,794
Net Decrease in Shares	(183,693)	(83,435)	(939,181)	(829,046)	(18,367)	(56,434)

James Alpha Global Real Estate Investments
Issued	8,664,065	5,364,027	2,312,603	5,130,924	1,368,969	1,488,053
Redeemed	(4,164,136)	(1,077,970)	(5,487,306)	(3,688,818)	(684,187)	(296,404)
Reinvested from Dividends	429,155	181,795	493,131	613,587	243,581	171,725
Net Increase (Decrease) in Shares	4,929,084	4,467,852	(2,681,572)	2,055,693	928,363	1,363,374

	For the Period Ended		For the Period Ended		For the Period Ended
	August 31, 2015 *		August 31, 2015 *		August 31, 2015 *
James Alpha Multi Strategy Alternative Income
Issued	1,572,173		4,606		19,285
Redeemed	(815)		(1,998)		(9)
Reinvested from Dividends	27,015		23		139
Net Increase in Shares	1,598,373		2,631		19,415

	For the Period Ended		For the Period Ended		For the Period Ended
	August 31, 2015 **		August 31, 2015 **		August 31, 2015 **
James Alpha Managed Risk Domestic Equity
Issued	354,950		10,518		1
Redeemed	(5,429)		—		—
Reinvested from Dividends	—		—		—
Net Increase in Shares	349,521		10,518		1

	For the Period Ended		For the Period Ended		For the Period Ended
	August 31, 2015 **		August 31, 2015 **		August 31, 2015 **
James Alpha Managed Risk Emerging Markets Equity
Issued	432,664		9,255		1
Redeemed	—		—		—
Reinvested from Dividends	—		—		—
Net Increase in Shares	432,664		9,255		1

*	Commenced Operations on September 29, 2014.

**	Commenced Operations on July 31, 2015.

5.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

At August 31, 2015, the following portfolios loaned securities and received cash collateral for the loan. This cash was invested in a combination of U.S Government securities and repurchase agreements as shown in the Schedules of Investments.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Value	$939,663	$958,490
Large Capitalization Growth	2,127,145	2,178,306
Mid Capitalization	710,956	726,728
Small Capitalization	821,669	842,997
Health & Biotechnology	707,506	722,304
Technology & Communications	858,240	879,976

At August 31, 2015, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	5.59%
Large Capitalization Growth	0.40%
Mid Capitalization	1.10%
Small Capitalization	0.54%
Health & Biotechnology	0.13%
Technology & Communications	1.36%
Investment Quality Bond	0.56%

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2015, (for the period ended December 31, 2014, for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$—	$—	$—	$—
Large Capitalization Growth	54,761	—	1,744,725	1,799,486
Mid Capitalization	79,667	—	2,475,565	2,555,232
Small Capitalization	—	—	401,134	401,134
International Equity	35,074	—	—	35,074
Health & Biotechnology	—	—	1,973,223	1,973,223
Technology & Communications	866,987	—	5,571,943	6,438,930
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	82,956	—	67,610	150,566
Municipal Bond	35	5,771	6,648	12,454
U.S. Government Money Market	1,230	—	—	1,230
James Alpha Global Enhanced Real Return	—	—	—	—
James Alpha Global Real Estate Investments	29,864,045	—	1,095,863	30,959,908
James Alpha Multi Strategy Alternative Income	273,887	—	—	273,887
James Alpha Managed Risk Domestic Equity	—	—	—	—
James Alpha Managed Risk Emerging Markets Equity	—	—	—	—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

The tax character of dividends paid during the period ended August 31, 2014, (for the period ended December 31, 2013, for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$64,409	$—	$—	$64,409
Large Capitalization Growth	69,999	—	941,008	1,011,007
Mid Capitalization	348,235	—	1,306,498	1,654,733
Small Capitalization	25,630	—	1,673,025	1,698,655
International Equity	159,426	—	—	159,426
Health & Biotechnology	—	—	1,101,985	1,101,985
Technology & Communications	—	—	2,791,461	2,791,461
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	82,761	—	55,165	137,926
Municipal Bond	38	9,107	31,110	40,255
U.S. Government Money Market	1,089	—	—	1,089
James Alpha Global Enhanced Real Return	370,279	—	—	370,279
James Alpha Global Real Estate Investments	20,311,392	—	175,128	20,486,520

Permanent book and tax differences, primarily attributable to net operating losses, reclassification of Fund distributions, foreign currency exchange gains (losses), return of capital on corporations, real estate investment trusts, partnerships, swap gains (losses) and adjustments for passive foreign investment companies, resulted in reclassification for the tax year ended August 31, 2015 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2014 reclassifications for permanent book and tax differences have been adjusted for August 31, 2015 activity) as follows:

		Undistributed Net	Accumulated Net Realized Gain
		Investment Income	(Loss) Investments and Foreign
Portfolio	Paid in Capital	(Loss)	Currency Transactions
Large Capitalization Value	$—	$(28,502)	$28,502
Large Capitalization Growth	—	(42,384)	42,384
Mid Capitalization	—	43,057	(43,057)
Small Capitalization	(37,261)	37,261	—
International Equity	—	1,758	(1,758)
Health & Biotechnology	—	111,253	(111,253)
Technology & Communications	—	221,244	(221,244)
Energy & Basic Materials	(56,149)	55,664	485
Financial Services	(22,347)	22,303	44
Investment Quality Bond	—	—	—
Municipal Bond	—	—	—
U.S. Government Money Market	(8)	8	—
James Alpha Global Enhanced Real Return	52,607	742,777	(795,384)
James Alpha Global Real Estate Investments	—	2,670,372	(2,670,372)
James Alpha Multi Strategy Alternative Income	—	84,087	(84,087)
James Alpha Managed Risk Domestic Equity	—	4,049	(4,049)
James Alpha Managed Risk Emerging Markets Equity	—	2,842	(2,842)

Net assets were unaffected by the above reclassifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2015 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2014 components of distributable earnings have been adjusted for August 31, 2015 activity), the components of distributable earnings on a tax basis were as follows:

							Total
	Undistributed		Post October Loss			Unrealized	Accumulated
	Ordinary	Undistributed Long-	and Late Year	Capital Loss	Other Book/Tax	Appreciation	Earnings
Portfolio	Income	Term Capital Gains	Loss	Carry Forwards	Differences	(Depreciation)	(Deficits)
Large Capitalization Value	$—	$505,647	$(3,376)	$—	$—	$(692,585)	$(190,314)
Large Capitalization Growth	—	508,110	—	—	—	7,947,714	8,455,824
Mid Capitalization	—	627,071	—	—	—	4,245,467	4,872,538
Small Capitalization	—	3,424,560	(32,359)	—	—	(604,753)	2,787,448
International Equity	9,283	—	(466,868)	(1,801,080)	—	(836,661)	(3,095,326)
Health & Biotechnology	—	2,217,774	(347)	—	—	8,358,196	10,575,623
Technology & Communications	—	4,654,147	(49,716)	—	—	11,611,842	16,216,273
Energy & Basic Materials	—	—	(397,172)	(298,547)	—	(485,439)	(1,181,158)
Financial Services	—	—	(15,379)	(1,167,038)	—	528,973	(653,444)
Investment Quality Bond	9,079	85,429	—	—	(956)	105,236	198,788
Municipal Bond	28	2,679	—	—	(28)	34,933	37,612
U.S. Government Money Market	—	—	—	—	(5)	—	(5)
James Alpha Global Enhanced Real Return	373,571	—	—	(450,749)	(651,725)	49,904	(678,999)
James Alpha Global Real Estate Investments	11,402,968	—	—	—	—	(64,070,137)	(52,667,169)
James Alpha Multi Strategy Alternative Income	82,050	5,769	—	—	(1,763)	(983,090)	(897,034)
James Alpha Managed Risk Domestic Equity	—	—	(20)	—	—	(126,181)	(126,201)
James Alpha Managed Risk Emerging Markets Equity	4,069	—	—	—	(7,200)	(95,974)	(99,105)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts and C Corporations. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31, within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Large Capitalization Value	$3,376
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	32,359
International Equity	—
Health & Biotechnology	347
Technology & Communications	49,716
Energy & Basic Materials	27,847
Financial Services	15,379
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
James Alpha Global Enhanced Real Return	—
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	—
James Alpha Managed Risk Domestic Equity	20
James Alpha Managed Risk Emerging Markets Equity	—

Capital losses incurred after October 31, within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The International Equity Portfolio and the Energy & Basic Portfolio incurred and elected to defer such capital losses in the amount of $466,868 and $369,325 respectively.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year or Period Ended August 31, 2015 (Continued)

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the James Alpha Managed Risk Domestic Equity Portfolio may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on SPDR’s website www.spdrs.com or the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of August 31, 2015, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 106.0%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio may be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on iShares website www.ishares.com or the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of August 31, 2015, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 105.7%.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of August 31, 2015, Denis Nayden owns 94.37% of the James Alpha Multi Strategy Alternative Income Portfolio.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

At a meeting held on October 29, 2015, the Board of Trustees approved Smith Asset Management, Inc., to replace Loomis, Sayles & Co., L.P. as the Adviser of the Large Capitalization Growth, Energy & Basic Materials and Financial Services Portfolios. Oak Associates will be sole Adviser of the Technology and Communications Portfolio. James Alpha Management LLC will replace Armored Wolf LLC as the Adviser of the James Alpha Global Enhanced Real Return Portfolio.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Large Cap Value Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	August 31,		August 31,	August 31,		August 31,	August 31,
	2015		2014	2013		2012	2011
Net Asset Value, Beginning of Year	$22.17		$16.38	$13.23		$11.83	$10.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.00	) **	(0.06)	0.02		(0.02)	(0.10)
Net realized and unrealized gain (loss)	(1.02)		5.87	3.13		1.42	1.76
Total from investment operations	(1.02)		5.81	3.15		1.40	1.66
Dividends and Distributions:
Dividends from net investment income	—		(0.02)	—		—	—
Distributions from realized gains	—		—	—		—	—
Total dividends and distributions	—		(0.02)	—		—	—

Redemption Fees	—		— **	—		— **	— **

Net Asset Value, End of year	$21.15		$22.17	$16.38		$13.23	$11.83
Total Return*	(4.60)%		35.46%	23.81%		11.83%	16.32%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$522		$212	$101		$38	$88
Ratio of gross operating expenses to average net assets (2)	1.59%		1.61%	1.71%		1.98%	2.02%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.01)%		(0.31)%	0.10%		(0.13)%	(0.81)%
Portfolio Turnover Rate	101%		104%	73%		66%	109%

	Large Cap Growth Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	August 31,		August 31,	August 31,		August 31,	August 31,
	2015		2014	2013		2012	2011
Net Asset Value, Beginning of Year	$25.63		$21.40	$17.84		$17.90	$14.04
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)		(0.02)	(0.00	) **	(0.03)	(0.24)
Net realized and unrealized gain (loss)	1.88		5.06	3.83		2.32	4.10
Total from investment operations	1.84		5.04	3.83		2.29	3.86
Dividends and Distributions:
Dividends from net investment income	—		(0.03)	—		—	—
Distributions from realized gains	(1.34)		(0.78)	(0.27)		(2.35)	—
Total dividends and distributions	(1.34)		(0.81)	(0.27)		(2.35)	—

Redemption Fees	—	**	— **	—	**	— **	— **

Net Asset Value, End of Year	$26.13		$25.63	$21.40		$17.84	$17.90
Total Return*	7.20%		23.86%	21.71%		14.50%	27.49%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$1,959		$2,840	$1,170		$186	$173
Ratio of gross operating expenses to average net assets (3)	1.55%		1.59%	1.66%		1.98%	1.89%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.17)%		(0.09)%	(0.02)%		(0.19)%	(1.37)%
Portfolio Turnover Rate	27%		14%	21%		16%	163%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.59%	1.52%	1.62%	1.85%	1.85%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.55%	1.59%	1.66%	1.98%	1.88%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$14.51	$12.91	$9.94	$9.10	$7.56
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)	(0.13)	(0.05)	(0.04)	(0.10)
Net realized and unrealized gain (loss)	0.60	3.22	3.02	0.88	1.64
Total from investment operations	0.53	3.09	2.97	0.84	1.54
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(2.11)	(1.49)	—	—	—
Total dividends and distributions	(2.11)	(1.49)	—	—	—

Redemption Fees	— **	—	—	— **	— **

Net Asset Value, End of Year	$12.93	$14.51	$12.91	$9.94	$9.10
Total Return*	4.08%	25.32%	29.88%	9.23%	20.37%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$3,360	$3,448	$3,106	$2,664	$2,670
Ratio of gross operating expenses to average net assets (2)	1.81%	1.87%	2.04%	2.35%	2.24%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.52)%	(0.93)%	(0.45)%	(0.42)%	(0.99)%
Portfolio Turnover Rate	38%	57%	57%	60%	93%

	Small Cap Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.73	$9.70	$8.07	$7.66	$6.72
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)	(0.06)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(0.78)	1.59	1.68	0.82	0.98
Total from investment operations	(0.85)	1.53	1.63	0.77	0.94
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(0.30)	(1.50)	—	(0.36)	—
Total dividends and distributions	(0.30)	(1.50)	—	(0.36)	—

Redemption Fees	—	—	—	— **	— **

Net Asset Value, End of Year	$8.58	$9.73	$9.70	$8.07	$7.66
Total Return*	(8.98)%	16.59%	20.20%	10.36%	13.99%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$11	$21	$36	$9	$29
Ratio of gross operating expenses to average net assets (3)	1.72%	1.76%	1.97%	2.11%	2.14%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.71)%	(0.66)%	(0.52)%	(0.69)	(0.50)%
Portfolio Turnover Rate	117%	32%	50%	39%	31%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.81%	1.87%	2.04%	2.34%	2.24%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

1.72%	1.76%	1.97%	2.11%	2.13%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	International Equity Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.41		$10.45	$9.13	$10.04	$9.64
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)		(0.03)	— **	0.05	0.05
Net realized and unrealized gain (loss)	(1.74)		1.19	1.42	(0.85)	0.41
Total from investment operations	(1.80)		1.16	1.42	(0.80)	0.46
Dividends and Distributions:
Dividends from net investment income	—		(0.20)	(0.10)	(0.11)	(0.06)
Distributions from realized gains	—		—	—	—	—
Total dividends and distributions	—		(0.20)	(0.10)	(0.11)	(0.06)

Redemption Fees	—		—	—	— **	— **

Net Asset Value, End of Year	$9.61		$11.41	$10.45	$9.13	$10.04
Total Return*	(15.78)%		11.18%	15.63%	(7.98)%	4.75%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$67		$17	$28	$8	$27
Ratio of gross operating expenses to average net assets (2)	2.68	% (3)	2.78%	3.49%	2.97%	3.14%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.61)%		(0.23)%	0.02%	0.53%	0.47%
Portfolio Turnover Rate	126%		125%	122%	50%	43%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$30.22		$25.12	$20.12	$18.32	$14.60
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)		(0.16)	(0.12)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	3.47		6.84	5.12	1.92	3.86
Total from investment operations	3.33		6.68	5.00	1.80	3.72
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—
Distributions from realized gains	(2.72)		(1.58)	—	—	—
Total dividends and distributions	(2.72)		(1.58)	—	—	—

Redemption Fees	—	**	— **	—	— **	— **

Net Asset Value, End of Year	$30.83		$30.22	$25.12	$20.12	$18.32
Total Return*	11.23%		27.47%	24.85%	9.83%	25.48%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$9,240		$7,936	$6,577	$5,757	$5,435
Ratio of gross operating expenses to average net assets (4)	2.22%		2.38%	2.60%	2.67%	2.74%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.43)%		(0.55)%	(0.53)%	(0.62)%	(0.82)%
Portfolio Turnover Rate	15%		14%	6%	18%	8%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

3.26%	2.78%	3.30%	2.95%	3.11%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.68% for the year ending August 31, 2015.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology

2.22%	2.37%	2.60%	2.66%	2.73%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Technology & Communications Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.19		$15.63	$13.88	$12.61	$10.34
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)		(0.18)	(0.11)	(0.19)	(0.31)
Net realized and unrealized gain (loss)	0.56		3.62	1.96	2.06	2.58
Total from investment operations	0.45		3.44	1.85	1.87	2.27
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—
Distributions from realized gains	(2.53)		(0.88)	(0.10)	(0.60)	—
Total dividends and distributions	(2.53)		(0.88)	(0.10)	(0.60)	—

Redemption Fees	—	**	— **	— **	— **	—	**

Net Asset Value, End of Year	$16.11		$18.19	$15.63	$13.88	$12.61
Total Return*	2.29%		22.55%	13.40%	15.77%	21.95%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$15,088		$19,787	$22,680	$24,173	$30,920
Ratio of gross operating expenses to average net assets (2)	2.20%		2.27%	2.30%	2.60%	2.67	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.65)%		(1.03)%	(0.75)%	(1.48)%	(2.20)%
Portfolio Turnover Rate	31%		25%	33%	25%	603%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$17.18		$14.78	$12.84	$13.75	$10.68
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)		(0.25)	(0.18)	(0.13)	(0.31)
Net realized and unrealized gain (loss)	(6.02)		2.65	2.12	(0.78)	3.38
Total from investment operations	(6.20)		2.40	1.94	(0.91)	3.07
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—
Distributions from realized gains	—		—	—	—	—
Total dividends and distributions	—		—	—	—	—

Redemption Fees	—		— **	—	— **	—	**

Net Asset Value, End of Year	$10.98		$17.18	$14.78	$12.84	$13.75
Total Return*	(36.09)%		16.24%	15.11%	(6.62)%	28.75%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$581		$1,115	$1,179	$1,141	$1,802
Ratio of gross operating expenses to average net assets (4)	3.26	% (5)	3.04%	3.43%	3.23%	3.08	% (5)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.34)%		(1.55)%	(1.33)%	(0.91)%	(2.12)%
Portfolio Turnover Rate	129%		114%	30%	46%	56%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communication Portfolio:

2.20%	2.25%	2.28%	2.58%	2.66%

(3)	During the year ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.59% for the year ending August 31, 2011.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials

3.30%	3.03%	3.40%	3.21%	3.06%

(5)	During the years ended August 31, 2015 and August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.26% for the year ending August 31, 2015 and 2.93% for the year ending August 31, 2011.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$8.46	$7.29	$5.90	$5.41	$5.41
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	(0.13)	(0.09)	(0.06)	(0.11)
Net realized and unrealized gain (loss)	(0.16)	1.30	1.48	0.55	0.11
Total from investment operations	(0.30)	1.17	1.39	0.49	—
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—

Redemption Fees	—	—	—	— **	— **

Net Asset Value, End of Year	$8.16	$8.46	$7.29	$5.90	$5.41
Total Return*	(3.55)%	16.05%	23.56%	9.06%	0.00%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$126	$133	$162	$161	$219
Ratio of gross operating expenses to average net assets (2)	4.00%	4.30%	6.05%	4.41%	4.61%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.62)%	(1.57)%	(1.28)%	(1.05)%	(1.84)%
Portfolio Turnover Rate	20%	18%	19%	33%	56%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.83	$9.80	$10.23	$10.25	$10.54
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.05	0.07	0.09	0.14	0.22
Net realized and unrealized gain (loss)	(0.11)	0.10	(0.29)	0.14	(0.11)
Total from investment operations	(0.06)	0.17	(0.20)	0.28	0.11
Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.09)	(0.14)	(0.22)
Distributions from realized gains	(0.07)	(0.07)	(0.14)	(0.16)	(0.18)
Total dividends and distributions	(0.12)	(0.14)	(0.23)	(0.30)	(0.40)

Redemption Fees	—	—	—	— **	— **

Net Asset Value, End of Year	$9.65	$9.83	$9.80	$10.23	$10.25
Total Return*	(0.59)%	1.70%	(2.01)%	2.33%	1.14%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$80	$100	$140	$65	$103
Ratio of gross operating expenses to average net assets (3)	1.71%	1.76%	1.86%	1.95%	1.92%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.51%	0.68%	0.87%	1.38%	2.18%
Portfolio Turnover Rate	68%	42%	24%	43%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

3.40%	3.40%	3.40%	3.39%	3.39%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond

1.71%	1.76%	1.86%	1.95%	1.92%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$9.80		$9.80		$10.18		$9.94		$10.06
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02		0.04		0.05		0.04		0.08
Net realized and unrealized gain (loss)	(0.07)		0.23		(0.37)		0.24		(0.11)
Total from investment operations	(0.05)		0.27		(0.32)		0.28		(0.03)
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.04)		(0.06)		(0.04)		(0.09)
Distributions from realized gains	(0.05)		(0.23)		—		—		—
Total dividends and distributions	(0.07)		(0.27)		(0.06)		(0.04)		(0.09)

Redemption Fees	—		—		—		—	**	—	**

Net Asset Value, End of Year	$9.68		$9.80		$9.80		$10.18		$9.94
Total Return*	(0.46)%		2.79%		(3.18)%		2.83%		(0.32)%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$10		$48		$143		$315		$260
Ratio of gross operating expenses to average net assets (2)	3.30%		3.10%		2.76%		2.48%		2.00%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.25%		0.41%		0.54%		0.41%		0.84%
Portfolio Turnover Rate	0%		21%		0%		13%		31%

	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$245		$214		$133		$315		$129
Ratio of gross operating expenses to average net assets (3)	1.33%		1.33%		1.38%		1.48%		1.38%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

2.27%	2.29%	2.27%	2.30%	2.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.06%	0.05%	0.11%	0.11%	0.13%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class A Shares (Consolidated)

					February 1,
	Year Ended	Year Ended	Year Ended	Year Ended	2011 (1) to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.82	$10.18	$10.43	$10.28	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.07)	(0.07)	0.06	0.11	0.03
Net realized and unrealized gain (loss)	0.43	(0.19)	(0.12)	0.08	0.25
Total from investment operations	0.36	(0.26)	(0.06)	0.19	0.28
Dividends and Distributions:
Dividends from net investment income	—	(0.05)	(0.13)	(0.04)	—
Distributions from realized gains	—	(0.05)	(0.06)	—	—
Total dividends and distributions	—	(0.10)	(0.19)	(0.04)	—

Redemption Fees	— **	— **	— **	— **	—	**

Net Asset Value, End of Period	$10.18	$9.82	$10.18	$10.43	$10.28
Total Return*	3.67%	(2.57)%	(0.67)%	1.86%	2.80	% (6)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,810	$10,969	$19,805	$6,530	$317
Ratio of gross operating expenses to average net assets	2.28%	2.26%	2.32%	2.68%	3.90	% (3)
Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.65)%	(0.74)%	0.57%	1.03%	0.56	% (3)
Portfolio Turnover Rate	118%	260%	579%	373%	105	% (6)

	James Alpha Global Real Estate Investments Portfolio - Class A Shares
								January 1,
	Year Ended	Year Ended		Year Ended		Year Ended		2011 to		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,		December 31,
	2015	2014		2013		2012		2011 (7)		2010
Net Asset Value, Beginning of Period	$21.46	$20.53		$21.86		$19.13		$20.54		$19.89
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.38	0.36		0.59		0.64		0.18		0.50
Net realized and unrealized gain (loss)	(1.04)	3.01		0.61	(6)	3.10		(0.89)		2.98
Total from investment operations	(0.66)	3.37		1.20		3.74		(0.71)		3.48

Redemption Fees	— **	—	**	—	**	—	**	—	**	— **

Dividends and Distributions:
Dividends from net investment income	(0.37)	(1.06)		(1.17)		(0.23)		(0.70)		(1.20)
Distributions from realized gains	(1.63)	(1.38)		(1.36)		(0.78)		—		(1.63)
Total dividends and distributions	(2.00)	(2.44)		(2.53)		(1.01)		(0.70)		(2.83)

Net Asset Value, End of Period	$18.80	$21.46		$20.53		$21.86		$19.13		$20.54
Total Return*	(3.38)%	17.56%		5.18%		23.38%		(3.72)%		18.08%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$90,516	$160,884		$111,715		$20,950		$12,155		$3,319
Ratio of gross operating expenses to average net assets	1.98%	2.33	% (4)	2.75	% (4)	2.71	% (4)	7.18	% (3)	24.90%
Ratio of net operating expenses to average net assets	1.98%	2.33%		2.75%		2.71%		2.75	% (3)	2.75%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.89%	1.72%		3.30%		3.28%		1.56	% (3)	2.44%
Portfolio Turnover Rate	194%	219%		208%		519%		284	% (5)	848%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	During the year ended August 31, 2014, the year ended August 31, 2013 and the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.04%, 2.09% and 2.55%, respectively.

(5)	Not annualized

(6)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(7)	Fiscal year changed from December 31 to August 31.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

James Alpha Multi Strategy Alternative Income Portfolio - Class A Shares

September 29,
2014 (1) to
August 31,
2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.01)
Net realized and unrealized gain	(0.38)
Total from investment operations	(0.39)
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	(0.18)
Total dividends and distributions	(0.18)

Redemption Fees	—

Net Asset Value, End of Period	$9.43
Total Return*	(4.00)%

Ratios and Supplemental Data:
Net assets, end of period (000s)	$25
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,5)	4.01%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	3.24%
Ratio of net investment loss (including dividend and interest expense) to average net assets (3)	(0.11)%
Portfolio Turnover Rate (4)	135%

James Alpha Managed Risk Domestic Equity Portfolio - Class A Shares
July 31,
2015 (1) to
August 31,
2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.02)
Net realized and unrealized gain	(0.40)
Total from investment operations	(0.42)
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—

Redemption Fees	— **

Net Asset Value, End of Period	$9.58
Total Return*	(4.20)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$101
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,7,9)	5.11%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,8,9)	2.47%
Ratio of net investment loss (including dividend and interest expense) to average net assets (3,9)	(2.47)%
Portfolio Turnover Rate (4)	0%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio	3.63%

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio	2.75%

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio	5.09%

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio	2.45%

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

James Alpha Managed Risk Emerging Markets Equity Portfolio - Class A Shares

July 31,
2015 (1) to
August 31,
2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.02)
Net realized and unrealized gain	(0.57)
Total from investment operations	(0.59)
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—

Redemption Fees	—

Net Asset Value, End of Period	$9.41
Total Return*	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$87
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,5,7)	7.44%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6,7)	2.46%
Ratio of net investment loss (including dividend and interest expense) to average net assets (3,7)	(2.46)%
Portfolio Turnover Rate (4)	0%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5) Ratio of gross expenses to average net assets (excluding dividend and interest expenses)	7.43%

(6) Ratio of net operating expenses to average net assets (excluding dividend and interest expenses)	2.45%

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$19.63	$14.58	$11.86	$10.68	$9.24
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.12)	(0.17)	(0.08)	(0.09)	(0.16)
Net realized and unrealized gain (loss)	(0.88)	5.22	2.80	1.27	1.60
Total from investment operations	(1.00)	5.05	2.72	1.18	1.44
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—

Redemption Fees	—	— **	—	— **	— **

Net Asset Value, End of Year	$18.63	$19.63	$14.58	$11.86	$10.68
Total Return*	(5.09)%	34.64%	22.93%	11.05%	15.58%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$1,257	$1,047	$721	$753	$731
Ratio of gross operating expenses to average net assets (2)	2.17%	2.21%	2.35%	2.56%	2.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.60)%	(0.94)%	(0.56)%	(0.78)%	(1.39)%
Portfolio Turnover Rate	101%	104%	73%	66%	109%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$22.24	$18.75	$15.75	$16.17	$12.76
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.15)	(0.11)	(0.12)	(0.28)
Net realized and unrealized gain (loss)	1.63	4.42	3.38	2.05	3.69
Total from investment operations	1.46	4.27	3.27	1.93	3.41
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(1.34)	(0.78)	(0.27)	(2.35)	—
Total dividends and distributions	(1.34)	(0.78)	(0.27)	(2.35)	—

Redemption Fees	— **	— **	— **	— **	— **

Net Asset Value, End of Year	$22.36	$22.24	$18.75	$15.75	$16.17
Total Return*	6.57%	23.08%	21.03%	13.76%	26.72%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$3,596	$2,646	$1,452	$1,259	$1,190
Ratio of gross operating expenses to average net assets (3)	2.17%	2.20%	2.35%	2.58%	2.52%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.74)%	(0.72)%	(0.65)%	(0.80)%	(1.72)%
Portfolio Turnover Rate	27%	14%	21%	16%	163%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

2.17%	2.12%	2.26%	2.45%	2.43%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

2.17%	2.20%	2.34%	2.58%	2.51%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$13.08	$11.84	$9.17	$8.44	$7.06
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	(0.19)	(0.11)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	0.57	2.92	2.78	0.82	1.52
Total from investment operations	0.43	2.73	2.67	0.73	1.38
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(2.11)	(1.49)	—	—	—
Total dividends and distributions	(2.11)	(1.49)	—	—	—

Redemption Fees	—	—	—	— **	— **

Net Asset Value, End of Year	$11.40	$13.08	$11.84	$9.17	$8.44
Total Return*	3.69%	24.51%	29.12%	8.65%	19.55%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$963	$457	$353	$395	$337
Ratio of gross operating expenses to average net assets (2)	2.41%	2.47%	2.66%	2.95%	2.85%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.17)%	(1.54)%	(1.00)%	(1.01)%	(1.59)%
Portfolio Turnover Rate	38%	57%	57%	60%	93%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$7.05	$7.44	$6.25	$6.05	$5.34
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.09)	(0.08)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	(0.56)	1.20	1.27	0.64	0.78
Total from investment operations	(0.65)	1.11	1.19	0.56	0.71
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(0.30)	(1.50)	—	(0.36)	—
Total dividends and distributions	(0.30)	(1.50)	—	(0.36)	—

Redemption Fees	—	—	—	— **	— **

Net Asset Value, End of Year	$6.10	$7.05	$7.44	$6.25	$6.05
Total Return*	(9.58)%	15.89%	19.04%	9.61%	13.30%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$381	$393	$339	$357	$484
Ratio of gross operating expenses to average net assets (3)	2.32%	2.35%	2.60%	2.72%	2.71%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.31)%	(1.26)%	(1.14)%	(1.35)%	(1.06)%
Portfolio Turnover Rate	117%	32%	50%	39%	31%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

2.41%	2.47%	2.66%	2.95%	2.84%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

2.32%	2.35%	2.60%	2.72%	2.71%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	International Equity Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.47		$9.61	$8.38	$9.21	$8.85
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)		(0.07)	(0.06)	0.02	0.00 **
Net realized and unrealized gain (loss)	(1.61)		1.07	1.29	(0.82)	0.37
Total from investment operations	(1.71)		1.00	1.23	(0.80)	0.37
Dividends and Distributions:
Dividends from net investment income	—		(0.14)	—	(0.03)	(0.01)
Distributions from realized gains	—		—	—	—	—
Total dividends and distributions	—		(0.14)	—	(0.03)	(0.01)

Redemption Fees	—		—	— **	— **	— **

Net Asset Value, End of Year	$8.76		$10.47	$9.61	$8.38	$9.21
Total Return*	(16.33)%		10.48%	14.68%	(8.66)%	4.17%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$257		$187	$138	$146	$285
Ratio of gross operating expenses to average net assets (2)	3.27	% (3)	3.29%	4.08%	3.65%	3.62%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.05)%		(0.72)%	(0.67)%	0.26%	0.02%
Portfolio Turnover Rate	126%		125%	122%	50%	43%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$27.47		$23.09	$18.60	$17.04	$13.67
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.29)		(0.30)	(0.24)	(0.22)	(0.23)
Net realized and unrealized gain (loss)	3.13		6.26	4.73	1.78	3.60
Total from investment operations	2.84		5.96	4.49	1.56	3.37
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—
Distributions from realized gains	(2.72)		(1.58)	—	—	—
Total dividends and distributions	(2.72)		(1.58)	—	—	—

Redemption Fees	—	**	— **	—	— **	— **

Net Asset Value, End of Year	$27.59		$27.47	$23.09	$18.60	$17.04
Total Return*	10.53%		26.74%	24.14%	9.15%	24.65%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$2,360		$2,180	$1,906	$1,773	$1,818
Ratio of gross operating expenses to average net assets (4)	2.81%		2.98%	3.20%	3.27%	3.34%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.03)%		(1.15)%	(1.13)%	(1.24)%	(1.43)%
Portfolio Turnover Rate	15%		14%	6%	18%	8%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

3.47%	3.29%	3.89%	3.64%	3.60%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.27% for the year ending August 31, 2015.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology

2.81%	2.97%	3.20%	3.26%	3.33%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Technology & Communications Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$16.26		$14.14	$12.65	$11.60	$9.57
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)		(0.25)	(0.18)	(0.25)	(0.37)
Net realized and unrealized gain (loss)	0.51		3.25	1.77	1.90	2.40
Total from investment operations	0.32		3.00	1.59	1.65	2.03
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—
Distributions from realized gains	(2.53)		(0.88)	(0.10)	(0.60)	—
Total dividends and distributions	(2.53)		(0.88)	(0.10)	(0.60)	—

Redemption Fees	—	**	— **	— **	— **	—	**

Net Asset Value, End of Year	$14.05		$16.26	$14.14	$12.65	$11.60
Total Return*	1.71%		21.78%	12.64%	15.22%	21.21%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$6,378		$6,901	$5,881	$6,119	$5,974
Ratio of gross operating expenses to average net assets (2)	2.80%		2.87%	2.91%	3.20%	3.27	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.28)%		(1.62)%	(1.35)%	(2.06)%	(2.81)%
Portfolio Turnover Rate	31%		25%	33%	25%	603%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$14.46		$12.52	$10.94	$11.79	$9.21
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.22)		(0.29)	(0.23)	(0.18)	(0.35)
Net realized and unrealized gain (loss)	(5.05)		2.23	1.81	(0.67)	2.93
Total from investment operations	(5.27)		1.94	1.58	(0.85)	2.58
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—
Distributions from realized gains	—		—	—	—	—
Total dividends and distributions	—		—	—	—	—

Redemption Fees	—		— **	—	— **	—	**

Net Asset Value, End of Year	$9.19		$14.46	$12.52	$10.94	$11.79
Total Return*	(36.45)%		15.49%	14.44%	(7.21)%	28.01%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$121		$168	$240	$233	$255
Ratio of gross operating expenses to average net assets (4)	3.86	% (5)	3.62%	4.03%	3.85%	3.70	% (5)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.94)%		(2.14)%	(1.93)%	(1.55)%	(2.72)%
Portfolio Turnover Rate	129%		114%	30%	46%	56%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology &

2.80%	2.86%	2.90%	3.19%	3.27%

(3)	During the year ended August 31, 2011 the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.18% for the year ending August 31, 2011 for the Technology & Communications Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials

3.91%	3.61%	4.00%	3.84%	3.69%

(5)	During the years ended August 31, 2015 and August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.86% for the year ending August 31, 2015 and 3.55% for the year ending August 31, 2011 for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$7.64	$6.62	$5.39	$4.97	$5.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.16)	(0.12)	(0.08)	(0.14)
Net realized and unrealized gain (loss)	(0.15)	1.18	1.35	0.50	0.11
Total from investment operations	(0.32)	1.02	1.23	0.42	(0.03)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—

Redemption Fees	—	—	—	— **	— **

Net Asset Value, End of Year	$7.32	$7.64	$6.62	$5.39	$4.97
Total Return*	(4.19)%	15.41%	22.82%	8.45%	(0.60)%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$104	$43	$34	$26	$30
Ratio of gross operating expenses to average net assets (2)	4.61%	4.89%	6.80%	5.01%	5.19%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(2.18)%	(2.15)%	(1.90)%	(1.64)%	(2.45)%
Portfolio Turnover Rate	20%	18%	19%	33%	56%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.83	$9.81	$10.24	$10.26	$10.54
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01	0.01	0.03	0.08	0.16
Net realized and unrealized gain (loss)	(0.10)	0.09	(0.29)	0.14	(0.10)
Total from investment operations	(0.09)	0.10	(0.26)	0.22	0.06
Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.03)	(0.08)	(0.16)
Distributions from realized gains	(0.07)	(0.07)	(0.14)	(0.16)	(0.18)
Total dividends and distributions	(0.08)	(0.08)	(0.17)	(0.24)	(0.34)

Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Year	$9.66	$9.83	$9.81	$10.24	$10.26
Total Return*	(0.88)%	1.07%	(2.54)%	2.16%	0.64%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$392	$330	$315	$436	$558
Ratio of gross operating expenses to average net assets (3)	2.31%	2.36%	2.44%	2.56%	2.51%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.12%	0.15%	0.29%	0.75%	1.58%
Portfolio Turnover Rate	68%	42%	24%	43%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

4.00%	4.00%	4.00%	3.99%	3.99%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond

2.11%	2.27%	2.44%	2.56%	2.51%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	August 31,		August 31,		August 31,		August 31,	August 31,
	2015		2014		2013		2012	2011
Net Asset Value, Beginning of Year	$9.82		$9.82		$10.20		$9.96	$10.08
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01		0.01		0.01		0.04	0.04
Net realized and unrealized gain (loss)	(0.08)		0.23		(0.38)		0.23	(0.12)
Total from investment operations	(0.07)		0.24		(0.37)		0.27	(0.08)
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.01)		(0.01)		(0.03)	(0.04)
Distributions from realized gains	(0.05)		(0.23)		—		—	—
Total dividends and distributions	(0.06)		(0.24)		(0.01)		(0.03)	(0.04)

Redemption Fees	—		—	**	—	**	— **	—	**

Net Asset Value, End of Year	$9.69		$9.82		$9.82		$10.20	$9.96
Total Return*	(0.67)%		2.49%		(3.64)%		2.76%	(0.75)%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$298		$183		$175		$182	$349
Ratio of gross operating expenses to average net assets (2)	4.02%		3.66%		3.48%		3.02%	2.61%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.11%		11.00%		0.10%		0.44%	0.44%
Portfolio Turnover Rate	0%		21%		0%		13%	31%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	August 31,		August 31,		August 31,		August 31,	August 31,
	2015		2014		2013		2012	2011
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00 **	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—	—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00 **	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	0.00 **	(0.00	) **
Distributions from realized gains	—		—		—		—	—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	0.00 **	(0.00	) **

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%	0.01%
Ratios and Supplemental Data:
Net assets, end of Year (000s)	$1,604		$241		$259		$302	$323
Ratio of gross operating expenses to average net assets (3)	2.01%		1.93%		1.99%		2.08%	1.99%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.01%		0.01%		0.01%		0.01%	0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A	N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

2.33%	2.58%	2.75%	2.25%	2.45%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.06%	0.05%	0.12%	0.12%	0.14%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class C Shares (Consolidated)

					January 5,
	Year Ended	Year Ended	Year Ended		2012 (1) to
	August 31,	August 31,	August 31,		August 31,
	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$9.68	$10.07	$10.38		$10.25
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.14)	(0.15)	(0.02)		0.03
Net realized and unrealized gain (loss)	0.42	(0.18)	(0.13)		0.10
Total from investment operations	0.28	(0.33)	(0.15)		0.13
Dividends and Distributions:
Dividends from net investment income	—	(0.01)	(0.10)		—
Distributions from realized gains	—	(0.05)	(0.06)		—
Total dividends and distributions	—	(0.06)	(0.16)		—

Redemption Fees	— **	— **	—	**	—	**

Net Asset Value, End of Period	$9.96	$9.68	$10.07		$10.38
Total Return*	2.89%	(3.24)%	(1.46)%		1.25	% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,082	$2,201	$2,859		$581
Ratio of gross operating expenses to average net assets	3.01%	2.99%	3.06%		3.49	% (3)
Ratio of net operating expenses to average net assets	2.25%	2.25%	2.25%		2.25	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.42)%	(1.51)%	(0.18)%		0.42	% (3)
Portfolio Turnover Rate	118%	260%	579%		373	% (5)

	James Alpha Global Real Estate Investments Portfolio - Class C Shares

					January 5,
	Year Ended	Year Ended	Year Ended		2012 (1) to
	August 31,	August 31,	August 31,		August 31,
	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$21.56	$20.54	$21.83		$18.31
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.24	0.27	0.55		0.70
Net realized and unrealized gain (loss)	(1.05)	3.04	0.58	(6)	3.50
Total from investment operations	(0.81)	3.31	1.13		4.20

Redemption fees	—	—	—		—

Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.91)	(1.06)		(0.20)
Distributions from realized gains	(1.63)	(1.38)	(1.36)		(0.48)
Total dividends and distributions	(1.86)	(2.29)	(2.42)		(0.68)

Redemption Fees	— **	— **	—	**	—	**

Net Asset Value, End of Period	$18.89	$21.56	$20.54		$21.83
Total Return*	(4.07)%	17.18%	4.85%		22.33	% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$74,140	$64,588	$33,541		$3,314
Ratio of gross operating expenses to average net assets	2.74%	2.79%	2.98	% (4)	2.94	% (3,4)
Ratio of net operating expenses to average net assets	2.67%	2.67%	2.98%		2.94	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.16%	1.30%	2.59%		5.11	% (3)
Portfolio Turnover Rate	194%	219%	208%		519	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	During the year ended August 31, 2013 and the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.85% and 2.33% respectively.

(5)	Not annualized

(6)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

James Alpha Multi Strategy Alternative Income Portfolio - Class C Shares

September 29,
2014 (1) to
August 31,
2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.09)
Net realized and unrealized gain	(0.36)
Total from investment operations	(0.45)
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	(0.18)
Total dividends and distributions	(0.18)

Redemption Fees	—

Net Asset Value, End of Period	$9.37
Total Return *	(4.61)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$182
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,4)	4.76%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,5)	3.98%
Ratio of net investment loss (including dividend and interest expense) to average net assets (3)	(0.93)%
Portfolio Turnover Rate (8)	135%

James Alpha Managed Risk Domestic Equity Portfolio - Class C Shares

July 31,
2015 (1) to
August 31,
2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.01)
Net realized and unrealized gain	(0.40)
Total from investment operations	(0.41)
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—

Redemption Fees	—

Net Asset Value, End of Period	$9.59
Total Return *	(4.10)%
Ratios and Supplemental Data:
Net assets, end of period	$10
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,6,9)	5.86%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,7,9)	3.22%
Ratio of net investment loss (including dividend and interest expense) to average net assets (3,9)	(3.22)%
Portfolio Turnover Rate (8)	0%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4) Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio	4.38%

(5) Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio	3.50%

(6) Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio	5.84%

(7) Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio	3.20%

(8)	Not annualized

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

James Alpha Managed Risk Emerging Markets Equity Portfolio - Class C Shares

July 31,
2015 (1) to
August 31,
2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.02)
Net realized and unrealized gain	(0.57)
Total from investment operations	(0.58)
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—

Redemption Fees	—

Net Asset Value, End of Period	$9.41
Total Return *	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period	$9
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,5,7)	8.18%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6,7)	3.20%
Ratio of net investment loss (including dividend and interest expense) to average net assets (3,7)	(3.20)%
Portfolio Turnover Rate (4)	0%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5) Ratio of gross expenses to average net assets (excluding dividend and interest expenses)	8.17%

(6) Ratio of net operating expenses to average net assets (excluding dividend and interest expenses)	3.20%

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

The Saratoga Advantage Trust

We have audited the accompanying statements of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid-Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, and James Alpha Managed Risk Emerging Markets Equity Portfolio (the “Trust”), including the schedules of investments as of August 31, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. We have audited the accompanying consolidated statements of assets and liabilities of the James Alpha Global Enhanced Real Return Portfolio, a series of Saratoga Advantage Trust (the “Trust”), including the consolidated schedules of investments as of August 31, 2015, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the James Alpha Global Real Estate Investments Portfolio the financial highlights for the period ended December 31, 2010 has been audited by other auditors, whose report dated March 1, 2011 and expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our auditsprovide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid-Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, as of August 31, 2015, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

To the Board of Trustees and Shareholders

The Saratoga Advantage Trust

Page Two

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of James Alpha Global Enhanced Real Return Portfolio, and the results of its consolidated operations, the consolidated changes in its net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2015

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2015, through August 31, 2015.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2015	Value - 8/31/2015	3/1/2015 - 8/31/2015*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$946.80	$5.78	1.20%
Large Capitalization Value – Class A	1,000.00	945.00	7.75	1.61%
Large Capitalization Value – Class C	1,000.00	941.90	10.62	2.21%
Large Capitalization Growth – Class I	1,000.00	970.10	5.84	1.20%
Large Capitalization Growth – Class A	1,000.00	968.10	7.82	1.60%
Large Capitalization Growth – Class C	1,000.00	965.00	10.74	2.20%
Mid Capitalization – Class I	1,000.00	973.60	6.89	1.41%
Mid Capitalization – Class A	1,000.00	971.50	8.85	1.81%
Mid Capitalization – Class C	1,000.00	968.60	11.79	2.42%
Small Capitalization – Class I	1,000.00	894.90	6.37	1.36%
Small Capitalization – Class A	1,000.00	893.80	8.26	1.76%
Small Capitalization – Class C	1,000.00	891.80	11.10	2.37%
International Equity – Class I	1,000.00	920.30	10.54	2.21%
International Equity – Class A	1,000.00	919.60	12.60	2.65%
International Equity – Class C	1,000.00	916.30	15.29	3.22%
Health & Biotechnology – Class I	1,000.00	988.80	8.96	1.82%
Health & Biotechnology – Class A	1,000.00	986.90	10.96	2.22%
Health & Biotechnology – Class C	1,000.00	983.60	13.88	2.82%
Technology & Communications – Class I	1,000.00	954.40	8.64	1.78%
Technology & Communications – Class A	1,000.00	952.70	10.59	2.19%
Technology & Communications – Class C	1,000.00	950.00	13.50	2.79%
Energy & Basic Materials – Class I	1,000.00	835.80	13.09	2.87%
Energy & Basic Materials – Class A	1,000.00	833.70	14.93	3.28%
Energy & Basic Materials – Class C	1,000.00	831.70	17.62	3.88%
Financial Services – Class I	1,000.00	953.60	14.53	3.00%
Financial Services – Class A	1,000.00	951.00	16.45	3.40%
Financial Services – Class C	1,000.00	948.20	19.32	4.00%
Investment Quality Bond – Class I	1,000.00	995.80	6.63	1.34%
Investment Quality Bond – Class A	1,000.00	993.80	8.57	1.73%
Investment Quality Bond – Class C	1,000.00	992.50	11.53	2.33%
Municipal Bond – Class I	1,000.00	995.00	9.40	1.90%
Municipal Bond – Class A	1,000.00	993.40	11.37	2.30%
Municipal Bond – Class C	1,000.00	993.40	14.33	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.10	0.34	0.07%
U.S. Government Money Market – Class A	1,000.00	1,000.10	6.43	1.30%
U.S. Government Money Market – Class C	1,000.00	1,000.10	7.61	1.53%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,008.90	7.47	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,006.10	11.16	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,010.90	6.23	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	929.70	9.52	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	926.70	12.76	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	932.00	7.14	1.49%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	940.10	13.23	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	936.00	16.80	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	953.10	12.11	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	958.00	2.04	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	959.00	2.66	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	959.00	1.66	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	941.00	2.02	2.45%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	941.00	2.64	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	941.00	1.64	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2015	Value - 8/31/2015	3/1/2015 - 8/31/2015*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,018.86	$5.99	1.20%
Large Capitalization Value – Class A	1,000.00	1,016.83	8.03	1.61%
Large Capitalization Value – Class C	1,000.00	1,013.85	11.02	2.21%
Large Capitalization Growth – Class I	1,000.00	1,018.86	5.99	1.20%
Large Capitalization Growth – Class A	1,000.00	1,016.85	8.01	1.60%
Large Capitalization Growth – Class C	1,000.00	1,013.86	11.01	2.20%
Mid Capitalization – Class I	1,000.00	1,017.82	7.04	1.41%
Mid Capitalization – Class A	1,000.00	1,015.82	9.05	1.81%
Mid Capitalization – Class C	1,000.00	1,012.81	12.06	2.42%
Small Capitalization – Class I	1,000.00	1,018.07	6.78	1.36%
Small Capitalization – Class A	1,000.00	1,016.07	8.79	1.76%
Small Capitalization – Class C	1,000.00	1,013.06	11.81	2.37%
International Equity – Class I	1,000.00	1,013.81	11.06	2.21%
International Equity – Class A	1,000.00	1,011.67	13.20	2.65%
International Equity – Class C	1,000.00	1,008.84	16.03	3.22%
Health & Biotechnology – Class I	1,000.00	1,015.79	9.08	1.82%
Health & Biotechnology – Class A	1,000.00	1,013.77	11.10	2.22%
Health & Biotechnology – Class C	1,000.00	1,010.79	14.08	2.82%
Technology & Communications – Class I	1,000.00	1,015.95	8.91	1.78%
Technology & Communications – Class A	1,000.00	1,013.95	10.92	2.19%
Technology & Communications – Class C	1,000.00	1,010.95	13.92	2.79%
Energy & Basic Materials – Class I	1,000.00	1,010.54	14.33	2.87%
Energy & Basic Materials – Class A	1,000.00	1,008.51	16.36	3.28%
Energy & Basic Materials – Class C	1,000.00	1,005.55	19.30	3.88%
Financial Services – Class I	1,000.00	1,009.92	14.95	3.00%
Financial Services – Class A	1,000.00	1,007.93	16.93	3.40%
Financial Services – Class C	1,000.00	1,004.96	19.88	4.00%
Investment Quality Bond – Class I	1,000.00	1,018.15	6.70	1.34%
Investment Quality Bond – Class A	1,000.00	1,016.20	8.67	1.73%
Investment Quality Bond – Class C	1,000.00	1,013.22	11.65	2.33%
Municipal Bond – Class I	1,000.00	1,015.37	9.49	1.90%
Municipal Bond – Class A	1,000.00	1,013.39	11.48	2.30%
Municipal Bond – Class C	1,000.00	1,010.41	14.46	2.90%
U.S. Government Money Market – Class I	1,000.00	1,024.46	0.34	0.07%
U.S. Government Money Market – Class A	1,000.00	1,018.37	6.48	1.30%
U.S. Government Money Market – Class C	1,000.00	1,017.19	7.67	1.53%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,017.36	7.50	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,013.64	11.23	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,018.60	6.26	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,014.93	9.94	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,011.55	13.32	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,017.41	7.45	1.49%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,011.16	7.43	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,007.44	7.42	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,012.40	7.43	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,002.16	1.27	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,001.53	1.27	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,002.55	1.27	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,002.17	1.27	2.45%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,001.53	1.27	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,002.56	1.27	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period) except James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity which are multiplied by 31/365 for inception, July 31, 2015, through period end.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 60 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	19 Portfolios	None

Independent Trustees
Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 73 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	19 Portfolios	Trustee, Board of Harbor Beach Community Hospital (2011-present)

Udo Koopmann, 74 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	19 Portfolios	None

Floyd E. Seal, 66 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Director of Operations, Pet Goods Manufacturing & Imports (1/2013 – Present); Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA(1992 – 2012)	19 Portfolios	None

Stephen H. Hamrick, 63 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (1/2011-Present) (Broker- Dealer); President, Lightstone Value Plus REIT (9/2007- 7/2010) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-7/2010) (Broker- Dealer); Managing Director, WP Carey & Co. (2001- 2006) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker- Dealer)	19 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 59 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	19 Portfolios	None

Jonathan W. Ventimiglia, 32 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC.	19 Portfolios	None
James S. Vitalie, 55 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	President of James Alpha Management, LLC (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	19 Portfolios	None

Michael J. Wagner, 64 c/o Northern Lights Compliance Services, LLC 80 Arkay Dr., Suite 110, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present)	19 Portfolios	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board of Trustees (the “Board”) Meeting of February 5, 2015

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering with respect to each of the James Alpha Hedged Equity S&P Portfolio and the James Alpha Hedged Equity Emerging Markets Portfolio (subsequently renamed the James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio, respectively) (i) approval of an investment management agreement between James Alpha and the applicable Portfolio; and (ii) approval of Advisory Agreements between James Alpha and EAB Investment Group, LLC (“EAB”) for each Portfolio.

The Independent Trustees discussed the information provided by James Alpha and EAB in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and EAB and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha and EAB respectively, with respect to each Portfolio and determined that each is well qualified to provide these services.

The Trustees reviewed the proposed management fees for each Portfolio. They considered the nature of the strategies and investment approach proposed for each Portfolio. The Independent Trustees also considered with respect to each Portfolio, comparative fee data which included fees charged by a peer group selected by James Alpha and a broader universe of funds. They also noted that James Alpha agreed to cap the expenses of each Portfolio for at least one year from the date of commencement of operations of the Portfolios at 1.99%, 2.45%, and 3.20% for Class I, Class A, and Class C shares, respectively and considered the impact of the expense cap in the net fees received by James Alpha. In addition, because the Portfolios have yet to commence operation, the Trustees determined that profitability and economies of scale were at this juncture speculative.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed management fee rate for each Portfolio is reasonable. The Trustees also evaluated the reasonableness of the fee split between James Alpha and EAB with respect to each Portfolio. In this regard they considered the nature and scope of the services to be provided by James Alpha including (i) ongoing monitoring of Portfolio performance; (ii) research of potential replacement advisers to present to the Trustees for their consideration; and (iii) responding to questions from brokers and investment advisers.

The Trustees considered the benefits to be obtained by James Alpha and EAB from their relationship with the Trust. They noted, in this regard, each has soft dollar arrangements pursuant to which commissions on Portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by James Alpha and/or EAB may enhance their ability to provide quality services to the Portfolios.

Based on the foregoing, the Independent Trustees determined with respect to each Portfolio that approval of the proposed Management Agreement with James Alpha and proposed advisory agreements with EAB are in the best interests of each Portfolio.

The Independent Trustees next considered the proposal to engage Kellner Capital (“Kellner”) as sub-adviser to the James Alpha Multi Strategy Alternative Income Portfolio (the “Multi Strategy Portfolio”). The Independent Trustees discussed the information provided by James Alpha and Kellner in response to the Independent Trustees 15(c) request, including background information respecting Kellner. The Independent Trustees considered the nature, quality, and scope of services to be performed by Kellner, and the investment strategy to be pursued by the portion of the Portfolio’s assets allocated to it by James Alpha.

The Trustees considered the proposed sub-advisory fee in light of the complex nature of the strategy and investment approach proposed for the Portfolio’s new strategy. The Trustees also evaluated the reasonableness of the fee split between James Alpha and Kellner. In this regard they considered the nature and scope of the services to be provided by James Alpha including (i) ongoing monitoring of Portfolio performance; (ii) selection of investment strategies for the Portfolio; (iii) ongoing allocation of assets among the various sub-advisers; (iv) research of investment advisers and potential replacement of sub-advisers to present to the Trustees for their consideration; and (v) responding to questions from brokers and investment advisers. The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed sub-advisory fee rate is reasonable. Based on the foregoing, the Independent Trustees determined that approval of the proposed Advisory Agreement with Kellner was in the best interests of the Multi Strategy Portfolio and its shareholders.

Board of Trustees (the “Board”) meeting of April 9 and 10, 2015

The Independent Trustees discussed the information received from Saratoga Capital Management (“Manager”) respecting (i) the nature, quality and scope of services provided by the Manager, Armored Wolf, Ascent and each Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by the Manager, Armored Wolf and Ascent; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by the Manager, Armored Wolf and Ascent from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Manager. In this regard, the Manager discussed in detail with the Trustees its methodology for selecting Advisers and the procedures and criteria it utilizes in evaluating the adequacy of each Adviser’s performance. The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of services provided by Armored Wolf and Ascent and concluded that the overall quality and scope of services provided were satisfactory. In addition, the Trustees evaluated the quality of the services provided by the Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared to an index of securities in the case of the International Equity Portfolio. Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Cap Value. The Trustees noted that M.D. Sass Investors Services, Inc. has been the Adviser to the Portfolio since August 2008 and that the Portfolio performed better than its benchmark from then through February 28, 2015. The Trustees concluded that the performance of the Portfolio was satisfactory.

Large Cap Growth. The Trustees noted that since Loomis Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005 and since then through February 28, 2015, the Portfolio had performed better than its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Mid-Cap. The Trustees noted that Vaughn Nelson Investment Management LP became the Adviser to the Portfolio in April 2006 and that since then through February 28, 2015, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap. The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Adviser to the Portfolio in January 2001 through February 28, 2014, the Portfolio had performed better than its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity. The Trustees noted that the current Adviser to the Portfolio, DePrince, Race and Zollo, Inc. (“DRZ”), was appointed in November 2009 and had outperformed its benchmark since then through February 28, 2011. They further noted that DRZ underperformed its benchmark since February 28, 2011 through February 28, 2015 and that a new portfolio manager at DRZ began managing the Portfolio in late 2012. The Trustees evaluated the reasons for the underperformance and took into account the relatively recent manager change. The Trustees concluded that the performance of the Portfolio was satisfactory.

Health & Biotechnology. The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd., was appointed in July 2005. Since that date, through February 28, 2015, the Adviser had outperformed its benchmark, but underperformed for the one year period ended February 28, 2015. The Trustees concluded that the performance of the Portfolio was satisfactory.

Technology & Communications. The Trustees noted that Loomis Sayles and Oak took over as Advisers of the Portfolio in August of 2011 and reviewed the performance of each Advisers’ portion of the Portfolio. The Trustees noted that since then through February 28, 2013 the Portfolio performed virtually even with its benchmark, however, the Portfolio underperformed its benchmark during the two years ended February 28, 2015. The Trustees evaluated the reasons for the underperformance and concluded that the performance of the Portfolio was satisfactory.

Financial Services Portfolio. The Trustees noted that Loomis Sayles was appointed as the Adviser to the Portfolio in May 2005 and since then through February 28, 2015 the Portfolio had outperformed the S&P Financials which comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector; however, the Portfolio underperformed its benchmark during that period of time. The Trustees noted that the Portfolio was significantly smaller than most financial services funds and according to the Manager, the Portfolio has a bias toward high-quality defensive stocks suitable for asset allocation strategies. The Trustees determined that under the circumstances the performance of the Portfolio was satisfactory.

Energy & Basic Materials Portfolio. The Trustees noted that in April 2007 Loomis Sayles was appointed as the Adviser to the Portfolio. The Trustees noted that since then through February 28, 2015 the Portfolio slightly underperformed its benchmark. They further noted that two new Portfolio managers at Loomis Sayles began managing the Portfolio in 2014. The Trustees concluded that the performance of the Portfolio was satisfactory.

Investment Quality Bond Portfolio. The Trustees noted that Fox has been the Adviser to the Portfolio since its inception (September 1, 1994), and that the Portfolio slightly underperformed its benchmark since then through February 28, 2015. The Trustees evaluated the reasons for the underperformance and determined that the performance of the Portfolio was satisfactory.

Municipal Bond Portfolio. The Trustees noted that the current Adviser to the Portfolio, Fox Asset Management, LLC, was appointed in April 2009 and since then through February 28, 2015 the Portfolio underperformed its benchmark. The Trustees noted, however, that the Portfolio is significantly smaller than most municipal bond funds and is managed in a conservative risk averse manner suitable for asset allocation. The Trustees concluded that under the circumstances, the performance of the Portfolio was satisfactory.

U.S. Government Money Market Portfolio. The Trustees noted that CLS Investments LLC has been the Adviser to the Portfolio since August 2011 and since then through February 28, 2015 the Portfolio performed virtually even with its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Global Enhanced Real Return Portfolio. The Trustees noted that Armored Wolf, the Adviser to the Portfolio, was appointed in February 2011 and since March 1, 2011 through February 28, 2013, the Portfolio had outperformed its benchmark, however, the Portfolio underperformed its benchmark for the two years ended February 28, 2015. The Trustees evaluated the reasons for the underperformance and concluded that the performance of the Portfolio was satisfactory.

James Alpha Global Real Estate Investments Portfolio. The Trustees noted that the Adviser to the Portfolio, Ascent Investment Advisers, LLC, was appointed in August 2011 and since then through February 28, 2015 the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Value, Mid Cap and International Equity Portfolios were slightly higher than the average of comparable funds; (ii) the fee rates for the Large Cap Growth and Small Cap Portfolios were slightly or considerably lower than the average of comparable funds; and (iii) the fee rates for Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, James Alpha Real Return and James Alpha Real Estate were higher than the average of comparable funds.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of the Manager, Armored Wolf and Ascent. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels. The Trustees also noted that expense caps are in effect for the Portfolios managed by Armored Wolf and Ascent. The Trustees evaluated the impact of these expense caps on the net fees received by the Manager, Armored Wolf and Ascent, respectively. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between the Manager and the Adviser to each Portfolio managed by the Manager. In this regard, they considered the nature and scope of the services provided by the Manager, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of the Manager’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

Economies of Scale

The Trustees determined that, at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by the Manager, Armored Wolf and Ascent. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to the Manager and Armored Wolf and a profit to Ascent and determined that the profits earned by Ascent were reasonable in light of the nature and quality of the service provided to the applicable Portfolio. The Trustees considered the financial viability of the Manager, Armored Wolf and Ascent and their ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager, Armored Wolf and Ascent and the Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that the Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program and in its supervision capacity to the James Alpha Portfolios the Manager receives supervision fees.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2015 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 08/31/15	$114,220.00	$900.00
FYE 08/31/14	$100,500.00	$900.00
FYE 08/31/13	$97,500.00	$900.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 08/31/15	$0.00	$0.00
FYE 08/31/14	$0.00	$0.00
FYE 08/31/13	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 08/31/15	$32,000.00	$600.00
FYE 08/31/14	$26,000.00	$600.00
FYE 08/31/13	$26,000.00	$600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 08/31/15	$0.00	$0.00
FYE 08/31/14	$0.00	$0.00
FYE 08/31/13	$0.00	$0.00

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 08/31/15	$32,000.00	$600.00
FYE 08/31/14	$26,000.00	$600.00
FYE 08/31/13	$26,000.00	$600.00

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2015, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/09/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 11/09/15

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/09/15

* Print the name and title of each signing officer under his or her signature.